As filed with the Securities and Exchange Commission on October ___, 1996



                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                            Form N-1A


     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
   Centurion T.A.A. Fund, Inc., formerly Excel Value Fund, Inc.
       (File No. 2-73955):  Post-Effective Amendment No. 24

                              and/or

                 REGISTRATION STATEMENT UNDER THE
                  INVESTMENT COMPANY ACT OF 1940
                                                              [X]
   Centurion T.A.A. Fund, Inc., formerly Excel Value Fund, Inc.
      (File No. 811-3257):  Post-Effective Amendment No. 24

                   CENTURION T.A.A. FUND, INC.
        (Exact Name of Registrant as Specified in Charter)

 11545 W. Bernardo Court, Suite 100, San Diego, California 92127
 (Address of Principal Executive Offices)             (Zip Code)

                          (619) 673-8536
       (Registrant's Telephone Number, including Area Code)

                         Jack K. Heilbron
 11545 W. Bernardo Court, Suite 100, San Diego, California 92127
             (Name and Address of Agent for Service)

                             Copy to:
                      Bruce J. Rushall, Esq.
                        Rushall & McGeever
               2111 Palomar Airport Road, Suite 200
                    Carlsbad, California 92009



It is proposed that this filing will become effective on November 5, 1996 pursuant to Paragraph (b) of Rule 485, and pursuant to Rule 485 (b)(i)(v), the effective date of the Amendment No. 23 filed on August 27, 1996 is hereby delayed until November 5, 1996. The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. A Rule 24f-2 Notice for the Registrant's most recent fiscal year was filed with the Securities and Exchange Commission on March 29, 1995.

CROSS REFERENCE SHEET FOR ITEMS REQUIRED BY FORM N 1A

Item No. of Form N-1A Caption in Prospectus
      1 Cover Page
      2 "Summary of Contents"; "Expense Synopsis"
      3 "Financial Highlights"; "Performance Data"
      4 "Summary of Contents"; "Investment Objective and Policies of the Fund"; "Investments the Fund Will Not Make; Restrictions on Investments"; "Other Information";
        "Appendix A"
      5 "Summary of Contents"; "Management"; "Other Information"
      6 "Investment Income"; "Taxes"; "Other Information"
      7 "Multiple Pricing System"; "Valuing Shares"; "Buying Shares";
        "Sales Charge"; "Plans of Distribution"; "Reinvestments"; "Shareholder Services/Transfers"
      8 "Redeeming Shares"; "Shareholder Services/Transfers"
      9 Not Applicable Caption in Statement of Additional Information 10 Cover Page
     11 "Table of Contents"
     12 "Additional Information"
     13 Investment Restrictions; See also "Investment Objectives and Policies of the Fund"; "Investments the Fund Will Not Make; Restrictions on Investments" in Prospectus
     14 "Fund Management"
     15 "Ownership of Shares"
     16 "Centurion Counsel, Inc., Centurion Group, Inc. and
        Centurion Institutional Services, Inc."; "Custodian;
        General Counsel; Auditors"
     17 "Brokerage"
     18 See "Multiple Class Share Plan", "Investment Income" and
        "Other Information" in Prospectus
     19 "Additional Purchase and Redemption Information"; See
        "Buying Shares"; "Sales Charge"; "Redeeming Shares" and "Shareholder Services/Transfers" in the Prospectus
     20 "Taxes"
     21 "Centurion Counsel, Inc., Centurion Group, Inc. and
        Centurion Institutional Services, Inc."
     22 "Calculation of Performance Data"
     23 "Financial Statements"

                    CENTURION T.A.A. FUND, INC.

                 REGISTRATION STATEMENT ON FORM N-1A

                         PART A - PROSPECTUS
                     CENTURION T.A.A. FUND, INC.



         Centurion T.A.A. Fund, Inc. ("the Fund") is a mutual fund that continuously offers its shares for sale. The investment objectives of the Fund are long-term, high-level, total return consistent with reasonable risk by pursuing a tactical asset allocation strategy whereby the Fund's investments are allocated, based on changes in market conditions, among three asset classes -- common stocks, bonds and money market instruments. In pursuing its objectives, the Fund will invest in common stocks and corporate bonds, including options thereon and will employ certain special investment techniques such as short sales and investments in futures contracts, stock index contracts and options thereon. The Fund will not borrow funds to finance its investments (that is the Fund will not leverage its investments or invest on margin).

         There can be no assurance that the Fund will achieve its investment objectives.

         This Prospectus sets forth concisely the information about the Fund that you should know before investing. You should read it to decide if an investment in the Fund is right for you.
    Please keep it with your investment records for future reference.
The Fund has filed a Statement of Additional Information (dated as of the date of this Prospectus) with the Securities and Exchange Commission. The Statement of Additional Information is available free of charge from the Fund at the mailing address and telephone number below, and is incorporated by reference into this Prospectus in accordance with the Commission's rules.


         To invest, you may fill out the application that accompanies this Prospectus, or simply contact Centurion Institutional Services, Inc. or one of the broker-dealers that have sales agreements with Centurion Institutional Services, Inc. For more information or assistance in opening an account, please contact:

                CENTURION INSTITUTIONAL SERVICES, INC.
                  11545 W. Bernardo Court, Suite 100
                     San Diego, California 92127
                            (619) 673-8536


    THESE SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION AND THE SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER FEDERAL OR STATE AGENCY.
    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSIONS NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSIONS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


    PROSPECTUS DATED __________, 1996

   No dealer, sales representative or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus (and/or in the Statement of Additional Information referred to on the cover page of this Prospectus), and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or Centurion Institutional Services, Inc. This Prospectus does not constitute an offer or solicitation by anyone in the state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

                         SUMMARY OF CONTENTS

         This summary describes some important facts concerning an investment in the Fund. It also tells you where a more detailed discussion may be found in the text of this Prospectus or the Fund's Statement of Additional Information.

         The Fund is an open-end, diversified management investment company that only issues shares of common stock. By purchasing shares in the Fund, you and the other investors in the Fund are pooling your money to acquire a diversified portfolio of securities and other assets.

    Objective                                     Prospectus, page 1

         The investment objective of the Fund is set forth in the cover page of this Prospectus.

    Valuing Shares                                Prospectus, page 20

         Generally the value of a share of the Fund is determined each day. Such values may fluctuate from day to day as the values of the Fund's investments fluctuate.

    Dividends; Investment Income; Reinvestments   Prospectus, page 27 and 28

         The Fund intends to pay out substantially all of its net investment income on at least an annual basis and net realized capital gains, if any, prior to the end of each fiscal year (December 31). Income dividends and capital gains distributions may be reinvested.

    Buying Shares                                 Prospectus, page 21

         You can start your investment in the Fund with $500. Just fill out the application that accompanies this Prospectus or call a sales representative of Centurion Institutional Services, Inc. ("CIS") at (619) 673-8536. You can also buy shares through other broker-dealers that have sales agreements with CIS.

         Once you have made your initial investment, you can make additional investments of $25 or more at any time.

    Risk Considerations                           Prospectus, page 5,
                                                          pages 14-19
                                                           Appendix A

         Your investment in the Fund involves several risk considerations, including:

         -The Fund's small size and limited investment portfolio size.

         -The level of the Fund's expenses before waivers of expense reimbursements and fees.

         -The inexperience of the Fund's investment advisor, Centurion Counsel, Inc. ("Centurion Counsel"), in managing registered investment companies.

         -The Fund's investment policies which include unleveraged, short-term investments in put and call options, index futures and index options.

    Centurion Counsel, Inc.; and                      Prospectus, page 32
    Centurion Institutional Services, Inc.Statement of Additional
    Information, page B-9

         Your investment is professionally managed. Centurion Counsel is the Fund's investment advisor (the Advisor"). The Fund pays Centurion Counsel a fee based on a percentage of its net asset value. The total fees (expressed as a percentage of average daily net assets) payable by the Fund for these services equal 1% (annualized) of the first $200-million of the Fund's average daily net assets and thereafter decline as a percentage of average daily net assets as the size of the Fund increases. The fees paid by the Fund for advisory services are higher than the advisory fees of most other mutual funds.

         CIS is the principal underwriter (the "Distributor") of the Fund's shares.

         The address and phone number of Centurion Counsel and CIS is the same as the Fund's, which are on the cover page of this Prospectus.

    Multiple Pricing System                          Prospectus, page 11
                    Statement of Additional Information, page B-6

         The Fund offers four classes of shares. Class A shares, Class B shares and Class C shares are offered to the general public and each has its own sales charge structure. Each of these classes of shares has distinct advantages and disadvantages for different investors, and investors may choose the class of shares that best suits their circumstances and objectives. Each class of shares represents an interest in the same portfolio of investments of the Fund. The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A shares. In addition, the Fund offers Class D shares to investors who qualify as an Advisor Professionals, Eligible Employees, or Eligible Account. There are no sales charges with respect to Class D shares.

         Class A Shares. These shares are offered at their net asset value per share plus a maximum initial sales charge ("front-end charge") of 4.75% of the offering price. Class A Shares are charged an annual Rule 12b-1 fee of 0.25% of its average daily net assets attributable to Class A shares.

         Class B Shares. These shares are offered at their net asset value per share and are subject to a maximum contingent deferred sales charge of up to 4% of redemption proceeds during the first year, declining each year thereafter to 0% after the fifth year. Class B shares are charged an annual Rule 12b-1 fees of 1.0% of its average daily net assets attributable to Class B shares. The Class B shares convert automatically to Class A shares eight years after the end of the calendar month in which the shareholder's purchase of the Class B Share was accepted.

         Class C Shares. These Shares are offered at their net asset value per share. No front-end charge or deferred sales charge will be charged by the Fund with respect to the Class C shares. Class C shares will be charged an annual Rule 12b-1 fees of 1.0% of its average daily net assets attributable to Class C shares.

         Class D Shares. These shares are offered at their net asset value per share only to Advisor Professionals, Eligible Employees, and Eligible Accounts, as defined under "Purchase of Shares - Class D
Shares" herein. No front-end charge or deferred sales charge will be charged by the Fund with respect to Class D shares. The Fund will not pay 12b-1 fees with respect to Class D shares.

    Sales Charge                      Prospectus, pages 6 and pages 22 and 24

         There is no front-end sales charge on the Class C or Class D shares. The Fund charges a front-end sales charge of 4.75% of the Offering Price on the Class A shares and charges a maximum contingent deferred sales charge of 4.0% on Class B shares during the first year, which amount declines each year thereafter to 0% after the fifth year.

    Sales Expenses                     Prospectus, page 6 and pages 25-26

         The Fund charges Class A shares an annual 12b-1 fees equal to 0.25% of the Fund's average daily net assets of Class A shares, 1.0% of the Fund's average daily net assets attributable to the Class B shares charges Class B share and 1.0% of the Fund's average daily net assets attributable to the Class C shares, respectively. No. Rule 12b-1 expenses are charged with respect to the Class D shares.

    Fund Brokerage Statement of Additional Information, page B-15

         The Fund's investment adviser may consider sales of shares of the Fund and of any other funds the adviser may advise as a factor in the selection of the broker-dealers to execute the Fund's portfolio transactions. The Fund expects to use affiliates of Centurion Counsel (including CIS and PIM Financial Services, Inc.) as a broker of its portfolio securities but only if the provisions of Section 17(e) of the Investment Company Act of 1940 (and the rules thereunder) are complied with and only when, in the judgment of Centurion Counsel, such firm will be able to obtain a price and execution at least as favorable as other qualified brokers, and the transactions effected by such firm, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of such firm, are not unfair or unreasonable to the shareholders of the Fund.

    Taxes                                             Prospectus, page 28

         The Fund intends to meet the requirements for regulated investment companies under Subchapter M of the Internal Revenue Code, and if so qualified, the Fund will not be taxed on the income or capital gains it distributes. Each shareholder must report his or her own income dividends and any capital gains distributions, whether received in cash or additional shares.

    Retirement Accounts
                   Statement of Additional Information, page B-16

         Given the Fund's objectives, an investment in the Fund may be appropriate for Individual Retirement Accounts ("IRAs"), Keogh Plans, Tax-Deferred Investment Plans and other similar plans. For information about the available IRAs or about any other of such plans, contact the Fund.

    Redeeming Shares                          Prospectus, page 29

         Shareholders of the Fund can redeem their shares at any time by mailing a request to the Fund in the care of Centurion Counsel, or by having a broker-dealer that has a sales agreement with CIS telephone or telegraph the redemption request to the Fund.

    Shareholder Services/Exchanges        Prospectus, pages 30-32

         Shareholders may make systematic investments automatically on a monthly, quarterly or semiannual basis. This type of arrangement helps the shareholder put money aside regularly. The Fund also offers a plan for redeeming your investment in regular installments. Shareholders selecting the periodic pay-out plan must reinvest any dividends and capital gains distributions. Shareholders may exchange all or a portion of their investment from the Fund for an investment in the Cash Equivalent Fund - Money Market Portfolio, a money market fund offered through CIS without incurring a sales charge.

         The following Tables are intended to assist investors in understanding the expenses applicable to each Class of the Fund's
Shares.

                           EXPENSE SYNOPSIS

                                 Class A Shares   Class B Shares   Class C Shares   Class D Shares
Shareholder Transaction
Expenses

Maximum Sales Charge
Imposed on Purchases
     (as a Percentage of
     Offering Price)             4.75%            None             None             None

Sales charge imposed on
dividend reinvestments           None             None             None             None

Deferred Sales Charge (as a
percentage of original purchase
price on redemption proceeds,
whichever is lower)              None             4% during the    None             None
                                                  first and second
                                                  year, 3% during
                                                  the third year,
                                                  2.5% during the
                                                  fourth year,
                                                  1.5% during the
                                                  fifth year, and
                                                  0% after the
                                                  fifth year(a)<F1>
Exchange Fee(b)<F2>              $7.50            $7.50            $7.50            $7.50
Annual Fund Operating
Expenses (as a percentage of
Average net Assets)

Management (Advisory) Fees       1.0%             1.0%             1.0%             1.0%

12b-1 Fees                       0.25%            1.0%             1.0%             None

Other Expenses (After
Waivers of Fees and Expense
Reimbursements)(d)<F4>           1.53%            1.53%            1.53%            1.53%

Total Fund Operating
Expenses (After Fee Waiver
and Expense
Reimbursements)(e)<F5>           2.78%            3.53%            3.53%            2.53%

<F1>   (a)  See "Purchase of Shares - Class B Shares".
<F2>   (b)  There is a $7.50 transfer agent's fee per exchange.
<F3>   (c)  Up to 0.25% for Class A Shares and 1.0% for Class B
            and Class C Shares.
<F4>   (d)  Before the Waivers of Fees and Expense Reimbursements,
            Other Expenses would be 2.82%.
<F5>   (e)  Before Waivers of Fees and Expense Reimbursements, Total
            Operating Expenses would be, based on the average net assets of the Fund during the year ended December 31, 1995, 4.07% in the case of Class A Shares, 4.82% in the case of Class B Shares, 4.82% in the case of Class C Shares, and
            3.82% in the case of Class D Shares.

                                                                     Cumulative Expenses Paid for Period of:
<CAPTION
Example:                                                 1 Year          3 Years          5 Years          10 Years
An investor would pay the following expenses on
   a $1,000 investment including, for Class
   A shares, the maximum $47.50 front-end
   sales charge and for Class B, a contingent
   deferred sales charge, assuming (1) an
   operating expense ratio of 2.78% for
   Class A shares 3.53% for Class B shares,
   3.53% for Class C shares, and 2.53% for
   Class D shares; (2) a 5% annual return
   throughout the period and (3) redemption
   at the end of the period:

            Class A  . . . . . . . . . . . . . . . . . . $75             $133             $192             $353
            Class B  . . . . . . . . . . . . . . . . . . $77             $143             $205             $376*<F1>
            Class C  . . . . . . . . . . . . . . . . . . $37             $113             $190             $393
            Class D  . . . . . . . . . . . . . . . . . . $27             $ 82             $139             $295

An investor would pay the following expenses on the same $1,000 investment assuming no redemption at the end of the period:

            Class A  . . . . . . . . . . . . . . . . . . $75             $133             $192             $353
            Class B  . . . . . . . . . . . . . . . . . . $37             $113             $190             $376*<F1>
            Class C  . . . . . . . . . . . . . . . . . . $37             $113             $190             $393
            Class D  . . . . . . . . . . . . . . . . . . $27             $ 82             $139             $295

<F1>    * Based on conversion to Class A shares after eight years.
        (a)   See "Purchase of Shares - Class B Shares".
        (b)   There is a $7.50 transfer agent's fee per exchange.
        (c)   Up to 0.25% for Class A and 1.0% for Class B and Class C Shares.
        (d) Before the Waivers of Fees and Expense Reimbursements, Other Expenses would be 2,82% for each class.
        (e) Before Waivers of Fees and Expense Reimbursements, Total Operating Expenses would be, based on the average net assets of the Fund during the year ended December 31, 1995, 4.07% in the case of Class A Shares, 4,82% in the case of Class B Shares, 4.82% in the case of Class C Shares, and 3.82% in the case of Class D Shares.




         The purpose of the above table is to assist the investor in understanding the various costs and expenses that investors in the Fund will bear directly or indirectly. The above example should not be considered a representation of past or future expenses of the Fund; actual expenses may be greater or less than those shown. At least through December 31, 1996, the Fund's investment advisor has agreed to waive reimbursement of its expenses by the Fund to the extent such reimbursements would result in the Fund's expenses, including the management fee (investment advisory fee), but excluding 12b-1 fees, interest expense, taxes, brokerage fees and commissions, to exceed 2.625% of the first $200-million of its average daily net assets on an annual basis. The amounts in the above example may increase if waivers of expense reimbursements and fees are reduced or eliminated. The Fund does not charge shareholders a front-end sales charge on Class B, C and D shares. However, because the Fund will pay continuing 12b-1 fees at an annualized rate of up to 1.0% of the Fund's average daily net assets attributable to Class B Shares and Class C shares placed, long-term shareholders may pay more with respect to Class B shares and Class C shares than the economic equivalent of the current maximum front-end sales charges or the maximum front-end sales charges permitted by the Conduct Rules of the National Association of Security Dealers (the "NASD").

                             FINANCIAL HIGHLIGHTS


         Sixth Months Ended June 30 (Unaudited)  Year Ended December 31 (Audited)

                                        1996<F1>1995<F1> 1994<F1> 1993<F1> 1992<F1> 1991<F1> 1990<F1> 1989<F1> 1988  1987 1986
Net Asset Value, Beginning of Period    $3.34   $3.43    $4.55    $4.96    $5.17    $5.11    $7.37    $6.77    $6.59 $9.91$9.59

   INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                   (0.01)  (0.05)   (0.18)   (0.21)   (0.03)    0.04     0.11     0.19     0.08  0.11 0.13
Net Gains or (Losses) on Securities
(Both Realized and Unrealized)           0.30   (0.04)   (0.94)   (0.20)   (0.18)    0.73    (1.77)    1.07     0.32  0.48 1.37

Total From Investment Operations         0.29   (0.09)   (1.12)   (0.41)   (0.21)    0.77    (1.66)    1.26     0.40  0.59 1.50

   LESS DISTRIBUTIONS
Dividends from Net Investment Income     0.00    0.00     0.00     0.00     0.00    (0.07)   (0.17)   (0.19) (0.22)(0.23)(0.30)
Distributions from Capital Gains         0.00    0.00     0.00     0.00     0.00    (0.64)   (0.43)   (0.47) 0.00 (3.68)(0.88)

Returns of Capital Total Distributions   0.00    0.00     0.00     0.00     0.00    (0.71)   (0.60)   (0.66) (0.22)(3.91)(1.18)

Net Asset Value, End of Period          $3.63   $3.34    $3.43    $4.55    $4.96    $5.17    $5.11    $7.37  $6.77 $6.59 $9.91

TOTAL RETURN***<F2>                      8.68%  -2.62%  -28.01%  -12.39%   -8.38%    9.94%  -27.09%   -3.57% -0.30%-0.33%11.32%


   RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
($000 Omitted)                          $5,010 $4,370   $452     $757     $1,273   $1,593   $1,917   $3,423 $4,869 $7,161$12,198
Ratio of Expenses, before waiver of
Fees and reimbursement, to average
Net Assets                               3.42%  4.82%    9.04%    6.19%    4.51%    4.20%    3.89%    4.12%  3.31%  2.24% 1.95%
Ratio of Expenses, after waiver of
Fees and reimbursement, to average
Net Asset                                3.42%  3.53%    6.00%    5.19%    3.51%    3.18%    2.90%    3.12%  2.46%  1.96% 1.76%
Ratio of Net Investment Income to
average Net Assets                      -0.43%  0.17%   -4.78%   -4.50%   -0.78%    1.20%    1.72%    2.60%  1.67% 0.86%  1.45%
Portfolio Turnover Rate                 76.31% 57.20%  148.21%  143.11%  151.12%  161.48%   60.77%   75.53% 39.34% 104.01%126.66%
Average Commission Rate Paid              .045
Number of Shares outstanding at
End of Period (000)                      1,379  1,309    132      166        256      308      375      465   719 1,087  1,231

<F1>  **  Centurion Counsel has acted as the Fund's investment advisor and CGI has acted as the Fund's accounting services agent, transfer agent, dividend disbursing agent and administrative services agent since January 1, 1995. Prior thereto, Excel Advisors, Inc. had acted in each of the foregoing capacities of the Fund since May 10, 1989. Prior thereto, IRI Asset Management, Inc. served the Fund in such capacities.
<F2>  *** Total return is based on the change in net asset value during the period, assumes reinvestment of all distributions and the maximum front-end sales charge of 4.5% in effect through 1994. Commencing in 1995, the Fund charges no front-end load but will pay 12b-1 fees of up to 1.0% of its net asset value per annum.


             MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

    Fund Performance

         For the year ended December 31, 1995, the Fund experienced a total return of a negative 2.62%. This compared to a positive 34.11% experienced by the S&P 500 Index, which broadly reflects the performance of common stock, and a negative .35% return on the Dow Jones 20 Bond Index. During the first five months of 1995 the Fund's net assets continued to decline due to the redemptions of the Fund shares. The Fund's net assets decreased during 1/1/95 to 5/24/95 from $452,000 to $325,000. Net redemptions caused unplanned sales of portfolio investments in order to meet the redemptions, which resulted in losses when the Fund liquidated unprofitable positions. Commencing in June 1995 as the Advisor and Principal underwriter were able to implement marketing of the shares, the Fund's net assets increased and the Fund's new investment objective could be implemented.
From 5/24/95 to 12/31/95 the Fund's net assets increased from $326,000 to $4,370,000. During the period the Fund's total returned increased 1.2%. During the six months ended December 31, 1995, the Fund's assets were invested approximately 60% in equities, 35% in commerical paper and fixed income. Also during this period the Advisor's asset allocation model indicated an overbought signal for equities therefore the Fund hedged the equity position with OEX options. As the overall market increased the losses on these options mitigated the profits on the equity positions.

         As a result of the Fund's asset base growth and certain cost saving measures instituted by management, the Fund's expense ratio decreased from 6% in 1994 to 3.6% in 1995. For 1996, Centurion Counsel has again agreed to waive its expense reimbursements and, if necessary, to reimburse the Fund, to the extent the Fund's expenses, other than 12b-1 fees, interest expense, taxes and brokerage fees and commissions exceed 2.625% of the first $200-million of the Fund's average daily net assets. There is no dollar limit to the amount of expense reimbursements which will be waived. Thus, so long as these waivers are in effect, Centurion Counsel will bear the Fund's total operating expenses to the extent they exceed 3.625% of the Fund's daily average net assets. Centurion Counsel has agreed to maintain this waiver at least through the current fiscal year. The waiver of reimbursements will be calculated and made at the same time as the advisory fee is payable under the Advisory Agreement.

                          PERFORMANCE GRAPH

    Description Of Performance Graph

         Graph compares the average total return over a 10-year period from January 1, 1986 through December 31, 1995 for the fund and the S&P 500 index. The graph includes a table which states that the average annual total returns for the Fund over the 1-year, 5-year, and 10-year periods ending December 31, 1995 were (2.62%), (6.61%), and (1.98%), respectively. These returns include all dividends and capital gains distributions and the maximum front end sales load of 4.5% in effect prior to 1995.

Data used in the Centurion T.A.A. Fund, Inc. Performance Graph

Assumptions:

Date of investment       1/1/86
Amount of investment     $10,000
Sales Charge             4.50%

Average Annual Total Return Ended on 12/31/95
     1-year     -2.62%
     5-year     -6.91
    10-year      1.83


                     Total Return              $10,000 Investment
                 --------------------         --------------------
                 Centurion    S&P 500         Centurion    S&P 500
                   T.A.A.      Index            T.A.A.      Index
Year Ended          Fund                         Fund

1/86             30.780%      31.740%         $9,550       $10,000
12/86            11.320       18.680          10,631        11,868
12/87            -0.330        5.26           10,596        12,492
12/88            -0.300       16.610          10,564        14,567
12/89            -3.570       31.680          10,187        19,182
12/90           -27.090       -3.120           7,427        18,584
12/91             9.940       30.480           8,166        24,248
12/92            -8.380        7.620           7,481        26,096
12/93           -12.390       10.060           6,554        28,721
12/94           -28.010        1.320           4,719        29,100
12/95            -2.860       34.110           4,584        39,026


         Past performance is not predictive of future performance.

         The above illustration compares a $10,000 investment made in the Fund on January 1, 1986 to a $10,000 investment made in the Standard & Poor's 500 Stock Index on that date. For comparative purposes, the value of the Index on December 31, 1985 is used as the beginning value on January 1, 1986. All dividends and capital gain distributions are reinvested.

         The graph and related data concerning the Fund reflect costs after the advisor's waiver of fees and reimbursements. Unlike the Fund, the Standard & Poor's 500 Stock Index is an unmanaged total return performance benchmark consisting of a broad-based basket of 500 securities. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of this Prospectus and elsewhere herein.

                           PERFORMANCE DATA

         Advertisements and other sales literature for the Fund may refer to the Fund's "average annual total return" and "cumulative total return." All such quotations are based upon historical earnings and are not intended to indicate future performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that the investor's shares when redeemed may be worth more or less than their original cost. In addition to advertising average annual total return and cumulative total return, comparative performance information may be used from time-to-time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc., the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index and other industry publications.

         "Average annual total return" is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. In calculating average annual total return, the maximum sales charge is deducted from the hypothetical investment and all dividends and distributions are assumed to be reinvested.

         "Cumulative total return" is calculated by subtracting a hypothetical $1,000 payment to the Fund from the ending redeemable value of such payment (at the end of the relevant advertised period), dividing such difference by $1,000 and multiplying the quotient by 100. In calculating ending redeemable value, all income and capital gain distributions are assumed to be reinvested in additional Fund shares and the maximum sales load is deducted.

         For more information regarding how the Fund's average annual total return and cumulative total return is calculated, see "Calculation of Performance Data" in the Statement of Additional Information.

                       MULTIPLE PRICING SYSTEM

         The Fund's Multiple Pricing System permits an investor to choose the method of purchasing shares. This is most beneficial for that investor's circumstances, including the amount to be purchased and the length of time the investor expects to hold the shares.

         Class A Shares. Class A shares are sold at net asset value plus a maximum front-end sales charge of 4.75% of the offering price. Class A shares are subject to an ongoing service fee (shareholder services fee) at an annual rate of up to 0.25 of the Fund's aggregate average daily net assets attributable to the Class A shares. See "Purchase of Shares--Class A Shares".

         Class B Shares. Class B shares are sold at net asset value and are subject to a deferred sales charge if they are redeemed within five years of purchase. Class B shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class B shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class B shares.
    Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. See "Purchase of Shares--Class B Shares." Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Conversion Feature" below for discussion on applicability of the conversion feature to Class B shares.

         Class C Shares. Class C shares are sold at net asset value and are not subject to a front-end or a deferred sales charge. Class C shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class C shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class C shares. Class C shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made.
    The ongoing distribution fee paid by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. See "Purchase of Shares--Class C Shares."

         Class D Shares. Class D shares are sold at net asset value only to persons who qualify as an Advisor Professional, Eligible Employee, or Eligible Account, each of which is defined in "Purchase of Shares - Class D Shares". No front-end charge, deferred sales charge, service fees or distribution fees will be paid by the Fund with respect to the Class D shares. Class D shares are offered at net asset value to such persons because of anticipated economies in sales efforts and sales-related expenses.

         Conversion Feature. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which they were purchased and, a Class A share, will no longer be subject to the distribution fee. Such conversion will be on the basis of the relative net asset value per share, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B shares that have been outstanding for a period of time sufficient for the Distributor to have been substantially compensated for distribution expenses related to the Class B shares from most of the burden of the ongoing distribution fee.

         For the purpose of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid on Class B shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the distribution fee and any higher transfer agency costs with respect to Class B shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code, as amended (the "Code"), and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversions of Class B shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B shares would occur, and such Class B shares might continue to be subject to the distribution fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's order to purchase was accepted.

         Factors for Consideration. In deciding which class of shares to purchase investors should take into consideration their investment goals, amounts of present and anticipated investments and their individual investment time horizon and temperaments. Investors should consider whether, during the anticipated life of their investment in the Fund the accumulated distribution fees and contingent deferred sales charges on Class B shares prior to conversion would be less than the initial sales charge on Class A shares purchased at the same time and to what extent such differential would be offset by the higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption "Expense Synopsis" sets forth examples of the charges applicable to each class of shares.

         Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to ongoing distribution fees and, for a five year period, being subject to a contingent deferred sales charge. Ongoing distribution fees on Class B shares and Class C shares will be offset to the extent of the additional funds originally invested (resulting from the non-payment of an initial sales charge) and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds. For investments held for ten years or more, the relative value upon liquidation of the three classes tends to favor Class A or Class B shares, rather than Class C shares.

         Class A shares may be appropriate for investors who prefer to pay the sales charge up front, wish to maximize their current income from the start, prefer not to pay redemption charges and/or have a longer-term investment horizon. Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and have a shorter-term investment horizon.

         Under most circumstances, investments originally made in Class C shares will tend to have a slightly higher value upon liquidation than investments originally made in either Class A or Class B shares, if liquidated within the first six (6) years after the date of the original investment due to the front-end sales charge on Class A shares and the contingent deferred sales charges on Class B shares. Under most circumstances investments origninally made in Class A shares will tend to have a slightly higher value upon liquidation than investments originally made in Class C shares, if held for and liquidated, after approximately seven (7) years after the date of original investment because of higher Rule 12b-1 expenses charged to Class C shares. This would also tend to be true for investments originally made in Class B shares which are liquidated after eight years when they convert to Class A shares.

         The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares from the proceeds of the ongoing distribution fee and any contingent deferred sales charge incurred upon redemption within five years of purchase. In the case of Class C shares, such distribution expenses will be reimbursed from the proceeds of the ongoing distribution fee. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A, Class B or Class C shares. Investors should understand that the purpose and function of the contingent deferred sales charge and ongoing distribution fee with respect to Class B shares and the ongoing distribution fee with respect to Class C shares are the same as those of the initial sales charge with respect to Class A shares. See "Distribution Plans". Class D shares will be more beneficial to the investor who qualifies for the purchase thereof.

         General. Dividends paid by the Fund with respect to Class A, Class B, Class C and Class D shares will be calculated in the same manner at the same time on the same day, except that theon going service fees, distribution fees and/or any incremental transfer agency costs relating to Class A, Class B or Class C shares will be borne by the respective class. Shares of the Fund may be exchanged, subject to certain limitations, for shares of the same class or other mutual funds advised by the Adviser. See "Shareholder Services/Transfers - Exchange Privilege."

         The Directors of the Fund have determined that currently no conflict of interest exists between the classes of shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the Investment Company Act of 1940 (the "1940 Act") and state laws, will seek to ensure that no such conflict arises.


            INVESTMENT OBJECTIVE AND POLICIES OF THE FUND

         The Fund provides investors with a professionally managed, diversified portfolio, which its investment adviser believes offer the potential to earn over the long-term a high level of total investment return (that is, both capital appreciation and current income) consistent with the assumption of reasonable risk, by pursuing a tactical asset strategy whereby the Fund's investments are allocated, based on changes in market conditions, among three asset classes -- common stocks, bonds and money market instruments.

         The Fund also employs certain non-traditional investment techniques, including engaging in transactions in futures contracts, options on futures contracts, and short sales. Each of these investment techniques is described under "Special Investment Techniques" below. For the purposes of the Fund's TAA strategy, transactions in options and futures contracts will be considered of the same asset class as the security underlying such rights. Thus, put or call options for common stocks would be considered in the common stock asset class, interest rate futures would be considered in the bond asset class, and futures contracts on stock market indexes would be considered in the common stock class.

         Only the holders of a "majority" of the outstanding shares of the Fund (as defined in the Investment Company Act of 1940) can change its investment objectives. Policies not designated as "fundamental" may be changed by the board of directors of the Fund if, in the board's discretion, it believes it is in the best interests of the Fund to do so.

    Investments The Fund Will Make

              Common Stock Investments. Under its TAA strategy, the Fund, from time to time has substantial amounts of its assets invested in common stocks. The Fund invests in common stocks which are individually selected after considering a number of factors, including price earning ratios, historical stock price movements and perceived under valuation or over valuation.

    The goal is not necessarily to achieve a portfolio of publicly traded common stocks which is representative of any index or industry wide sampling. Thus, the Fund does not seek to make representative or pro rata investments in the stocks of any single index such as the S&P index on a capitalized weighted basis or otherwise. However, the Fund may make such representative investments in individual industry components. For instance, where specific industries are judged to be undervalued in general in relation to other industries or segments.

         Mortgage-Related Securities. The Fund may from time to time have substantial amounts of its assets invested in mortgage-related securities including, but not limited to, obligations issued or guaranteed by Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly-owned corporate instrumentality of the United States whose securities and guarantees are backed by the full faith and credit of the United States. The securities and the guarantees of FNMA and the FHLMC are not backed, directly or indirectly, by the full faith and credit of the United States. Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to FNMA, neither the United States nor any agency thereof is obligated to finance the operations of either FNMA or FHLMC or to assist either in any other manner. See Appendix A for a description of mortgage-backed securities.

              Money Market Instrument Investments. From time to time the Fund has substantial amounts of its assets invested in money market instruments. In general, these investments are in one or a combination of two or the following that have remaining maturities not exceeding one year: (i) obligations issued and guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1-billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation; (iii) commercial paper rated at the date of purchase "P-1" by Moody's Investors Services, Inc. ("Moody's") or an "A-1" or "A-1+" by S&P; (iv) certain repurchase agreements; and (v) high-quality municipal obligations, the income from which may or may not be exempt from federal income taxes. The Fund may also invest in short-term U.S. dollar-dominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10-billion, or the equivalent in other currencies, in total assets;
(ii) are among the 75 largest foreign banks in the world as determined on the basis of assets; and (iii) have branches or agencies in the
United States. The value of the money market instruments in which the Fund may invest will vary adversely with changes in market interest rates.

              Investments in Debt Securities. From time to time the Fund has substantial amounts of its assets invested in debt securities issued by governments and/or private entitles such as corporations and trusts. The Fund may from time to time invest a substantial portion of its assets in debt securities of less than investment grade; provided the Fund must invest less than 35% of its net assets in junk bonds. Junk bonds are bonds not rated in one of the four highest rating categories by a NRSRO. Thus Junk bonds would include bonds rated lower than BBB by Standard
& Poors Corporation (the "S&P"), or rated Baa or lower by Moody's
Investors Service, Inc. ("Moody's"). Investments in Junk bonds would generally expose the Fund to greater risks of loss by reason of default on these bonds. Although having greater risk, junk bonds or lower rated debt securities generally sell at substantially greater yields than investment quality debt securities and generally offer greater potential returns. See Appendix A for a description of the kinds of debt securities in which the Fund may invest.

         Securities of Foreign Issuers. The Fund may invest in securities of foreign issuers, including securities issued or guaranteed by foreign corporations and governments. Investing in securities of foreign issuers involves considerations and risks not typically associated with investing in securities issued by domestic issuers.
The values of such foreign investments are affected by changes in currency rates and exchange control regulations, the application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (both in the United States and abroad) and changed circumstances in relationships between nations. Foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than those in the United States. Costs incurred in connection with conversions between the currencies of different nations can be significant. Investments in securities of foreign issuers could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations. Also the foreign brokerage commissions are generally higher than in the United States and trades could be subject to extended settlement periods.

         Options. The Fund may from time to time invest up to 50% of its assets in investments in options contracts. The Fund will continue to purchase and sell call and put options in its efforts to enhance performance and/or to hedge the Fund's risk exposure. The Fund will invest in options at such time and from time to time, as Centurion Counsel determines to be appropriate and consistent with the investment
objective of the Fund.   In addition to purchasing such options written
by others, the Fund may also write (sell) covered call and secured put options with respect to certain of its portfolio securities. A covered call option means that the Fund owns the underlying securities on which the option is written. By writing a call option the Fund may become obligated during the term of the option to deliver the securities underling the option at the exercise price if the option is exercised.
A secured put option means that the Fund has and maintains on deposit with its custodian bank cash or U.S. Government securities having a value equal to the exercise value of the option. By writing a put option, the Fund may become obligated during the term of the option to purchase the securities underlying the option at the exercise price. Options written by the Fund will be conducted on recognized securities exchanges. See Appendix A to this Prospectus.

         Options contracts are considered derivative securities ("Derivatives"). In general, a Derivative is a security whose value is linked to or derived from an underlying security or index. The Fund may make such investments either for hedging purposes or non-hedging purposes. A hedge, for example, would be where the Fund sells a stock index future for protection against a future decline in the stock market so if the market drops, the value of the futures position would rise, thereby offsetting the decline in value of the Fund's stock holdings.
A non-hedge investment would be where the Fund purchased a stock index future in order to profit by reason of an increase in the market. In such event, if the market declined, the Fund would realize a loss from the stock index future and incur a decline in value of its stock holdings. Investments in Derivatives for non-hedging purposes can subject the Fund to substantial risks, including, but not limited to, imperfect correlation between the change in market value of the underlying stocks or bonds held by the Fund and the prices of futures, contracts and options, and possible lack of a liquid secondary market for the Derivative security resulting in the Fund's inability to close a position in a Derivative security prior to its maturity or expiration date. The Fund will attempt to diminish the risk of imperfect market correlation by investing in contracts whose price fluctuations are expected to resemble those of the Fund's underlying securities. Risks of illiquidity of Derivative investments will be minimized by entering into transactions on national exchanges with an active and liquid secondary market. Also, risks in the Fund's acquisition of Derivative investments will not include the risk of leverage inasmuch as the Fund may not and will not purchase Derivative investments on credit or with borrowed funds.

              Futures Contracts on Indexes and Options Thereupon and other Special Investment Techniques. In pursuing its investment objective, the Fund utilizes investment techniques index futures contracts, options thereupon, and short sales each of which is described in Appendix A to this Prospectus.

         These reinvestment techniques are highly technical, highly specialized, and involve risks not traditionally associated with investment companies. In using techniques, the Fund would generally incur a loss if the price of the underlying security or index increases between the date the Fund takes a position (e.g., the date of the writing or the purchase of the put or call option, the sale of the futures contract or the short sale) and the date on which the Fund terminates the position (e.g., closes the futures contract or option contract position or replaces the borrowed security in the case of a short sale). The Fund would generally realize a gain if the underlying security or index declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain or loss on an investment technique may be affected by any premium or amounts in lieu of dividends or interest the Fund pays or receives as the result of the transaction.

         Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of options, futures contracts, and options on futures contracts including: (1) adverse changes in the value of such instruments; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain positions to avoid adverse tax consequences.

         Consistent with the Fund's Investment Objective, the Fund may lend some of its securities to brokers and other financial institutions and earn interest on them, provided they are 100% secured. See Appendix A for a description of Futures Contracts on indexes and options thereupon.


    How The Fund's General Tactical Asset Allocation Strategy Is
Implemented.

         Under its tactical asset allocation strategy (the "TAA strategy"), the Fund allocates its investments based on changes in market conditions among three asset classes - common stock, bonds, and money market instruments. The premise underlying its TAA strategy is that, from time to time, certain asset classes offer more attractive long-term investments than others and thus, timely shifts among these classes, common stocks, bonds and money market instruments, can produce superior long-term investment returns. The determination as to when to shift between classes will be based on perceived relative over-evaluation or under-evaluation of each asset class in comparison with the other classes. TAA strategies are often contrarian in nature. Typically, the expected return on common stock investments is based on the relationship between the current level of the stock market index and justified price or intrinsic value based on projections of dividends or earnings for its component stocks. Variations in valuations based on projected dividends and earnings are usually smaller than corresponding variations in stock prices.
    Accordingly, expected returns tend to fall when prices rise and values change little, if at all, leading to a tactical asset allocation decrease in common stock holdings. Expected returns rise when prices fall and values fall less, leading the Fund to increase in its common stock holdings.
    With its TAA strategy, the Fund intends to take into account changes in expected returns, risks and correlations so that its investment portfolio can be concentrated in the appropriate asset class.

         Centurion Counsel, consistent with the investment parameters and restrictions, selects Fund investments in each of the asset classes. Centurion Counsel has developed computer program models and related systems pertaining to the tactical allocation of assets among the three investment asset classes. Centurion Counsel, however, has not previously served as an investment advisor to a registered investment company. The computer model analyzes extensive financial data from numerous public and private sources, and, based on such data, recommends percentage allocations among the three asset classes. Centurion Counsel developed its computer model over more than a decade based on its experience in managing individual, small business and institutional investment portfolios.

         The principal financial data used in connection with the computer model currently are: (i) Consensus estimates of the earnings, dividends, free cash flow and payout ratios on a broad cross-section of common stocks as reported by independent financial reporting services that survey over 1,000 Wall Street analysts; (ii) the estimated current yield to maturity on long-term corporate bonds rated "AA" by Standard & Poors Corporation ("S&P"); (iii) the present yield on money market instruments; (iv) historical standards deviation and investment return for each class of assets; (v) historical standard statistical correlation of investment return among the various asset classes; and
(vi) technical factors in the market including overbought and oversold conditions, market momentum and market volume.

         Centurion Counsel compares the Fund's investments to the computer model's recommended asset allocation. Subject to certain trading policies employed by Centurion Counsel, the Fund will generally base its allocations among the asset classes on the model's recommendations, but may not always do so. Centurion Counsel, however, independently evaluates each recommended allocation and may, under certain circumstances, vary the allocation from that recommended by the model. For example, Centurion Counsel may determine not to follow the model if to do so would result in the Fund's ceasing to be qualified as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), if it believes that the Fund would incur unreasonable transaction costs in reallocating among the asset classes in a highly erratic market environment, or if necessary, to satisfy liquidity requirements. Any recommended allocation will be implemented in accordance with trading policies designed to take advantage of market opportunities and to reduce transaction costs. Recommended reallocations may be implemented promptly upon receipt of recommendations or may not be acted upon for as long as two to three months thereafter, depending on the factors such as the percentage change from previous recommendations and the consistency of recommended reallocations over a period of time.

         The Fund generally invests the net proceeds from the sale of Fund shares and liquidates existing Fund investments to meet net redemption requirements in a manner that best allows the Fund to follow the asset allocation then-implemented by the Fund's investment advisor. The foregoing notwithstanding, the Fund will endeavor to maintain at least that portion of its assets and money market instruments reasonably considered necessary to meet redemption requirements. There is no requirement that the Fund maintain positions in any particular asset class or classes.

    Short-Term Trading

         The Fund purchases securities both for investment and for short-term profits. If the Fund feels it is wise to sell a position in a security, it will not hesitate even if it has had the security just a short time. Turnover of the Fund's assets will affect brokerage costs and may affect the taxes you pay. The Fund calculates its portfolio turnover as the ratio of the lesser of annual purchases or sales of portfolio securities to average monthly portfolio value (not including short-term securities, if any). If the Fund had a 100% turnover rate, it would mean that the Fund replaced all of its portfolio securities within a year. During its year ended, December 31, 1995, under the Fund's previous investment objectives and policies, the Fund's turnover rate was 57.2%. Under its current TAA strategy, the Fund expects the Fund's turnover rate to increase to not more than 300%. However, there is no assurance that a higher turnover rate might not be experienced.
As a result of the portfolio turnover rate the Fund will generally incur greater brokerage commissions which could also affect federal and state income taxes. Shorter term investment strategies will also increase the likelihood that the Fund will incur short-term capital gains and losses.

    Guarantees

         The Fund makes no guarantees because any investment involves risks. In addition, although it will attempt to spread the overall risk of its investments by investing in companies in a number of different industries, such strategy will not eliminate the risk. The Fund cannot predict stock price changes from day to day, and it cannot guarantee against losses or that it will meet its investment objectives.

                 INVESTMENTS THE FUND WILL NOT MAKE;
                     RESTRICTIONS ON INVESTMENTS

         The Fund has adopted certain investment restrictions set forth in their entirety in theStatement of Additional Information, which restrictions, together with the fundamental investment objectives and policies of the Fund, cannot be changed without approval by holders of a majority of the Fund's outstanding voting shares, as explained in the Statement of Additional Information. These restrictions include, but are not limited to, the following items:

         Not more than 5% of the Fund's net assets will, at any time, be subject to repurchase agreements which mature in more than seven days or invested in other illiquid securities.

         The Fund will not invest 35% or more of its net assets in debt obligations which are not rated in one of the four highest debt rating categories by a nationally recognized statistical rating organization.

         The Fund may not invest more than 5% of its net assets in illiquid investments. For the purposes of this restriction, "Illiquid investments" are Restricted Securities or securities which cannot be disposed of within seven (7) days in the normal course of the Fund's business at approximately the amount at which the Fund has valued such securities.

         The Fund may not invest more than 50% of its net assets in index futures contracts and/or options thereupon.

         The Fund may not invest more than 50% of its net assets in options, including put options and/or call options to purchase or sell on equity securities.

         The Fund will not (i) invest in exploration or development programs such as oil or gas programs, or (ii) buy or sell foreign exchange.

         If a percentage limitation described above is adhered to at the time of the investment by the Fund, a later increase or decrease in the percentage resulting from any change in the value of the Fund's net assets will not constitute a violation of the restriction.


                            VALUING SHARES

         Shares are offered at the next determined net asset value per share, plus a front-end or contingent deferred sales charge depending on the class of shares chosen by the investor, as shown in the tables herein. The net asset value per share for each class of shares is determined by dividing the value of the Fund's securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Net asset value per share is determined once daily, Monday through Friday, as of 1:00 p.m., Pacific Standard Time (the close of primary trading on the New York Stock Exchange), except on (i) days on which changes in the value of the Fund's portfolio securities will not materially affect the current net asset value of the Fund's shares, (ii) days during which no shares of the Fund are tendered for redemption and no order to purchase or sell shares of the Fund is received by the Fund or (iii) customary national business holidays on which the New York Stock Exchange is closed for trading (as of the date of this Prospectus, New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). The Fund will value its portfolio securities and other assets as follows:

         The Fund will value stocks, convertible debentures and bonds, warrants and options traded on major exchanges each day at their last quoted sales price on their primary exchange as of the close of the New York Stock Exchange. If a particular security has not been traded on a certain day, the Fund takes the average price between the last offer to buy and the last offer to sell. The Fund will value short-term securities maturing more than 60 days from the valuation date at the readily available market price or, if unavailable, an approximate market value based on current interest rates. The board of directors of the Fund has determined that the determination of value using this method will result in a fair value of the security is an appropriate means of valuing such securities. The Fund will value short-term securities maturing in 60 days or less but which originally had maturities of more than 60 days at the acquisition date on an amortized cost basis using the market value on the 61st day before maturity, and the Fund will value short-term securities maturing in 60 days or less at the acquisition date at amortized cost unless the board of directors of the Fund determines that, under the circumstances, the amortized cost method does not represent fair value. (Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or systematically reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.) The Fund will value any foreign securities in its portfolio which are traded on major exchanges at their last quoted sales price (or, if it has not been traded on a certain day, the average between the last offer to buy and the last offer to sell) on their primary exchange as of the close of the New York Stock Exchange. The Fund will value any foreign securities which are not listed on a major exchange but have readily available market quotations at the average between the last bid and asked price at the time of the close of the New York Stock Exchange. Any foreign securities held by the Fund will be valued in United States dollars. The Fund will value securities for which market quotations or pricing service valuations are not readily available at fair value as determined in good faith by the Fund's Board of Directors. In valuing such securities, the Fund's directors are responsible for selecting methods that they believe represent the fair value. The Fund will take into consideration yield, quality, coupon, maturity, type of issue, trading characteristics and other market data in determining valuations for such securities.


                            BUYING SHARES

    General

         The Fund offers Class A, Class B and Class C shares to the general public and Class D shares only to Advisor Professionals, Eligible Employees and Eligible Accounts, as defined. Class A shares are sold with a front-end sales charge; Class B shares are sold without a front-end sales charge and are subject to a contingent deferred sales charge upon certain redemptions. Class C and Class D shares are sold without either a front-end sales charge or a deferred sales charge. Generally, the net asset values per share of Class A, Class B, Class C and Class D shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of Class A, Class B, Class C and Class D shares may differ from one another, reflecting the daily expense accruals of the service fees payable with respect to Class A, Class B and Class C shares and the distribution fees applicable with respect to the Class B and Class C shares and the differential in the dividends paid on the classes of shares. The price paid for shares purchased is based on the next calculation of net asset value plus applicable Class A front-end sales charges after an order is received by a dealer provided such order is transmitted to the Distributor prior to 4:00 P.M. Eastern Standard Time on such day.
Orders received by dealers after the close of the Exchange are priced based on the next close provided they are received by the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit orders received by them to the Distributor so they will be received prior to such time.

         You can start your investment in the Fund with a $500 investment. You can make additional investments at any time of $25 or more. The Fund may waive the foregoing minimums for sales to a group of investors with a single agent, such as a corporation acting on behalf of participating employees, for sales involving spousal IRAs and for shares being purchased through the Fund's periodic payment plan. For your initial investment you can complete the Application delivered with this Prospectus yourself and mail it to CIS, at the address on the cover page of this Prospectus, along with a check in the amount of your investment, or, if you desire, you can contact CIS who will see that the investment is made for you. You can make additional investments by sending a check in the amount of your investment along with a letter identifying your account number (or one of the payment stubs provided to shareholders) to CIS, or you can make additional investments by telephoning CIS. When purchasing shares, you must specify whether your purchase is for Class A, Class B, Class C or Class D shares. Orders to purchase Class D shares must be accompanied by verification of eligibility for purchase satisfactory to CIS.
    In addition to buying shares through CIS, you can also invest in the Fund through certain other broker-dealers which are members of the National Association of Securities Dealers, Inc. and which have sales agreements with CIS. Once you have decided to invest in the Fund, and your purchase order is accepted, the Fund will then compute the number of shares you will receive by dividing the offering price of one share into your investment. The Fund will use the offering price at the close of business on the day the Fund accepts your order. The Fund's close of business is the closing time of the New York Stock Exchange on that day. The Fund reserves the right to reject any purchase order. The Fund will accept or reject your purchase order on the day your purchase order, containing all required information, is received by the Fund. The offering price of one share of the Fund is the net asset value of such share rounded to the nearest whole cent. The net asset value is the total value of all the Fund's assets minus any outstanding liabilities. The net assets are divided by the number of shares of the Fund outstanding before any shareholder transactions, such as purchases or redemptions, for that day, to determine the net asset value per share of the Fund.

         Each class of shares represents an interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that (i) Class B shares bear the expenses of the deferred sales arrangement and any expenses (including the distribution fee and any incremental transfer agency costs) resulting from such sales arrangement, (ii) each class has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan pursuant to which its distribution fee and/or service free is paid which relate to a specific class, and (iii) Class B shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available. See "Distribution Plans" and "Shareholder Services/Transfers - Exchange Privilege." The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the distribution fee and incremental expenses associated with such distribution fee. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A, Class B or Class C shares.

    Class A Shares

         The public offering price of Class A shares is the next determined net asset value plus a sales charge, as set forth below.


                     Front End Sales Charge Table

              As % of Net      As % of         Reallowed to dealers
             Amount Invested   Offering Price  (as a % of Offering Price)

             4.99%             4.75%           4.00%



         In addition to the reallowances from the applicable public offering price described above, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to dealers that sell shares of the Fund. The distributor may pay dealers through whom purchases are made an amount equal to 0.40% of the amount invested. Dealers which are reallowed ninety percent (90%) or more of the sales charges may be deemed to be underwriters for purposes of the Securities Act of 1933.

         The Distributor may also pay broker-dealers, registered investment advisors, financial institutions (which may include banks) and other financial industry professionals that provide services to facilitate transactions in shares of the Fund for their clients a transaction fee up to the level of the reallowance allowable to dealers described herein. Such financial institutions, other industry professionals and dealers are hereinafter referred to as "Service Organizations." Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were further prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

    Class B Shares

         Class B shares are offered at the next determined net asset value. Class B shares which are redeemed within five years of purchase are subject to a contingent deferred sales charge at the rates set forth in the following table charged as a percentage of the dollar amount subject thereto. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. No sales charge is imposed on increases in net asset value above the initial purchase price or on Class B shares derived from reinvestment of dividends on capital gains distributions, other than Rule 12b-1 fees.

         The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.

                Contingent Deferred Sales Charge Table

                                 Contingent Deferred Sales Charge
                                               as a Percentage of
    Year Since Purchase           Dollar Amount Subject to Charge

    First. . . . . . . . . . . . . . . . . . . . . . . . . . . 4%
    Second . . . . . . . . . . . . . . . . . . . . . . . . . . 4%
    Third. . . . . . . . . . . . . . . . . . . . . . . . . . . 3%
    Fourth . . . . . . . . . . . . . . . . . . . . . . . . . 2.5%
    Fifth. . . . . . . . . . . . . . . . . . . . . . . . . . 1.5%
    Sixth. . . . . . . . . . . . . . . . . . . . . . . . . . None


         In determining whether a contingent deferred sales charge is applicable to a redemption, the calculation is determined in the manner that results in the lowest possible rate being charged. Therefore, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, second, of shares held for over five years or shares acquired pursuant to reinvestment of dividends or distributions and third, of shares held longest during the five-year period.

         To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon divided reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds is subject to a deferred sales charge at a rate of 4% (the applicable rate in the second year after purchase).

         The contingent deferred sales charge is waived on redemptions of Class B shares (i) following the death or disability (as defined in the Code) of a shareholder, (ii) in connection with certain distributions from an IRA or other retirement plan, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, and (iv) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares".

         A commission or transaction fee of 4% of the purchase amount will be paid by the Distributer to broker-dealers and other Service Organizations at the time of purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives in the form of cash or other compensation, to Service Organizations that sell Class B shares of the Fund.

    Class C Shares

         Class C shares are offered at the next determined net asset value. Other than Rule 12b-1 fees, no front-end, deferred, or other sales charge is charged with respect to Class C shares.

    Class D Shares

         The Class D shares are sold at net asset value only to persons who are Advisor Professionals or Eligible Employees. No front-end, deferred, other sales charge or Rule 12b-1 fees will be charged by the Fund with respect to the Class D shares. The Advisor Professionals will include investment advisors, trust companies and bank trust departments exercising discretionary investment authority with respect to the money to be invested in the Fund.
    Eligible Employees include (a) current or retired directors of the Funds, current or retired employees of Centurion Counsel and any of its affiliated companies, spouses, minor children and grandchildren of the above persons, and parents of employees and parents of spouses of employees of Centurion Counsel and any of its affiliated companies; (b) employees and registered representatives of Service Organizations with selling group agreements with the Distributor, employees of financial institutions that have arrangements with Service Organizations having selling group agreements with the Distributor, and spouses and minor children of such persons and (c) any trust, pension, profit sharing or other benefit plan for such persons. Class D Shares are also offered at net asset value to Eligible Accounts. Eligible Accounts are accounts opened for shareholders by dealers where the amounts invested represent the redemption proceeds from investment companies distributed by an entity other than the Distributor if such redemption has occurred no more than 15 days prior to the purchase of shares of the Fund and the shareholder paid an initial sales charge and was not subject to a deferred sales charge on the redeemed account.

                          DISTRIBUTION PLANS

         Rule 12b-1 adopted by the SEC under the 1940 Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares ("distribution expenses") and servicing its shareholders in accordance with a plan adopted by the investment company's board of directors and approved by its shareholders. Pursuant to such Rule, the Directors of the Fund, and the shareholders of each class have adopted the Distribution Plan for their class of shares, hereinafter referred to, respectively, as the "Class A Plan", the "Class B Plan" and the "Class C Plan". No Rule 12b-1 Distribution Plan has been adopted with respect to the Class D shares. The Class C Plan was adopted by the Class C shareholders on December 20, 1994. Each of the Class A Plan and the Class B Plan was adopted by the Advisor, as the initial holder of the Class A shares and Class B shares, respectively, on the date of this Prospectus pursuant to a shareholder meeting duly held on such date.

         Each Distribution Plan is in compliance with NASD Conduct Rules (formerly the rules of fair practice). The NASD Rules limit the annual distribution costs and service fees that a mutual fund may impose on a class of shares. The NASD Rules limit the annual distribution costs and service fees that a mutual fund may impose on a class of shares. The NASD Rules also limit the aggregate amount which the Fund may pay for such distribution costs. Under the Class A Plan, the Fund pays a shareholder service fee (service fee) to the Distributor at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class A shares. Such payments to the Distributor under the Class A Plan are based on an annual percentage of the value of Class A shares held in shareholder accounts for which the Distributor and other Service Organizations are responsible at the rate of 0.25% annually with respect to such Class A shares. Under the Class B Plan and the Class C Plan, the Fund pays a service fee to the Distributor at an annual rate of up to 0.25% and a distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class B or Class C shares. These fees compensate the Distributor for service fees paid by it to Service Organizations and for its distribution costs and service costs.

         The Distributor uses the Class A, Class B and Class C service fees to compensate Service Organizations for personal service and/or the maintenance of shareholder accounts of the respective share classes. Under the Class B Plan, the Distributor receives additional payments from the Fund in the form of a distribution fee at the annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class B shares as reimbursement for (i) up-front commissions and transaction fees of up to 4% of the purchase price for Class B shares purchased by the clients of broker-dealers and other Service Organizations and (ii) other distribution expenses such as advertising and promotional costs. Under the Class C Plan, the Distributor receives additional payments from the Fund in the form of a distribution fee at the annual rate of up to 0.75% of the net assets of the Class C shares as reimbursement for other distribution expenses as described above.

         In adopting each of the Class A Plan, Class B Plan and Class C Plan, the Directors of the Fund determined that there was a reasonable likelihood that such Plans would benefit the Fund and its shareholders. Information with respect to distribution and service revenues and expenses is presented to the Directors each year for their consideration in connection with their deliberations as to the continuance of each of these Distribution Plans. In their review of the Distribution Plans, the Directors are asked to take into consideration expenses incurred in connection with the distribution and servicing of each class of shares separately. The sales charge and distribution fee, if any, of a particular class will not be used to subsidize the sale of shares of the other classes.

         Service expenses accrued by the Distributor in one fiscal year may not be paid from the Class A service fees received from the Fund in subsequent fiscal years. Thus, if the Class A Plan were terminated or not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor.

         The respective higher Rule 12b-1 fees attributable to Class B and Class C shares are designed to permit an investor to purchase such shares without the assessment of a front-end sales load and at the same time permit the Distributor to compensate the Distributor and other Service Organizations with respect to such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution fee in the case of Class B shares and the distribution fee in the case of Class C shares are the same as those of the initial sales charge with respect to the Class A shares in that in each case such charges provide for the financing of the distribution of the Fund's shares.


                          INVESTMENT INCOME

    Dividends and Interest

         Once a year the Fund distributes substantially all its investment income, if any, minus its operating expenses. Such distributions will be payable to shareholders who owned the shares on the date of record. Investment income includes dividends on stocks and interest on bonds or other securities the Fund holds. Although dividends and interest on some of the Fund's investments may be fairly regular, the Fund cannot guarantee any investment income.

    Capital Gains

         A capital gain is made by selling a security or other capital asset for more than its cost. Because capital gains are realized only when an asset is sold, these gains are quite unpredictable. Before the end of December 31 of each year, the Fund intends to distribute at least 98% of its net capital gains, if any, for the twelve-month period ending October 31 of the calendar year.


                            REINVESTMENTS

         Your income dividends and capital gains distributions will be reinvested in additional shares unless you instruct the Fund to do otherwise. This allows you to accumulate additional shares of the Fund without paying a front-end or deferred sales charge. The price you pay is the net asset value of such Fund's shares, and the dividends and capital gains distributions are reinvested on the first business day following the dividend record date.

         If you prefer to take your income distributions and capital gains in cash, you have two other options: You can accept any income dividends in cash and any capital gains in additional shares at the net asset value of the Fund's shares, or you can accept any income dividends and capital gains in cash. Cash distributions will be paid seven to fourteen days following the dividend record date. Dividend checks which are returned to the Fund marked "unable to forward" by the postal service will be placed in the Cash Equivalent Fund until further instructions from the shareholders.

         Indicate your option on the Application delivered with this Prospectus. You can cancel or change your authorization any time if you notify the Fund in writing. Any change in your option is effective when it reaches the Fund in care of Centurion Group, Inc. Only dividends and distributions declared after your changed authorization has arrived can be reinvested. A confirmation of the reinvestment will be mailed to you.


                                TAXES

         Since its inception the Fund has met, and the Fund intends to continue to meet, the requirements for regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended
(the "Code"), and, if it meets these requirements, the Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

         Distributions by the Fund are generally taxable to the shareholders, whether received in cash or additional shares of the Fund. Dividends paid from the Fund's net investment income, including net short-term capital gains, will be taxable to its shareholders as ordinary income. Dividends paid from the net capital gains of the Fund and designated as capital gain dividends will be taxable to shareholders as long-term capital dividends, regardless of the length of time for which they have held their shares in the Fund. For individuals in 1995, long-term capital gains are subject to a maximum tax rate of 28% while ordinary income is subject to a maximum effective rate in excess of 39.6% (resulting from a combination of a nominal 39.6% rate, a phase-out of personal exemptions for individuals filing single returns with adjusted gross income in excess of $111,800 and for married couples filing joint returns with adjusted gross income in excess of $167,700, and a partial disallowance of itemized deductions for individuals with adjusted gross income in excess of $111,800).

         If shares of the Fund are sold or otherwise disposed of more than twelve months from the date of acquisition, the shareholder will realize a long-term capital gain or loss equal to the difference between the purchase price and the sale price of the shares disposed of, if, as is usually the case, the shares are a capital asset in the hands of the shareholder. In addition, pursuant to a special provision in the Code, if the Fund's shares with respect to which a long-term capital gain distribution has been made are held for six months or less, any loss on the sale or other disposition of such shares will be a long-term capital loss to the extent of such long-term capital gain distribution.

         Shareholders will be notified annually as to the Federal income tax status of dividends and distributions. Distributions and redemption payments will also be reported to the Internal Revenue Service. Payors of interest and dividends must generally withhold 31% of taxable interest, dividends and certain other payments, including redemption payments, if the shareholder fails to furnish and certify his correct taxpayer identification number (for most individuals, their Social Security number) or as a result of certain other events specified in
Section 3406 of the Code. Payees that are exempt from this "back up withholding" are generally not individuals, but are corporate, trust or governmental entities. In order to avoid withholding, a shareholder of the Fund must provide and certify to the Fund that his taxpayer identification number is correct and that he is not subject to back up withholding. The new account application included with this Prospectus provides for shareholder compliance with these certification requirements.

         The foregoing discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. Further, in those states that have income tax laws, the tax treatment of the Fund and of shareholders in respect to distributions by the Fund may differ from Federal tax treatment. For a more detailed discussion of the federal income tax consequences of investing in shares of the Fund, see "Taxes" in the Statement of Additional Information. Prospective investors are advised to consult with their tax advisers concerning the application of state and local taxes to distributions by and investments in the Fund which may differ from the Federal income tax consequences described above.


                           REDEEMING SHARES

         As a shareholder in the Fund, you have a right to redeem your shares any time. The Fund will redeem your shares at their net asset value, as of the time net asset value is next determined after receipt of your redemption request by the Fund in care of Centurion Group, Inc. See "Valuing Shares." The value of the redeemed shares may be more or less than what you invested. IF SHARES OF THE FUND ARE REDEEMED IMMEDIATELY AFTER THEY HAVE BEEN PURCHASED BY NON-GUARANTEED FUNDS (SUCH AS A PERSONAL CHECK), THE FUND WILL DELAY MAILING THE REDEMPTION CHECK UNTIL THE FUND HAS VERIFIED YOUR CHECK HAS CLEARED, WHICH MAY TAKE UP TO 15 DAYS FROM THE DATE OF PURCHASE. If the value of shares of the Fund in your account falls below $500 because of a redemption and not because of a decrease in market value, the Fund reserves the right to redeem its shares in your account on 60 days' written notice to you and pay the proceeds to you, unless you make additional investments to bring the account value above $500 within 30 days of the written notice.
Therefore, shareholders who invest only $500 (the minimum investment), and who redeem any amount in excess of any market appreciation, may have the remaining shares redeemed by the Fund.

         As described herein under "Purchase of Shares", redemptions of Class B shares are subject to a contingent deferred sales charge. The contingent deferred sales charge incurred upon redemption is paid to the Distributor in reimbursement for its distribution-related expenses. See "Purchase of Shares". A custodian of a retirement plan account may charge fees based on the custodian's independent fee schedule.

         You may redeem your shares in writing. A written redemption request must include a specific request to redeem part or all of your shares. Any written request must be signed by each registered owner.
All signatures on the redemption request must be guaranteed by one of the following: a bank or trust company; a broker-dealer; or credit union, a national securities exchange, registered securities association or clearing agency, a savings and loan association or a federal savings bank. Occasionally the Fund, or Centurion Group, Inc. as its agent, may ask for additional proof of identification and authority to redeem. Such a request is more likely to happen if the shareholder is a corporate, partnership or fiduciary account or if redemption is requested by someone who is not the registered owner. If you have a certificate for shares you want to redeem, it must accompany your redemption request.

         The Fund will accept redemption requests in writing or facsimile from broker-dealers which have sales agreements with CIS for the Fund's shares. The Fund will employ reasonable procedures to confirm that instructions communicated to the Fund by telephone with respect to redemptions are genuine; if the Fund fails to do so, it may be liable for any losses due to unauthorized or fraudulent transactions. Your broker-dealer may require certain documentation from you before executing a redemption request on your behalf, and may charge a fee for handling the redemption request for you.

         Payment for your redeemed shares will be sent to you within seven days after receipt of your request in proper form, except that the Fund may delay the mailing of the redemption check, or a portion thereof, until the check used to purchase Fund shares has cleared, which may take up to 15 days from the date of purchase. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with these checks will also be held pending clearance. Shares purchased by federal funds wire are available for immediate redemption. In addition, the right of redemption may be suspended or the date of payment postponed if the Exchange is closed (other than customary closing) or upon the determination of the SEC that trading on the Exchange is restricted or an emergency exists, or if the SEC permits it by order for the protection of shareholders. Of course, the amount you receive may be more or less than your investment, depending on fluctuations in the market value of securities owned by the Fund. Certain large redemptions may be paid in kind. See "Redemptions" in the Statement of Additional Information.

         Should the Fund stop selling shares, the directors of the Fund may, after notification to shareholders, make a deduction from the value of the assets it holds to cover the cost of future liquidations of its assets so as to distribute fairly these costs among all shareholders.

         A redemption is considered a taxable transaction by the Internal Revenue Service. If there is a gain, it may be taxable. If there is a loss, and shares are reacquired 30 days or less after redemption, some or all of the loss may be disallowed as a deduction depending on the number of shares reacquired.


                    SHAREHOLDER SERVICES/TRANSFERS

         For each shareholder, Centurion Group, Inc. establishes an account to which is credited purchases and dividends and from which is deducted all redemptions. This procedure makes additional purchases and redemptions more convenient and makes the issuance of share certificates unnecessary.

    Periodic Payment Plan

         After you make your first cash investment, you may arrange to make additional payments of $25 or more on a regular basis. You decide how often you want to make them: monthly, quarterly or semi-annually. You are not obligated to make these payments, so if you cannot make a payment, you can skip it or you can drop the plan altogether. The
Fund can also change its plan or end it anytime on five days' notice.

         You may arrange to have the regular payments described above automatically invested in the Fund. If you authorize Centurion Counsel to do so, Centurion Counsel will prepare a check at the time each periodic payment is to be made, drawn on your account, and payable to its order. This payment will be used to purchase the Fund's shares in the same way as if you had written a check and mailed it to Centurion Counsel, only you do not have to write the check out and mail it. After each automatic investment, you will receive a confirmation, and the canceled check will be returned to you in your regular checking account statement. For information on establishing an automatic investment plan, you should communicate with your sales representative or contact the Fund.

         The periodic payment plan works as follows: When your payment is received, all the shares of the Fund which your money can buy will be purchased at the public offering price. This includes fractions of a share. Your regular investment amount will purchase more shares when the net asset value per share decreases, and fewer shares when the net asset value per share increases.

         A plan is not an option or an absolute right to buy shares. Each purchase is a separate transaction. After each purchase the Fund will add your new shares to your account. You will receive a confirmation of shares purchased and total number of shares held.

         Shares of the Fund bought through the periodic payment plan are exactly the same as any other shares of the Fund. They may be redeemed anytime after the check clears.

         If you are interested in this plan, remember the plan itself cannot assure there will be a profit. Neither can it protect against a loss in a declining market. If you decide to discontinue the plan and redeem your shares when their net asset value is less than what you paid for them, you will suffer a loss. For this reason, you should think about your ability to continue the plan even during "down" periods in markets.

    Pay-Out Plan

         As a shareholder in the Fund, you may use a pay-out plan to redeem your investment in regular installments at no extra cost to you and regardless of the size of your investment. All you have to do is make a written request to Centurion Counsel at least five days before the date you want your payments to begin and state the amount of the payment (minimum of $150) and the frequency thereof (monthly, quarterly, semi-annually or annually). Once your request is received, the Fund will pay out a fixed amount that you decide on as frequently as you have requested by redeeming whatever number of shares are necessary to make the payment at the times requested. The Fund will make regular installments until the account is closed or you terminate the plan. You can change or cancel your request by giving the Fund five days' notice in care of Centurion Counsel. To the extent payments made under this plan exceed the amount of dividend income and capital gains income that you have reinvested in shares, such payments will constitute a return of the capital that you invested.

    Exchange Privilege

         Subject to the following limitations, you may exchange some or all of your shares of the Fund for shares of Cash Equivalent Fund - Money Market Portfolio (amoney market fund) ("CEF"). CEF is managed by Kemper Financial Services, Inc. and is offered through Centurion Institutional Services, Inc. If a shareholder wishes to exchange shares of the Fund for shares of CEF, the shareholder should first contact CIS and obtain and read the prospectus of CEF.

         The Fund may elect a three business day settlement period for all exchanges before shares may be re-exchanged. Such exchange is considered a taxable transaction, and gain or loss will be recognized. The Fund's transfer agent charges a nominal fee of $7.50 per exchange for this service. The exchange must satisfy the minimum dollar amount necessary for new purchases. You need not pay any front-end sales charge for the exchange.

         This exchange privilege is available only in states where shares of the Fund being acquired may legally be offered and sold and may be modified or terminated at any time by the Fund. Broker-dealers which have sales agreements with CIS may charge a fee for processing exchange orders on behalf of their customers.

    Telephone Exchanges

         By becoming a shareholder of the Fund you will have the privilege of instructing Centurion Group by telephone to exchange your shares between any funds managed by Centurion Counsel (but not to purchase additional shares or redeem shares). Under this Telephone Exchange privilege, Centurion Group will accept telephone instructions from you and those persons representing you for the exchange of your share subject to the conditions described under "Exchange Privilege" above. Centurion Group and the Fund will employ procedures they consider reasonable to confirm that instructions communicated by or for you by telephone are genuine. These procedures may include requiring certain personal identification information prior to acting upon telephonic instructions, tape recording telephone communications and providing written confirmation of telephonic instructions. If reasonable procedures are employed, neither Centurion Group nor the Fund will be liable for following telephonic instructions which they reasonably believe to be genuine. Centurion Counsel and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. You may decline or terminate the Telephone Exchange privilege by written election to the Centurion Group.

                              MANAGEMENT

         Centurion Counsel, Centurion Group, Inc. and Centurion Institutional Services, Inc. are each wholly owned subsidiaries of C I Holding Group, Inc. ("C I Holding"), a California corporation that is engaged through its subsidiaries in various aspects of the financial services industry. C I Holding's primary business activities include investment advisory, securities brokerage services, investment banking services and due diligence research and analysis services provided to other financial services firms on a contract basis. Approximately 40% of C I Holding's common shares, on a fully diluted basis, are owned by officers and directors of C I Holding.

         Centurion Counsel has been the investment adviser to the Fund since January 1, 1995. The Fund pays Centurion Counsel a fee for investment advice based on a percentage of the Fund's net assets.
Jack Heilbron is the portfolio manager for the Fund and has been for four years. Mr. Heilbron served as a director of the Fund from 1989 to 1990. Since 1989, he has served as Chairman and Chief Executive Officer of CI Holding Group, Inc. and certain of its affiliates, including Centurion Institutional Services, Inc. He serves as Chairman and Chief Investment Officer of Centurion Counsel. Under the Fund's Investment Advisory Agreement, the fee for these services equals 1.00% (annualized) of the first $200-million of the Fund's average daily net assets and thereafter declines as a percentage of average daily net assets as the size of the Fund increases. The fees paid by the fund for these services are higher than the fees most other mutual funds pay to investment advisers.

         In addition to the investment advisory fees paid to the Fund's investment adviser, the Fund pays all of its expenses not assumed by its investment adviser or its distributor, including certain expenses incurred in the operation of the Fund and the public offering of its shares.

         The Fund has adopted Plans of Distribution pursuant to Rule l2b-1 under the Investment Company Act of 1940 as described above, which authorize the plan to pay up to a total of 12b-1 fees. See "Distribution Plans" above. CIS will receive, as compensation for share distribution-related services it performs under its Distribution Agreement with the Fund, a fee from the Fund equal to 0.75 of 1% per year of the Fund's average daily net assets attributable to the Class B and Class C shares. In addition, CIS will receive as compensation for shareholder services it performs under its Shareholder Services Agent Agreement with the Fund a fee from the Fund equal to 0.25 of 1% of the Fund's average daily net assets attributable to the Class A, Class B and Class C shares. These services include receiving and responding to shareholder inquires and requests for information regarding the Fund. CIS may, at its own expense, may provide additional compensation to dealers in connection with sales of Fund shares and servicing of Fund shareholders.

         Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45201-1118 acts as custodian of the Fund's assets.

         Centurion Group, Inc. acts as the Fund's accounting services agent pursuant to an Accounting Services Agreement with the Fund. As compensation for these services, the Fund pays CGI a monthly fee equal to an annual rate of .15% of the Fund's average net assets, provided, however, the Fund has agreed to pay an annual minimum accounting services fee of $18,000, which, based on the monthly average net asset value of the Fund in 1994, would equal an annual rate of 3.45%.

         CGI also acts as the Fund's administration agent pursuant to an Administration Agreement with the Fund. As such CGI acts as the Fund's transfer agent, disburses Fund distributions and maintains the Fund's shareholder records. As compensation for these services, the Fund pays CGI a separate fee per service provided as follows: $0.75 per account maintenance per month; $7.50 per dealer confirmation; $10.00 per wire transfer; and $50.00 per 1,000 customer statements. Additionally, the Fund reimburses CGI for all out-of-pocket expenses incurred by CGI in connection with the rendering of services under the Administration Agreement.

         Both the accounting services fee and the administrative services fee paid by the Fund to CGI is in addition to the Fund's investment advisory fee.

         In February, 1994, PIM Financial Services ("PIM"), formerly Planners' Independent Management, Inc., was named as co-defendant in a legal action in the State of Oklahoma. Also named as co-defendants were Mr. Heilbron, Ms. Limoges, a former agent of PIM and two of PIM's clearing broker-dealer firms. In these actions, the claimants allege damages of $6,372,000 plus costs against the defendants by reason of alleged excessive mark-ups in connection with purchases and sales of U.S. government securities made by the defendants to the Oklahoma State Treasurer's office during 1991 and 1992. PIM, Mr. Heilbron and Ms. Limoges deny any wrongdoing and are vigorously defending this litigation. The liability of these defendants, if any, is not yet determinable. Management believes that the resolution of these claims will not result in any material adverse effect on CIC, CGI or CIS or interfere in a material way with the capacity of these companies to perform under their respective contracts with the Fund.

                          OTHER INFORMATION

    Shares

         All shares issued have a par value of $0.01 a share. They are fully paid, nonassessable and can be transferred. All shares of the Fund have equal voting rights, except that only shareholders of a class may vote on matters affecting only that class. They can be issued as full shares or fractions. A fraction of a share has the same kind of rights and privileges a full share has. The shares do not have cumulative voting or preemptive rights.

         The bylaws of the Fund provide that annual shareholder meetings are not required and that meetings need be held only with such frequency as required by Minnesota Law or the Investment Company Act of 1940. The Fund's Articles of Incorporation limit the liability of its directors to the fullest extent permitted by law.

    Financial Reports

         As required by the Investment Company Act of 1940, the Fund will mail annual and semi-annual reports to each of its shareholders. The Fund's financial statements at the close of its fiscal year (December 31) will be audited by Squire & Company, independent public accountants.

    Stock Certificates

         The Fund will maintain a permanent record of all accounts so that the issuance of stock certificates is generally not necessary. However, the Fund will issue you a certificate if so requested in writing.

    Incorporation and Headquarters

         The Fund was incorporated on August 27, 1981 in Minnesota. The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. The Fund's headquarters are located at the address set forth on the cover page of this Prospectus. Shareholder inquiries may be made to the Fund at this address.

                              APPENDIX A

    Mortgage-Backed Securities

         Mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to investors in these securities, like payments on the underlying loans, represent both principal and interest. Although the underlying loans may have substantial remaining terms, the borrowers can, and typically do, pay these loans off sooner. Thus, holders of these securities frequently receive prepayment of principal. A borrower is more likely to prepay a mortgage which bears a relatively higher interest rate in relation to those interest rates then currently available. Thus at time of declining interest rates, some of the Fund's higher yielding securities might be converted to cash which the Fund would be able to reinvest only at lower yields. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If the Fund should buy mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments could result in a loss to the Fund of up to the amount of the premium it paid.

         The Fund may also invest in mortgage-backed securities such as collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and are collateralized by a pool of mortgages held under an indenture. CMOs are typically issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are prepaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages. REMICs are similar to CMOs in that they issue multiple classes of securities. Mortgage-related securities issued by private entities, such as certain CMOs and REMICs are not U.S. government securities and are not directly guaranteed by any government agency.
They are secured by the underlying collateral of the private issuer.

         Stripped mortgage-related securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agents which are instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special-purpose subsidiaries of the foregoing. Stripped securities and mortgage securities are typically structured with two classes that receive different proportions of interest and principal distributions on the pool of mortgage assets. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class) while the other class will receive all of the principal (the principal-only or "PO" class). The Fund will not invest in IO or PO class securities.


    Debt Securities

         Debt securities in which the Fund may thereafter invest include both convertible and non-convertible debt securities including:

         - Straight fixed-income debt securities which include bonds and other debt obligations which bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

         - Zero-coupon debt securities which bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

         - Convertible debt securities which may bear interest payable in cash and/or securities (or may be zero-coupon) and/or may convert on a specified date to cash equity securities, debt securities or a combination thereof.

         The Fund may invest in lower rated debt securities including high yielding fixed-income debt securities such as junk bond. Junk bonds are bonds not rated in one of the four highest rating categories by a NRSRO. Thus junk bonds would include bonds rated lower than BBB by Standard & Poors Corporation (the "S&P"), or rated Baa or lower by Moody's Investors Services, Inc. ("Moody's"). These securities are subject to high risk as described below. Fixed-income securities rated below B by S&P and Moody's include debt obligations or other securities of companies that are financially troubled, in default or are in bankruptcy or reorganization. Such debt securities are usually available at a deep discount from the face value of the instrument.

         Lower rated debt securities are regarded as speculative with respect to their issuer's continuing ability to meet required principal and interest payments. Also, debt securities rated in the lower categories by recognized rating services are generally subordinated to the prior claims of banks and other senior lenders. The ratings of S&P, Moody's, and other rating services represent opinions of the quality of the debt securities they rated by these services, but not the market value risk of such securities. Ratings are general and are not absolute standards of quality and, consequently, debt securities with the same maturity, coupon and rating may have different yields while debt securities of the same maturity and coupon with different ratings may have the same yield. The Fund may also invest in debt securities which do not produce immediate cash income, such as zero-coupon securities.

         A debt security purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in a capital gain. However, if the company defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debtholders, the Deep Discount Securities may stop generating income and lose value or become worthless. The Adviser will balance the benefits of Deep Discount Securities with their risks. While a diversified portfolio may reduce the overall impact of a Deep Discount Security that is in default or loses its value, the risk cannot be eliminated.

         At times during which the Fund has substantial investments in lower rated debt securities, an investment in the Fund may be considered more speculative than investment in a fund which invests primarily in higher rated debt securities. An economic downturn or increase in interest rates is likely to have a greater negative effect on this market, the value of lower rated debt securities in the Fund's portfolio, the Fund's net asset value, and the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher rated securities. These circumstances also may result in a higher incidence of defaults than with respect to higher rated securities. Also, prices on non-cash-paying instruments or zero coupon securities may be more sensitive to changes in the issuer's financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. Prices of lower rated debt securities tend to be more sensitive to adverse economic changes or corporate developments than higher rated investments. Market prices of lower rated debt securities structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and may be more volatile than securities which pay interest periodically and in cash.

         The Fund's ability to liquidate investments in lower rated debt securities may be limited. Because the market for lower rated debt securities may be thinner and less active than for higher rated debt securities, there may be market price volatility for these securities and limited liquidity in the resale market. Nonrated securities are usually not as attractive to as many buyers as rated securities are, a factor which may make nonrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market.

         Special tax considerations are associated with investing in lower rated debt securities structured as zero coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. Moreover, the non-cash interest income earned on such instruments is included in investment company taxable income, thereby increasing the minimum required distributions to shareholders (without providing the corresponding cash flow with which to pay such distributions). The Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

    Options

         A call option is a contract which gives a buyer of the option the right to buy a security at a set price for the length of the contract. The writer of a call option agrees to sell the security when the buyer wants to exercise his or her option to buy the security at the set price no matter what the market price of the security is at that time. In a covered call option, the writer or seller owns the underlying security required to be sold by the option contract.

         A put option is a contract which gives the buyer of the option the right to sell a security at a set price for the length of the contract. The writer of a put option agrees to purchase the security when the buyer wants to exercise his or her option to sell the security at the set price no matter what the market price of the security is at that time.

         When an option contract is made it is agreed that the underlying security will be sold, in the case of a call option, or purchased, in the case of a put option, at the set price no matter what the market price of the security is at the time the option is exercised. For undertaking the obligation to sell or purchase the security, a writer receives a cash payment (premium) at the time the option is written. The premium is retained by the writer whether or not the option is exercised. However, a writer of a call option gives up the opportunity for profit when an increase in the market price of the security exceeds the option premium, and the writer of a put option incurs the risk of loss when a decrease in the market price of the security exceeds the option premium.

         Writing Covered Call Options. As an example of writing a covered call option, assume the Fund owned 200 shares of Alpha Corp.
When the stock was selling at $25 per share, the Fund wrote a call option agreeing to sell those shares at a price of $25 at any time for the next six months. The buyer paid $200 for the call option (plus commission, if any). Should Alpha Corp. stock decline to $20 per share during the time covered by the call option, the option would not be exercised. The Fund would have realized a short-term capital gain of about $200. On the other hand, should Alpha Corp. stock rise to $35 per share, the call option is likely to be exercised. The Fund would sell the stock at $25 and not at $35. It would not realize the $2,000 gain but only retain the premium it received at the time it wrote the call option. To some extent, the risk of not realizing a gain if the price of the security should go up can be reduced. To do this, the Fund would enter into a "closing purchase transaction" prior to the end of the call option, by purchasing a call option with the same terms as the one it wrote, if one is available. The cost to close the option and terminate the Fund's obligation to sell the stock may be more or less than the premium received when it originally wrote the call option. This would result in a short-term capital gain or loss. If the Fund would not enter into a closing purchase transaction, it may be required to hold a security that it may otherwise have sold to protect against depreciation. The Fund's portfolio turnover may increase through the exercise of the option if the market price of the underlying securities goes up and the Fund has not entered into a closing purchase transaction. The brokerage commissions associated with the buying and selling of call options are normally proportionately higher than those associated with general securities transactions.

         Writing a covered call option can serve various purposes. For example, it can be an alternate method of selling securities because the Fund, in effect, sets the price in advance at which it intends to sell securities in its portfolio. It may provide some additional funds which in turn may provide some additional investment opportunities. The Fund will write covered call options when it is appropriate and will follow these guidelines.

           Underlying securities will continue to be bought or sold solely on the basis of investment considerations consistent with the Fund's objective.

           All equity options written by the Fund will be "covered." In other words, the Fund will own the securities required to be sold by the call option. If a decision is made to sell the security, the Fund will attempt to terminate the option contract through a closing purchase transaction.

           The Fund intends to deal only in standard option contracts traded on national securities exchanges. The Fund will only write options as permitted under federal or state laws or regulations. For example, some state regulations limit the amount of total assets subject to options. While no limit has been set by the Fund, it will conform to the requirements of those states. When a covered call option is written, the custodian segregates the underlying securities and issues a receipt. There are certain rules regarding banks issuing such receipts which may restrict the amount of covered call options written. Besides these limitations, net premiums on call options which are closed or premiums on lapsed call options are treated as short-term capital gain. Since the Fund will be taxed as a regulated investment company under the Internal Revenue Code, any gains on options and other securities held less than three months must be limited to less than 30% of annual gross gains.

         Purchase of Options Written by Others. The purchase of put and call options written by others may be used as a trading technique to facilitate buying and selling securities, or for investment purposes if, as a result, no more than 5% of the Fund's net assets would be invested in options. When the option is bought, the Fund pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying stock when the option is exercised. For record keeping and tax purposes, the price obtained on the purchase or sale of the underlying security will be the combination of the exercise price, the premium and both of the commissions.

         The purchase of put and call options as a trading technique would involve the sale of a call option or the purchase of a put option with the expectation that the option would be exercised immediately and would be used to take advantage of any disparity which might exist between the price of the underlying stock on the stock market and its price on the options market. It is anticipated that the proposed trading technique will be utilized to effect a stock transaction when the price of the security plus the option price will be as good or better than the price at which the stock could be bought or sold directly. Options purchased as a trading technique will not be included as a separate security for the purpose of portfolio valuation.

         When the Fund purchases a call option for investment purposes, it will realize a profit (loss) if and to the extent the market price of the underlying security at the time of exercise of the option is greater than (less than) the fixed exercise price plus the option premium and commissions paid. When the Fund purchases a put option for investment purposes, it will realize a profit (loss) if and to the extent the market price of the underlying security at the time of exercise of the option is less than (greater than) the fixed exercise price minus the option premium and commissions paid. When the Fund fails to exercise an option it has purchased, the Fund will realize a loss in the amount of the premium and commission it has paid. The purchase of put and call options written by others may involve risks not encountered with investments in other securities. Such risks include the possibility that a liquid secondary market might not exist at a particular time, in which event it might not be possible to close an option position when it is desirable to do so. Dealing in options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities are fluctuating. Purchasing options also limits the use of monies which might otherwise be available for long-term investments. Options purchased for investment purposes will be valued in the Fund's portfolio like any other security. See "Valuing Shares."

    Futures Contracts on Indexes and Options Thereupon

         In furtherance of its investment objectives, the Fund may sell stock index futures contracts on indexes (index futures contracts), write call options, and/or purchase put options on stock index futures contracts. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities instruments in the index is made. In general, the fund intends to invest in stock index futures contracts but may invest in futures contracts or interest rate indexes for hedging purposes. The Fund will endeavor to purchase and sell futures contracts on the Indexes for which the Fund can obtain the best value with consideration also given to liquidity.

         The loss from investing in futures transactions is potentially unlimited. The Fund will engage in transactions on stock index futures contracts and options thereon only to the extent its activities would exclude it from the definition of "commodity pool operator" under the requirements of Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission
(the "CFTC" Regulations"). Under Section 4.5 of the CFTC Regulations, the Fund may engage in futures transactions, either for "bona fide hedging" purposes, as this term is defined in the CFTC Regulations, or for non-hedging purposes to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. In the case of an option on futures contracts that is "in-the-money" at the time of purchase (i.e., the amount by which the exercise price of the put option exceeds the current market value of the underlying security), the in-the-money amount may be excluded in calculating this 5% limitation.

         However, when buying or selling a stock index futures contract, or selling an option on a stock index futures contract, the Fund will cover its position. To cover its position, the Fund may maintain with its custodian bank (and mark-to-market on a daily basis) a segregated account consisting of cash or U.S. Government securities or repurchase agreements secured by U.S. Government securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position. The Fund may cover its short position in a futures contract by owning the instruments underlying the futures contract (or instruments the prices of which are expected to move relatively consistently with the instruments underlying the futures contract).
The Fund may cover its sale of a call option on a futures contract by taking a long position on the underlying futures contract at a price no higher than the strike price of the call option or, if lower, the Fund maintains in a segregated account cash or liquid high-grade debt securities equal in value to the difference between the two strike prices.

         There are a number of risks associated with the use of futures contracts and options. Although the Fund intends to sell futures contracts, no assurance can be given that a liquid market will exist for any particular contract any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions an potentially subjecting the Fund to substantial losses. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. Also, the effect of certain of these risks will be reduced as the Fund will not engage in these transactions on margin and thus will not be required to make daily cash payments of variation margin.

         Index Options Transactions. The Fund may purchase put and call options on index futures contracts, which options give the Fund the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. The Fund also may write (sell) put and call options on index futures contracts. The Fund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period. The Fund may engage in related closing transactions with respect to options on index futures. The Fund will purchase or write options only on futures contracts that are traded on a United States exchange or board of trade. Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the level of stock prices in the stock market and the advisor's ability to predict correctly the direction of stock prices, interest rates, and other economic factors. In contrast to a long position, where the Fund's loss from the position cannot exceed the cost of that position, the extent of the Fund's loss from investing in futures transactions is potentially unlimited.

         The Fund also may purchase and write put and call options on indexes listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing the Fund's investment objective or for the purpose of hedging the Fund's portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received, to make delivery of this amount. Unlike the options on securities discussed above, all settlements are in cash. The Fund will, in general, invest or write index options which one traded in a national exchange. Over-the-counter index options, purchased over-the-counter options, and the cover for written over-the-counter options will be subject to the Fund's 5% limitation on investment in illiquid investments.

         Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the same investment advisor are combined for purposes of these limits. An Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may buy or sell; however, the Centurion Counsel intends to comply with all limitations.

         Index options are subject to substantial risks, including the risk of imperfect correlations between the option price and the value of the underlying securities comprising the index and the risk that there might not be a liquid secondary market for the option. The Fund will not enter into an option position that exposes the Fund to an obligation to another party, unless the Fund either (i) owns an offsetting position in securities or other options and/or (ii) maintains with its custodian bank (and mark-to-market on a daily basis) a segregated account consisting of cash, U.S. Government securities, or other liquid high-grade debt securities that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

         Centurion Counsel intends to utilize index options as a technique to leverage the Fund's portfolio. If Centurion Counsel is correct in its assessment of the future direction of stock prices, the Fund share price will be enhanced. If the Fund takes a position in options and stock prices move in a direction contrary to Centurion Counsel's forecast, however, the Fund would incur greater loss than the Fund would have incurred without the options position.

         The fund will engage in transactions on stock index futures contracts (and/or options thereupon) only to the extent its activities would exclude it from the definition of "commodity pool operator" under the requirements of Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission
(the "CFTC Regulations"). Under Section 4.5 of the CFTC Regulations, the Fund may engage in futures transactions, either for "bona fide hedging" purposes, as this term is defined in the CFTC Regulations, or for non-hedging purposes to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. In the case of an option on futures contracts that is "in-the-money" at the time of purchase (i.e., the amount by which the exercise price of the put option exceeds the current market value of the underlying security), the in-the-money amount may be excluded in calculating this 5% limitation.

         Futures contracts on stock indexes and options thereupon and Derivative Securities involve substantial risks. See the discussion of Derivatives under Options above.

    Short Sales

         In seeking its investment objective, the Fund may make short sales. A short sale of a security is a transaction in which the Fund sells a security it does not own. To complete such a transaction, the Fund must own the security so as to make delivery to the buyer. The Fund will not borrow the security which it sells short.

         Until the Fund closes its short position, the Fund will: (a) maintain a segregated account containing the securities sold short, or cash or liquid high-grade debt securities at such a level that (i) the amount deposited in the account equal the current value of the security sold short and (ii) the amount deposited in the segregated account will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position. For example, through the purchase of a put option for the security sold short.

      Investment Advisor

                   Prospectus and Application

                       ____________, 1996



                  Centurion T.A.A. Fund, Inc.

   Centurion Counsel, Inc.
   11545 West Bernardo Court, Suite 100
   San Diego, CA 92127

Distributor

   Centurion Institutional Services, Inc.
   11545 West Bernardo Court, Suite 100
   San Diego, CA 92127

Shareholder Servicing Agent

   Centurion Institutional Services, Inc.
   11545 West Bernardo Court, Suite 100
   San Diego, CA 92127

Auditors

   Squire & Company
   1205 Prospect Street, Suite 400
   La Jolla, CA 92037

Legal Counsel

   Rushall & McGeever
   2111 Palomar Airport Road, Suite 200
   Carlsbad, CA 92009

Officers

   Jack K. Heilbron
   Chairman of the Board

   Kenneth W. Elsberry
   Chief Executive Officer, President and
     Chief Financial Officer

   Mary R. Limoges
   Secretary

Directors

   Carol Ann Freeland
   Richard E. Hall
   Jack K. Heilbron
   Russell W. Ketron
   Douglas Werner

CENTURION T.A.A. FUND, INC.
11545 West Bernardo Court, Suite 100
San Diego, CA 92127


                         [back of back cover]

  APPLICATION AND INSTRUCTIONS


    Opening Your Account

         You may purchase shares of Centurion T.A.A. Fund, Inc. (the "Fund") with an initial investment of $500 or more. Once you are a shareholder in the Fund you can make additional investments of $25 or more by mail.

    To Invest By Mail

         Complete this application and mail it with your check payable to the Fund at the address set forth on the cover page of the prospectus. If you are currently a shareholder, you may mail additional investments at any time. Please enclose one of the payment stubs that is provided to shareholders or enclose a brief note indicating your account number.

    To Invest By Phone

         If you are already a shareholder, you may purchase additional shares by telephone and receive that day's closing public offering price. Simply call Centurion Institutional Services, Inc. prior to the close of the New York Stock Exchange (normally 4:00 p.m. Eastern Standard Time) at (619) 673-8536 or call the broker through whom you made your original investment. Payments must be received within five days of your order.

    Withdrawals

         You have a right to redeem your shares at any time in writing through your broker. All written requests for withdrawals must be signed by each shareholder, and all signatures on requests for withdrawals must be guaranteed by a national bank or state chartered commercial bank or trust company (except a savings bank) or a member of the New York or American Stock Exchange, the National Association of Securities Dealers, Inc. or any regional stock exchange.

         The Fund will require certain legal documents from corporations or other organizations, executors, and trustees, or if anyone other than the shareholder of record requests redemption. If you have any questions concerning a redemption, telephone the Fund's transfer agent, Centurion Counsel, Inc. at (619) 673-8536.

         The Fund also offers a systematic withdrawal plan whereby you can authorize periodic automatic redemptions. Contact the broker through whom you made your original investment or the Fund for further information.

    Exchange With Other Fund

         You may exchange some or all of your shares of the Fund for shares of Cash Equivalent Fund Money Market Portfolio. You need not pay any front-end sales charge for the exchange. There is a service charge of $7.50 each time you use the exchange privilege. To be able to use the exchange feature over the telephone you will need to complete the Telephone Exchange Authorization Form included with the application.

      APPLICATION Mail to: CENTURION INSTITUTIONAL SERVICES, INC.,
                           11545 W. Bernardo, Suite 100,
                           San Diego, CA 92127


 1.I (We) apply to invest $ ____________(payment attached) in common shares of CENTURION T.A.A. FUND, INC. ($500 Minimum)

   CLASS OF SHARES (Must select one only)

   []CLASS A Shares (front-end sales charge)
   []CLASS B Shares (contingent deferred sales charge)
   []CLASS C Shares (no sales charge)
   []CLASS D Shares (eligible purchasers only)

   []CASH EQUIVALENT FUND MONEY MARKET PORTFOLIO ($500 Minimum)
     (Prior to investing in Cash Equivalent Fund, you must acquire the Fund's prospectus from Centurion Institutional Services, Inc. and read such prospectus.)
   (Please make checks payable to the appropriate Fund.)
   This is my (our) initial investment:  ___  Yes   ___  No
   Additional Investments can be made at any time. Please see instructions on the reverse side of this application.

  2.NAME(Important: Please Print)

   []Individual
             First Name ________________________________________________
             Middle Initial
             Last Name
             Social Security No.
             Birthdate

   []Joint Owner
            First Name ________________________________________________
            Middle Initial
            Last Name
            Social Security
            No.Birthdate

   Joint owners will be "Joint Tenants with Right of Survivorship" unless otherwise specified.

   []Gifts to Minors _____________ as custodian ______________________
                Name of Custodian (One Only)    Name of Minor (One Only)

     under the _____________
                  State

     Uniform Gifts to Minors__________________________  ________________
                            Minor's Social Security No. Minor's Birthdate

   []Other ___________________________________________________________
Indicate name of corporation, other organization, a person acting as a fiduciary. Include date of trust instrument, tax ID number, etc.

 3.ADDRESS
           ______________        ______________    ________________
           Street                Home Telephone    Office Telephone

           ______________    Citizen of:      ___ U.S.     ___ Other
           City State ZIP                               (please specify)


  4.DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS(check one)

   []FULL REINVESTMENT OPTION Income dividends and capital gains distributions will automatically purchase additional shares for you at no sales charge.
   []CAPITAL GAINS REINVESTMENT OPTION Income dividends will be paid out in cash, and Reinvestment Option capital gains distributions will automatically purchase additional shares for you at no sales charge.
   []CASH All income dividends and capital gains distributions will be paid out to you in cash. If no election is indicated above, the Full Reinvestment Option will apply.

 5.AUTOMATIC INVESTMENT PLAN Please call us for information.

 6.BROKER or DEALER Please indicate name of your broker and his firm.

    _______________      ______________________  _____________________
    Name of Company      Name of Representative  Representative Number

   Application is subject to acceptance by the Fund. A confirmation is mailed to the investor following each transaction showing the transaction and the total number of shares owned.

7. SIGNATURE: I (We) am (are) of legal age and have received and read the Prospectus and agree to its terms.
Under the penalties of perjury, I (we) certify that the Taxpayer Identification Number (Social Security or Employer Identification Number) contained herein is true, correct and complete and I (we) am
(are) not subject to backup withholding under the provisions of Section 3406(a)(1)(C) of the Internal Revenue Code.

    _________   ____
    Signature   Date


               TELEPHONE EXCHANGE PRIVILEGE AUTHORIZATION FORM

    Mail to:For investors in:
    Centurion Counsel, Inc.Cash Equivalent Fund
    11545 W. Bernardo Court, Suite 100(Money Market Portfolios)
    San Diego, California 92127


   The undersigned, either directly or through his Authorized Agent, if any, named below, hereby authorizes Centurion Group, Inc. (hereinafter referred to as the "Transfer Agent"), acting as the undersigned's attorney in fact, to surrender for redemption any and all shares held for the undersigned's account in Centurion T.A.A. Fund, Inc. and Cash Equivalent Fund - Money Market Portfolio (hereinafter collectively referred to as the "Fund Family") pursuant to any telephone request without a signature guarantee whether from the undersigned or from any other person directing redemption; provided, however, that the proceeds of such redemption are to be used to purchase shares for the undersigned's account of the other Fund in the Fund Family. It is understood that the proceeds of any redemption of shares that are not to be used to purchase shares in the other Fund in the Fund Family may be effected only by procedures described in the current prospectus of the Fund being redeemed.

   Authorized Agent: The undersigned hereby authorizes the investment counsel firm or other advisor named below as his agent and attorney in fact (hereinafter referred to as "Agent") to utilize the Telephone Exchange Privilege described above on the undersigned's behalf in the same manner and with the same force and effect as if done by the undersigned and such Agent hereby agrees that the Transfer Agent will honor any telephone transfer believed by the Transfer Agent to be genuine and further agrees to be bound by the Transfer Agent's records of such instructions and the undersigned Agent and his assigns and successors release and indemnify the Transfer Agent and the Funds in the Fund Family and their respective officers and employees from any and all liability or losses for so acting.



        ________________________  _____________________________
        Name of Authorized Agent  Authorized Signature of Agent

Address:
               ____ _____ ___
               City State Zip

   It is understood that this Authorization Form will continue in effect until the Transfer Agent receives written notice of its cancellation from the undersigned. This service may be discontinued or modified without notice. The undersigned hereby authorizes the Transfer Agent to honor any telephone transfer believed by the Transfer Agent to be genuine and agrees to be bound by the Transfer Agent's records of such instructions and the undersigned and his assigns and successors release and indemnify the Transfer Agent and the Funds in the Fund Family and their respective officers and employees from any and all liability or losses for so acting. A current prospectus of the Fund being purchased should be read in advance of purchase hereunder.


         _____________________ _____________________
         Print Investor's Name Signature of Investor



         _____________________ _____________________
         Print Investor's Name Signature of Investor

Account Number and Fund name of existing account, if any:


           __________  ______________
           Fund Owned  Account Number

 NOTE:This Form should accompany the original Application Form if it is being completed in connection with the establishment of a new account.








                   CENTURION T.A.A. FUND, INC.

               Statement of Additional Information
                     Dated ____________, 1996


   This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus of Centurion T.A.A. Fund, Inc. (the "Fund") ____________, 1996 (the "Prospectus"). A copy of the Prospectus may be obtained by contacting the Fund's principal underwriter, Centurion Institutional Services, Inc. ("CISI"), at
11545 W. Bernardo Court, Suite 100, San Diego, California 92127 (Telephone: (619) 673-8536).




                        TABLE OF CONTENTS


                                                             Page


INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . .B-2

FUND MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . .B-3

OWNERSHIP OF SHARES. . . . . . . . . . . . . . . . . . . . . .B-6

MULTIPLE CLASS SHARE PLAN. . . . . . . . . . . . . . . . . . .B-6

CENTURION COUNSEL, INC., CENTURION GROUP, INC. AND
  CENTURION INSTITUTIONAL SERVICES, INC. . . . . . . . . . . .B-9

CUSTODIAN; GENERAL COUNSEL; AUDITORS . . . . . . . . . . . . B-15

BROKERAGE. . . . . . . . . . . . . . . . . . . . . . . . . . B-15

RETIREMENT ACCOUNTS. . . . . . . . . . . . . . . . . . . . . B-16

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION . . . . . . . B-17

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . B-17

CALCULATION OF PERFORMANCE DATA. . . . . . . . . . . . . . . B-19

LIMITATION OF DIRECTOR LIABILITY . . . . . . . . . . . . . . B-20

ADDITIONAL INFORMATION . . . . . . . . . . . . . . . . . . . B-21

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . B-22

                     INVESTMENT RESTRICTIONS

   The Fund has adopted certain investment restrictions set forth below which, together with the fundamental investment objective and policies of the Fund, cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. As defined in the Investment Company Act of 1940, as amended (the "1940 Act"), this means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. These investment restrictions are set forth below:

   (1) The Fund will not invest more than 5% of its net assets (taken at the lower of cost or value) in securities of any one company. The Fund will also limit its investment in a single company to not more than 10% of that company's outstanding voting securities. Further, the Fund will not invest more than 25% of its total assets in securities issued by companies in any single industry.

   (2) The Fund will not invest more than 5% of its total assets in securities of companies, including any predecessors, less than three years old.

   (3) The Fund will not invest in another investment company except as a part of a plan of merger, acquisition or consolidation.

   (4) The Fund will not buy or sell real estate, commodities or commodity contracts, except the Fund may invest up to 50% of its net assets in index futures contracts and options thereupon.

   (5)  The Fund will not buy on margin.

   (6) The Fund will not pledge or mortgage its assets, except to the extent that writing covered call options or future contracts or options may be deemed to be pledging or mortgaging assets.

   (7) The Fund will not borrow money or property (for example, securities), except that as a temporary measure for extraordinary purposes or emergencies, the Fund may borrow from banks up to 5% of the value of its total assets.

   (8) The Fund will not make cash loans. However, the Fund may purchase bonds or other debt securities sold publicly, including short-term securities which may be acquired under agreements by the sellers to repurchase; provided that not more than 10% of the Fund's net assets will, at any time, be subject to repurchase agreements which mature in more than seven days. The Fund does not consider these debt securities and other short-term investments to be loans.

   (9) The Fund may not invest more than 5% of its net assets in illiquid investments. For the purposes of this restriction, "Illiquid investments" are Restricted Securities or securities which cannot be disposed of within seven (7) days in the normal course of the Fund's business at approximately the amount at which the Fund has valued such securities.

   (10)  The Fund will not act as an underwriter.

   (11) The Fund will not buy any securities of a company if it knows that the officers or directors of the Fund, who own 1/2 of 1% or more of the company's securities, together own more than 5% of the company's securities.

   (12) The Fund will not invest in exploration or development programs, such as oil or gas programs.

   (13) The Fund will not invest 35% or more of its net assets in debt obligations of corporations and other issuers which are not rated in one of the four highest rating categories by a nationally recognized statistical rating organization.

   (14) The Fund will not buy or sell foreign currency exchange securities.

    (15)The Fund will not invest more than 50% of its net assets in options contracts, including put options and/or call options to purchase or sell equity securities.

   If a percentage limitation described above is adhered to at the time of the investment by the Fund, a later increase or decrease in the percentage resulting from any change in the value of the Fund's net assets will not constitute a violation of the restriction.


   The names, addresses and principal occupations of directors and executive officers of the Fund for the past five years are given below:

                         FUND MANAGEMENT

                              Positions with the Fund and Principal
Name and (Age)                Occupations During Past 5 Years              Business Address


Carol Ann Freeland (57)<F1>   Has served as a director of the Fund since   4015 Beltline Road, #200
                              December 20, 1994.  Since 1992,              Dallas, TX 75244
                              Executive Vice President, Collateral Equity
                              Management, of Dallas, Texas.  From
                              1987 to 1992, Executive Vice President,
                              Financial Services Exchange, Irving,
                              Texas; from 1985 to 1986, Vice President,
                              Marketing, Property Co. of America,
                              Dallas, Texas.  Since January 1994 has served
                              as a registered representative of World Invest
                              Corporation, a licensed broker-dealer.

Richard E. Hall (70)          Has served as a director of the Fund since   10 Carson Drive
                              December 20, 1994.  Since 1989, a retired    Grant's Pass, OR 97526
                              financial planner and securities salesman.
                              Served as registered representative and
                              director of PIM Financial Services, Inc.
                              ("PIM"), an affiliate of Centurion Counsel,
                              Inc., from 1983 to 1989.  Until July, 1994,
                              Mr. Hall owned approximately 3% of the
                              shares of CI Holding Group, Inc.,
                              Centurion Counsel, Inc.'s parent
                              corporation.  At that time he sold his
                              shares for fair value to an Affiliate of
                              Centurion Counsel, Inc.  There is no
                              agreement or understanding between Mr.
                              Hall and Centurion Counsel, Inc. or its
                              Affiliates regarding his service as a director
                              of the Fund.

Jack K. Heilbron (45)<F2>     Has served as a director of the Fund since    11545 W. Bernardo Court, #100
                              December 20, 1994.  Also served as a          San Diego, CA 92127
                              Director of the Fund from 1989 to 1990.
                              He has served as portfolio manager for the
                              Fund since 1990.  Since 1984 he has served
                              as Chairman and Chief Executive Officer
                              of C I Holding Group, Inc. and PIM.
                              Since 1989, he served Chairman and Chief
                              Investment Officer of Centurion Counsel,
                              Inc.  For the period 1988 until 1989, he
                              served as an officer and director of Excel
                              Interfinancial Corporation, the parent of
                              Excel Advisors, Inc.

Russell W. Ketron (52)<F2>    Has served as a director of the Fund since    1701 Novato Blvd., # 204
                              December 20, 1994.  A Certified Financial     Novato, CA 94947
                              Planner since 1977.  Since 1979 has been a
                              registered principal with Protected
                              Investors of America, a national broker-
                              dealer firm.  Has been an instructor at
                              Sierra Nevada College since 1985 and at
                              the College of Marin since 1991.

Douglas Werner (45)           Has served as a director of the Fund since    140 Brightwood Ave.
                              December 20, 1994.  Since 1993 has been       Chula Vista, CA 92010
                              President of Tracks Publishing, a printing
                              firm located in Chula Vista, California.
                              Since 1980, has served as President and
                              owner of Werner Graphics, a graphic
                              design firm located in San Diego, California.

<F1>  Although this Director may be an "affiliated person" of a broker/dealer registered under the Securities and Exchange Act of 1934, as defined under the Investment Company Act of 1940, the Fund has determined that this person is not an "interested person" of the Fund, Centurion Counsel, Inc. or its Affiliates, as defined under the Investment Company Act of 1940 by reason of Rule 2a19-1 promulgated thereunder.

<F2>  This Director is an "interested person" of Centurion Counsel, Inc., the Fund, or a registered broker/dealer, as defined under the Investment Company Act of 1940, as amended.


   The Fund does not have a standing audit or nominating committee of its board of directors, or committees performing similar functions.
The Fund pays no compensation to any of its officers and directors, except for a fee of $250 for each meeting attended by each director not affiliated with Centurion Counsel and reimburses such nonaffiliated directors for their travel expenses to attend directors' meetings.

Fund Executive and Director Compensation

   The following Table sets forth information for each of the directors of the Fund, all members of any advisory board of the Fund, and for each of the three highest paid executive officers or any affiliated person of the Fund whose aggregate compensation from the Fund for the Fund's year ended December 31, 1995.

                      COMPENSATION TABLE

  (1)                 (2)           (3)          (4)        (5)

                                                          Total
                                 Pension or               Compensation
                                 Retirement    Estimated  From
                   Aggregate     Benefits      Annual     Registrant
Name of            Compensation  Accrued As    Benefits   and Fund
Person,            From          Part of Fund  Upon       Complex Paid
Position           Registrant    Expenses      Retirement to Directors

Jack K. Heilbron,     -0-**        -0-            -0-         -0-
Chairman of the
Board

Carol Ann Freeland,  $1000*        -0-            -0-        $1000*
Director

Richard E. Hall,     $1000*        -0-            -0-        $1000*
Director

Russell W. Ketron,   $1000*        -0-            -0-        $1000*
Director

Douglas Werner,      $1000*        -0-            -0-        $1000*
Director

<F1>*    Directors are paid $250 per meeting.  There are four scheduled quarterly meetings for 1996.

<F2>**   Mr. Heilbron receives no compensation, including no director fees, for his service to the Fund either directly or indirectly from the Fund or any other investment company in a Fund Complex which includes the Fund.


                       OWNERSHIP OF SHARES

   As of June 30, 1996, to the knowledge of management, no person owned beneficially more than 5% of the outstanding shares of the Fund. None of the directors or nominees for the position of director or officers, as of February 29, 1996, beneficially owned shares of the Fund, except
Mr. Heilbron, Mr. Werner and Mr. Ketron who owned beneficially 2,990;
520 and 36,575 shares, respectively, of the Fund on such date
(representing approximately 0.22%, 0.04% and 2.73%, respectively, of the outstanding shares of the Fund).

                    MULTIPLE CLASS SHARE PLAN

   The Articles of Incorporation of the Fund authorize the Fund to issue
Class A, Class B, Class C and Class D shares pursuant to the Fund's
Multiple Class Share Plan (this "Plan").  The Plan was adopted by the
Fund's Board of Directors and approved by a majority vote of the Fund's shareholders on August 6, 1996.

   Under the Plan, the Fund is authorized to issue the Class A shares, the Class B. shares, the Class C Shares, and the Class D Shares in accordance with the following.

   Class A Shares. The Class Shares shall be sold at their net asset value per share plus a maximum initial sales charge ("front-end charge") set from time to time by the Board of Directors of the Fund (the
"Board"). Initially, the front-end charge on the Class A Shares shall be 4.75% of the offering price of the Class A Shares. The Board shall approve and, subject to the required approval of the Fund's shareholders, put into effect a Rule 12b-1 plan of distribution for the Class A Shares pursuant to which the Fund may pay an annual shareholder services fees of up to 0.25% of its average daily net assets attributable to the Class A Shares.

   Class B Shares. The Class B Shares shall be sold at their net asset value per share and shall be subject to a maximum contingent deferred sales charge as determined from time to time by the Board. Initially, maximum deferred sales charge shall be 4% of the redemption proceeds during the first year, declining each year thereafter to 0% after the fifth year. The Board shall approve and, subject to the required approval of the Fund's shareholders, put into effect a Rule 12b-1 plan of distribution for the Class B Shares pursuant to which the Fund would pay annual distribution fees, services fees, and shareholder services fees of up to 0.75% and 0.25%, respectively, of the Fund's average daily net assets attributable to the Class B Shares. The Class B shares shall convert automatically to Class A shares on the date eight years following the last day of the calendar month in which a shareholder's order to purchase Class B Shares is accepted by the Fund.

   Class C Shares. The Class C Shares shall be sold at their net asset value per share. Upon the effective date of this Plan, each share of the Fund then outstanding shall be designated and reclassified a Class C share. The Fund shall pay annual distribution fees and shareholder services fees of up to 0.75% and 0.25%, respectively, of the Fund's average daily net assets attributable to these shares pursuant to the Funds Rule 12b-1 plan of distribution in effect on the date hereof, which shall upon the effective date of this plan be designated the "Class C Plan".

   Class D Shares. The Class D Shares shall be sold at their net asset value per share. No front-end charge or deferred sales charge shall be charged with respect to the Class D Shares. The Fund shall not pay distribution services fees or shareholder services fees with respect to the Class D Shares. The Class D Shares shall be sold only to persons who are Advisor Professionals or Eligible Employees. The Advisor
Professionals shall mean investment advisors, trust companies and bank trust departments exercising discretionary investment authority with respect to the money to be invested in the Fund. Eligible Employees shall mean (a) current or retired directors of the Funds, current or retired employees of the Fund's advisor, and any of its affiliated companies, spouses, minor children and grandchildren of the above persons, and parents of employees and parents of spouses of employees of he Fund's advisor and any of its affiliated companies; (b) employees and registered representatives of Advisor professionals, banks and other financial institutions with selling group agreements with the Fund's principal underwriter, employees of such persons, and spouses and minor children of any such persons and (c) any trust, pension, profit sharing or other benefit plan for such persons. Shares are also offered at net asset value to Eligible Accounts. Eligible Accounts are accounts opened for shareholders by dealers where the amounts invested represent the redemption proceeds from investment companies distributed by an entity other than the Fund's principal underwriter if such redemption has occurred no more than 15 days prior to the purchase of the Class D Shares and the shareholder paid an initial sales charge and was not subject to a deferred sales charge on the redeemed account.

   The income and expenses of the Fund must be allocated among each Class of Shares as follow:

   Separate Distribution Expenses. Each Class of Shares must, at all times, maintain a separate arrangement for shareholder services or the distribution services or both, and shall pay all of the expenses of that arrangement ("distribution expenses"). Allocation of Income, Realized and Unrealized Capital gains and Losses, and Expenses. Each Class of
Shares must be allocated its pro-rata share of the Fund's income, realized and unrealized capital gains and losses, and expenses not allocated to a particular Class on the basis of the net asset value of that class in relation to the net asset value of the Company. In the future, the Fund's Board of Directors may require one or more Classes of Shares to pay a different share of expenses (other than advisory or custodial fees or other expenses related to the management of the Fund's assets) if such expenses are actually incurred in a different amount by a Class, or if a Class receives services of a different kind or to a different degree than other Classes, provided any payments made pursuant to the foregoing shall be made pursuant to a written plan setting forth the separate arrangement and expense allocation of each Class, and any related conversion features or exchange privileges.

   Advisory Fees.  Each Class of Shares shall pay the same advisory fee.


   Waiver of Expenses. Expenses may be waived or reimbursed by the Fund's adviser, underwritten, or any other provider of services to the Fund.

   Income, Capital Gains and Losses. Income, realized and unrealized capital gains and losses, and expenses of the Fund not allocated to a particular Class pursuant to the foregoing:

    (i) Except as permitted in paragraph (ii) below, shall be allocated to each Class on the basis of the net asset value of that Class in relation to the net asset value of the Fund;

    (ii)  If the Fund operates pursuant to Rule 270.2a-7 under the 1940
          Act (including the provision allowing the calculation of net assets on an amortized cost basis), or declares distributions of net investment income daily and maintains the same net asset value per share in each class, may be allocated:

       (aa) To each Share without regard to Class, provided that the Fund has received undertakings from its adviser, principal underwriter or any other provider of services to the Fund, agreeing to waive or reimburse the Fund for payments to such service provider by one or more classes, as allocated under paragraph (i) above, to the extent necessary to assure that all classes of the Fund maintain the same net asset value per share; or

       (bb) On the basis of relative net assets (settled shares). For purposes of this subsection (e), "relative net assets
             (settled shares)" are net assets valued in accordance with generally accepted accounting principles but excluding the value of subscriptions receivable, in relation to the net of the Fund.

   The Shares shall have the following voting rights: (i) Each Class of Shares has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement; (ii) Each Class of Shares has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (iii) Each Class of Shares, except as provided herein, has in all other aspects the same rights and obligations as each other class.

   Nothing in the Plan prohibits the Fund's Board of Directors from issuing Shares of any Class with any of the following rights or provisions.

    (a) An exchange privilege providing that Shares of a Class may be exchanged for certain securities of another company.

    (b)  Authorize and effect a conversion whereby the Shares of one
         Class (the "purchase class") will be exchanged automatically for Shares of another Class (the "target class") after a specified period of time, provided that:

      (i) The conversion is effected on the basis of the relative net asset values of the two classes without the imposition of any sales load, fee, or other charge;

      (ii) The expenses, including payments authorized under a plan adopted pursuant to 270.12b-1 ("rule 12b-1 plan"), for the target class are not higher than the expenses, including payments authorized under a rule 12b-1 plan, for the purchase class; and

      (iii) If the amount of expenses, including payments authorized under a rule 12b-1 plan, for the target class is increased materially without approval of the shareholders of the purchase class, the Fund will establish a new target class for the purchase class on the same terms as applied to the target class before that increase.

   Currently, only the Class B shares have such a conversion right.

    (c) A conversion feature providing that shares of a Class in which an investor is no longer eligible to participate may be converted to shares of a class in which that investor is eligible to participate, provided that:

      (i) The shareholder is given prior notice of the proposed conversion; and

      (ii) The conversion is effected on the basis of the relative net asset values of the two classes without the imposition of any sales load, fee, or other charge.

   The Plan is intended to meet the requirements of Rule 270.18f-3 promulgated under the 1940 Act.

        CENTURION COUNSEL, INC., CENTURION GROUP, INC. AND
              CENTURION INSTITUTIONAL SERVICES, INC.

General

   Centurion Counsel, Inc. ("Centurion Counsel") was incorporated in the
State of California in 1984. Centurion Counsel has acted as the Fund's investment advisor since January 1, 1995. Centurion Group, Inc. ("CGI") was incorporated in the State of California in 1984. CGI has acted as the Fund's accounting services agent, transfer agent, dividend disbursing agent and administrative services agent since January 1, 1995. In addition to its services to the Fund, Centurion Counsel's primary business activities include investment consulting to individuals, corporations, and institutions, sponsoring of investment limited partnerships (primarily in the real estate industry) and the providing of investment banking services and other activities related to the investment and securities industries. Centurion Counsel is an SEC-registered investment advisor.

   Centurion Institutional Services, Inc. was incorporated in the State of California in 1991. CISI has acted as the distributor of the Fund's shares since January 1, 1995. CISI has been an SEC-registered broker-dealer since July 1991. Since then, CISI has been engaged primarily in the business of clearing securities trades for its corporate and institutional clients. Centurion Counsel, CGI and CISI are wholly owned subsidiaries of C I Holding Group, Inc. ("C I Holding"), a
California corporation that is engaged through its subsidiaries in various aspects of the financial services industry. C I Holding's primary business activities have included investment advisory series, securities brokerage services, and due diligence research and analysis services provided to other financial services firms on a contract basis.
Approximately 40% of C I Holding's common shares, on a fully diluted basis, are owned by officers and directors of C I Holding.

Investment Advisory Agreement

   The Fund does not maintain its own research department. The Fund has contracted with Centurion Counsel for investment advice and management services. Pursuant to the Fund's Investment Advisory Agreement,
Centurion Counsel has the sole and exclusive responsibility for the management of the Fund's portfolio and the making and execution of all investment decisions for the Fund subject to the objectives and investment restrictions of the Fund and subject to the supervision of the Fund's board of directors. Under the Fund's Investment Advisory
Agreement, Centurion Counsel also furnishes, at its own expense, office facilities, equipment and personnel for servicing the investments of the Fund. Centurion Counsel has agreed to arrange for the Fund's officers or employees to serve without compensation from the Fund if duly elected to such positions by the shareholders or directors of the Fund.

   As compensation for its services, Centurion Counsel is entitled to a fee, payable within five days after the end of each fiscal quarter based on the Fund's average daily net assets as follows:

  1.00% of the first $200-million of the Fund's average daily net assets
  0.85% of average daily net assets between $200-million and $400-million
  0.80% of average daily net assets between $400-million and $600-million
  0.75% of average daily net assets between $600-million and $800-million
  0.60% of average daily net assets between $800-million and $1-billion
  0.50% of average daily net assets over $1-billion.

The percentage fee is calculated on the daily value of the Fund's net assets at the close of each business day. The foregoing fees are higher than fees paid by most other investment companies.

   All costs and expenses (other than those specifically referred to as being borne by Centurion Counsel) incurred in the operation of the Fund are borne by the Fund. These expenses include, among others, interest, taxes, brokerage fees and commissions, fees of the directors who are not full-time employees of Centurion Counsel, CGI, CISI or any of their affiliates, expenses of directors' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by CISI under its Distribution Agreement or its Shareholder Services Agent
Agreement with the Fund), expenses of printing and mailing stock certificates representing shares of the Fund, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and accounting services agents, and bookkeeping, auditing and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to existing Fund shareholders.

Centurion Counsel shall reimburse the Fund, in an amount not in excess of the advisor fee otherwise payable by the Fund to the advisor for such period, if and to the extent that the aggregate operating expenses of the Fund, including such fee but excluding interest expense, Rule 12b-1 Plan of Distribution fees, taxes, and brokerage fees and commissions, are in excess of 2.625% of the first $10 million of average net assets of the Fund, plus
1-1/2% of the next $20 million of average net assets, plus 1-1/4% of average net assets above $30 million. Centurion Counsel has agreed to waive such reimbursements for any fiscal year of the Fund in which this Advisory Agreement is last effective, subject to the investment advisor's right to end this obligation at the end of any Fund fiscal year.

   The Investment Advisory Agreement dated January 1, 1995 between
Centurion Counsel and the Fund was approved by the shareholders of the Fund on December 20, 1994 and was last approved by the board of directors of the Fund (including a majority of the directors who are not parties to the agreement, or interested persons of any such party, other than as directors of the Fund) on February 2, 1996. The Fund's Investment
Advisory Agreement continues from year to year only if a majority of the Fund's directors (including a majority of disinterested directors as described above) approve. The Fund's Investment Advisory Agreement may be terminated by either the Fund or Centurion Counsel on 60 days' written notice to the other, and terminates automatically in certain situations.

   For the years ended December 31, 1993 and 1994, the Fund's former investment advisor Excel Advisors, Inc. ("Excel") earned $9,340 and
$5,840, respectively, in fees from the Fund before reimbursement of certain expenses. For the year ended December 31, 1995, Centurion
Counsel, the Funds current investment advisor, earned $20,820 in advisory fees from the Fund. For the years ended December 31, 1993 and 1994, Excel reimbursed the Fund $9,340 and $5,840, respectively, for expenses in excess of the expense limitations under its investment advisory agreement with the Fund. For the year ended December 31, 1995, Centurion
Counsel reimbursed the Fund $20,821 for expenses in excess of the expense limitations under its advisory agreement with the Fund.

Accounting Services Agreement

   Centurion Group, Inc. acts as the Fund's accounting services agent pursuant to the Accounting Services Agreement with the Fund dated
January 1, 1995. Pursuant to this agreement, CGI maintains the books, accounts, records, journals and other records of original entry relating to the business of the Fund and performs certain daily functions in connection therewith.

   The Fund pays CGI a monthly fee equal on a annual basis to 0.15% of average net assets, provided that the Fund has agreed to pay an annual minimum accounting services fee of $18,000. The Fund paid CGI accounting service fees of $18,000 for the year ended December 31, 1995. This fee is in addition to the fee payable by the Fund to Centurion Counsel pursuant to the Fund's investment advisory agreement. For the years ended December 31, 1993 and 1994, the Fund paid its former accounting services agent, Excel, $18,000 and $6,000, respectively, in accounting services fees. Excel had waived $12,000 of its fee for the year ended
December 31, 1994. for the year ended December 31, 1995, CGI waived
$6,000 of its fee.

   The Accounting Services Agreement between CGI and the Fund was approved by the board of directors of the Fund (including a majority of the directors of the Fund who are not parties to the Agreement, or interested persons of any such party, other than as directors of the
Fund) and by the shareholders of the Fund approved such Agreement on December 20, 1994. A majority of the disinterested directors of the Fund specifically found, in the course of their review of the Agreement, that the Agreement is in the best interests of the Fund and its shareholders, the services to be performed pursuant to the Agreement are services required for the operation of the Fund, CGI can provide services the nature and quality of which are at least equal to those provided by others offering the same or similar services, and the fees for such services are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The
Agreement continues from year to year only if the Fund's directors approve it in the same way they approve the Fund's Investment Advisory
Agreement. The Accounting Services Agreement may be terminated by either the Fund or CGI on 60 days' written notice to the other, and the Agreement terminates automatically in certain situations.

Administrative Agreement

   CGI acts as transfer agent, dividend disbursing agent and administrative services agent for the Fund pursuant to Administration
Agreement effective January 1, 1995. Pursuant to this agreement, CGI will maintain the Fund's stock registers, process requested account registration changes, issue stock certificates, record redemptions and administer the payments of dividends by the Fund.

   As compensation for these services, the Fund will pay CGI a separate fee per service provided as follows: $0.75 per account maintenance per month; $7.50 per dealer confirmation; $10.00 per wire transfer; and $50.00 per 1,000 customer statements per month. In addition, all out of pocket expenses incurred by CGI in connection with the rendering of services pursuant to the Administration Agreement will be reimbursed to CGI by the Fund. Such expenses will include, without limitation, postage, stationery, telephone service, and any other expense involved in the handling of correspondence. These fees are in addition to the fees paid by the Fund to Centurion Counsel pursuant to the Fund's Investment
Advisory Agreement.  For the year ended December 31, 1995, the Fund paid
CGI, its administrative services agent, a fee of $2,124. For the years ended December 31, 1993 and 1994, the Fund paid Excel, its former administrative services agent, administrative fees of $1,962 and $1,406, respectively.

   The Administration Agreement between CGI and the Fund was approved by the Board of Directors of the Fund (including a majority of the directors of the Fund who are not parties to the agreement, or interested persons of any such party, other than as directors of the Fund) and by the shareholders of the Fund on December 20, 1994. A majority of the disinterested directors of the Fund specifically found, in the course of their review of the agreement, that the agreement is in the best interests of the Fund and its shareholders, the services to be performed pursuant to the agreement are services required for the operation of the Fund, CGI can provide services the nature and quality of which are at least equal to those provided by others offering the same or similar services, and the fees for such services are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The agreement continues from year to year only if the Fund's directors approve them in the same way they approve the Fund's Investment Advisory Agreement. The Administration Agreement may be terminated by either the Fund or by CGI on 60 days' written notice to the other, and the Agreement terminates automatically in certain situations.

Distribution Agreement

   Representatives of CISI, as the Fund's principal underwriter, sell the Fund's shares under the Distribution Agreement with the Fund dated
January 1, 1995, as amended _____________, 1996, CISI receives, as compensation for services it performs under the Distribution Agreement, a distribution fee. See "Payment of Certain Distribution Expenses" below.
CISI bears all advertising and promotion expenses in connection with the distribution of the Fund's shares (except those expenses assumed by the Fund's investment advisor). The Distribution Agreement was last approved by the board of directors of the Fund (including a majority of the directors who are not parties to the agreement, or interested persons of any such party, other than as directors of the Fund) on
 ___________________, 1996. The Fund's Distribution Agreement may be terminated by either CISI or the Fund on 60 days' written notice to the other, and terminates automatically in certain situations. No front-end sales charges were paid in connection with the sales of the Fund's shares during the year ended December 31, 1995. For the years ended December
31, 1993 and 1994, the Fund's prior principal underwriter, Warner Beck
Incorporated, received gross amounts equal to $364 and $57, respectively, from the Fund in sales commission through the sale of the Fund's shares.
No sales commissions were received by the Fund's principal underwriter for sales of the Fund's shares in 1995.

   Under the Distribution Agreement, CISI agrees to indemnify the Fund against all costs of litigation and other legal proceedings and against any liability incurred by or imposed on the Fund in any way arising out of or in connection with the sale or distribution of the Fund's shares, except to the extent that such liability is the result of information which was obtainable by CISI only from persons affiliated with the Fund but not CISI.

Shareholder Services Agent Agreement

   Pursuant to payment of 12b-1 fees authorized by the Class A, Class B and Class C Plans of Distribution, respectively, the Fund has entered into a shareholder servicing agreement with CISI dated January 1, 1995 for the Class C shares and August ___, 1996 for the Class A and Class B shares, whereby CISI and its representatives provide shareholder liaison services for the Fund including responding to customer inquiries and providing information on their investments, and such other related services as the Fund or the holders of the respective Class may reasonably request. Under each of the Shareholder Services Agent
Agreements, CISI and its representatives are required to pay all expenses of the Servicing Agent incurred in connection with providing such services to holders of the respective Class. For such services and/or as a reimbursement of its shareholder servicing costs, the Fund pays CISI a servicing agent fee, all or a portion of which CISI may reallow to its representatives or to other broker-dealers who contract to provide shareholder services to their customers holding shares of the respective
Class. Under each agreement, this fee is calculated and payable quarterly, at an annualized rate of 0.25% of the average daily net assets of the Fund represented by the shares of the respective Class owned by shareholders with whom CISI and its representatives maintain a servicing relationship, or an amount which equals the maximum amount payable to the Servicing Agent under applicable laws, regulations or rules, whichever is less.

Payment of Certain Distribution Expenses

   Pursuant to the payment of 12b-1 fees authorized by its Plans of Distribution for the Class A, Class B and Class C shares, respectively, the Fund has included in its Distribution Agreement with CISI provisions for the payment to CISI of distribution fees with respect to each of the Class A, Class B and Class C shares. With respect to each of the Class B and Class C shares, CISI receives, a distribution fee which will be equal to an annual rate of 0.75 of 1% of the Fund's average daily net assets attributable to each of the Class B shares and Class C shares. This fee is to compensate broker-dealers, including CISI, and CISI's registered representatives, for their sales of the Fund's shares of the respective
Class to which the agreement relates, based on a percentage of the net assets of the Fund relating to the respective Class for which such broker-dealers or registered representatives are responsible by reason of their sale of shares of the respective Class, and to pay other advertising and promotional expenses in connection with the distribution of the shares of the respective Class. CISI, at its expense, may also provide additional compensation to dealers in connection with sales of such shares of the Fund. Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund and/or dealer-sponsored special events. In some instances, these incentives may be made available only to certain dealers whose representatives have sold or are expected to sell significant amounts of such shares. Such compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund's shares to qualify for the incentives to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

   Each of the Fund's Plans of Distribution provide for the indirect payment of distribution expenses by the Fund only as described in the preceding paragraph. The advertising and/or promotional expenses that may be paid for pursuant to the Fund's Plan of Distribution include, by way of example but not limitation, the costs of printing the prospectus, statement of additional information and shareholder reports provided to prospective investors; the preparation and distribution of sales literature; advertising of any type; allocated overhead and other expenses of the principal underwriter related to the distribution of the Fund's shares; and payments to and expenses of, officers, employees or representatives of the principal underwriter, of other broker-dealers, banks or other financial institutions, and of any other persons who provide support services in connection with the distribution of the Fund's shares, including travel, entertainment, and telephone expenses.
Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Underwriter would consider what action, if any, would be appropriate. The Underwriter does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein, and bank and other financial institutions may be required to register as dealers pursuant to certain state laws.

   Indirect or reimbursable expenses under the Plan do not include interest paid on amounts borrowed by Centurion Counsel to make the payments for which reimbursement is made. Also, there is no provision in any of the Plans limiting payments to the amounts of actual distribution expenses or actual shareholder servicing expenses expended by CISI. If the Plan were terminated or not continued, the Fund is not contractually obligated to pay CISI for any expenses not previously reimbursed by the Fund. However, the Fund could, in the sole discretion of its Board of Directors, determine to reimburse all or a portion of any such amounts.

   Each of the Fund's Plans of Distribution contains, among other things, provisions complying with the requirements of Rule l2b-1 discussed below.
Rule l2b-1(b) provides that any payments made by the Fund in connection with the distribution of its shares may only be made pursuant to a written plan describing all material aspects of the proposed financing of distribution and also requires that all agreements with any person relating to implementation of the plan must be in writing. In addition, Rule l2b-1(b)(1) requires that such plan be approved by a vote of at least a majority of the Fund's outstanding shares, and Rule l2b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the board of directors of the Fund and of the directors of the Fund who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreements. Rule l2b-1(b)(3) requires that the plan or agreement provide, in substance: (1) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule l2b-1; (2) that any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to the plan or any related agreement shall provide to the Fund's board of directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and (3) in the case of a plan, that it may be terminated at any time by vote of a majority of the members of the board of directors of the Fund who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of the Fund. Rule l2b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule l2b-1. Rule l2b-1(c) provides that the Fund may rely upon Rule l2b-1(b) only if selection and nomination of the Fund's disinterested directors are committed to the discretion of such disinterested directors. Rule l2b-1(e) provides that the Fund may implement or continue a plan pursuant to Rule l2b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and
(b) of the 1940 Act, that there is a reasonable likelihood that the plan will benefit the Fund and its shareholders. For the year ended
December 31, 1995, CISI, the Fund's principal underwriter, received
$10,088 in distribution service fees, pursuant to the Fund's Class C
Plan of Distribution, the only Plan of Distribution in effect prior to 1996. During the years ended December 31, 1993 and 1994, the Fund's former principal underwriter, Warner Beck Incorporated, received $0 and $0, respectively, from the Fund pursuant to the Fund's Class C share
Plan of Distribution.

               CUSTODIAN; GENERAL COUNSEL; AUDITORS


   Star Bank, NA, 425 Walnut Street, Cincinnati, Ohio, 45202-1118 acts as custodian of the Fund's assets. The custodian may, in conformity with applicable rules of the Securities and Exchange Commission, enter into sub-custodial arrangements with eligible foreign sub-custodians for the custody of any foreign securities held by the Fund.

   Rushall & McGeever acts as the general counsel for the Fund.  Squire
& Company acts as the Fund's independent public accountants.

                            BROKERAGE

   In effecting securities and commodities transactions, the Fund's investment advisor seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered together with other relevant factors.

   The Fund expects to use affiliates of Centurion Counsel, including
CISI, as brokers of the Fund's portfolio securities but only if the provisions of Section 17(e) of the 1940 Act (and the rules thereunder) are complied with and only when, in the judgment of Centurion Counsel, the firm will be able to obtain a price and execution at least as favorable as other qualified brokers, and the transactions effected by the firm, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of the firm, are not unfair or unreasonable to the shareholders of the Fund.

   In determining the commissions to be paid to an affiliated broker-dealer, it is the policy of the Fund that such commissions will, in the judgment of the Fund's investment advisor, be both at least as favorable as those which would be charged by other qualified brokers having comparable execution capability and at least as favorable as commissions contemporaneously charged by such broker-dealer on comparable transactions for its most favored unaffiliated customers, except for any customers of such broker-dealer considered by a majority of the disinterested directors (as described above) not to be comparable to the Fund. While the Fund does not deem it practicable and in its best interest to solicit competitive bids for commission rates on the transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

   When selecting brokers, business may be placed with broker-dealers who furnish investment research services to Centurion Counsel or its affiliates. Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows these persons to supplement their own investment research activities and enables them to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Fund. To the extent such commissions are directed to these other broker-dealers who furnish research services, Centurion Counsel receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these commissions. Centurion Counsel has not entered into any formal or informal agreements with any broker-dealers
(except as noted above), and it does not maintain any "formula" which must be followed in connection with the placement of the Fund's portfolio transactions in exchange for research services, except as noted below.
However, Centurion Counsel may maintain an informal list of broker-dealers which it may use as a general guide in the placement of the Fund's business, in order to encourage certain broker-dealers to provide it with research services which it anticipates will be useful to it. Because the list, if any, is merely a general guide which is to be used only after the primary criteria for the selection of broker-dealers
(discussed above) have been met, substantial deviations from the list are permissible and may be expected to occur. Centurion Counsel will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion. Generally, the Fund pays higher than the lowest commission rates available.

   Subject to the policies set forth in the preceding paragraph and such other policies as the Fund's directors may determine, Centurion Counsel may consider sales of shares of the Fund and of other funds it may advise as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

   During the years ended December 31, 1993, 1994 and 1995, $1,216,169,
$617,652 and $1,275,276, respectively, of the Fund's portfolio securities were purchased and sold through brokers or banks acting on a principal basis for which no commissions were charged. During 1993 and 1994, all of these transactions were effected through brokers or banks unaffiliated with the Fund. During 1995, $66,200 of such transactions were effected through CISI and its affiliate, PIM. During the years ended December 31, 1993, 1994 and 1995, the Fund paid a total of $16,372, $9,141 and $9,997, respectively, in brokerage commissions in connection with agency transactions. During the year ended
December 31, 1995, $6,726 total commissions were paid to CISI, the Fund's principal underwriter, and to its affiliate, PIM and $3,271 of commissions were paid to broker-dealer who provided investment research to Centurion Counsel, the Fund's investment advisor. During 1993, $7,968 and $8,404, respectively, and during 1994 $0 and $9,141, respectively, commissions were paid to Warner Beck, the Fund's former principal underwriter, and to broker-dealers who furnished investment research to the Fund's investment advisor. During the year ended December 31, 1993, Warner Beck effected 65% of the total dollar volume of transactions in which commissions were paid and received 49% of such commissions. During
1994 and 1995, PIM and CIS, together, effected 90% and 87%, respectively, of the total dollar volume of transactions in which commissions were paid and received 89% and 67%, respectively, of such commissions.

                       RETIREMENT ACCOUNTS

   The objectives of the Fund may make the shares of the Fund an appropriate investment for Tax-Sheltered Retirement Plans, including
Individual Retirement Accounts ("IRAs"), Keogh (HR-10) Plans (for self-employed individuals), qualified corporate pension or profit sharing plans (for employees) and Tax-Deferred Investment Plans (for employees of public school systems and certain types of charitable organizations).

   IRAs are available from the Fund. Persons desiring information about the available IRAs or about any other of the plans referred to above should communicate with a CISI representative. All tax-sheltered retirement plans referred to above involve a long-term commitment of assets and are subject to various legal requirements and restrictions.
The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, the investor is urged to consult with an attorney or tax advisor prior to the establishment of such a plan.

          ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

   On December 31, 1995, the net asset value per share for the of the Fund was calculated as follows:

  Net Assets  ($4,370,287)         =   Net Asset Value Per Share ($3.34)
  -------------------------------
  Shares Outstanding  ($1,308,886)

   As disclosed in the Prospectus, during certain emergencies, the board of directors of the Fund can suspend the computation of net asset value of the Fund, stop accepting payments for purchase of the Fund's shares or suspend the duty of the Fund to redeem its shares. There are only a few such emergency situations:

     - The New York Stock Exchange closes for reasons other than the usual weekend and holiday closings, or trading on the Exchange is restricted as defined by the Securities and Exchange Commission.

     - The Securities and Exchange Commission decides that for a certain period of time, disposal of the Fund's securities is not practical, or that it is not practical for the Fund to fairly value its net assets.

     - Other emergency periods declared by the Securities and Exchange
       Commission under the provisions of the Investment Company Act of 1940.

   The Fund will pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. When redemption requests exceed such amount, however, the Fund reserves the right to make part or all of the payment in the form of securities or other assets of the Fund. An example of when this might be done is in case of emergency, such as in those situations enumerated above, or at any time a cash distribution would impair the liquidity of the Fund to the detriment of existing shareholders. Any securities being so distributed would be valued in the same manner as the portfolio of the Fund is valued. If the recipient sold such securities, he or she probably would incur brokerage charges. The Fund has filed with the Securities and Exchange Commission a notification of election pursuant to Rule 18f-1 under the Investment Company Act of 1940 in order to make such redemptions in kind.

                              TAXES

   Since its inception the Fund has met, and the Fund intends to continue to meet, the requirements for regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended
(the "Code"), and, if it meets these requirements, the Fund will not be liable for federal income taxes to the extent the Fund distributes its taxable income to its shareholders. To qualify as a regulated investment company, the Fund must meet certain tests of diversification of assets, source of income and other requirements of the Code. However, the Fund's management reserves the right to depart from this policy whenever, in its sole judgment, it is deemed in the best interest of the Fund and its shareholders to do so. If the Fund fails to meet any of the Code requirements, the Fund will be subject to tax on its income as a regular corporation whether or not its income is distributed to its shareholders, and any such distributions will be taxable to the Fund's shareholders as ordinary dividends to the extent of its current and accumulated earnings and profits, regardless of whether such distributions were derived from the Fund's net long-term capital gains.

   Under the Code, the Fund will be subject to a non-deductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed pursuant to the Act for the calendar year over the amount actually distributed. Any undistributed amounts subject to corporate-level income tax, however, will not be subject to the excise tax. In order to avoid the imposition of the excise tax, the Fund must generally declare dividends by the end of the calendar year representing
98% of the Fund's ordinary income for the calendar year and 98% of its capital gain net income (both long-term and short-term capital gains) for the twelve-month period ending October 31 of the calendar year.

   Currently, individual shareholders are not able to exclude distributions by the Fund which are attributable to dividends earned by the Fund, and corporate shareholders are allowed to deduct 70% of such dividend distributions. Such a deduction by a corporate shareholder is limited to the portion of the Fund's gross income which is derived from dividends received from domestic corporations. Since it is anticipated that a portion of the Fund's net investment income may be derived from sources other than dividends from domestic corporations, a portion of its dividends may not qualify for this exclusion. Distributions designated as long-term capital gain distributions will be taxable as long-term capital gains, regardless of how long shares have been held, and will not be eligible for the dividends received deduction for corporate shareholders referred to above.

   For federal tax purposes, if a shareholder transfers shares of the Fund for shares of Cash Equivalent Fund-Money Market Portfolio, such transfer will be considered a taxable sale of the first-purchased shares.
Furthermore, if a shareholder uses the exchange privilege within ninety days of the purchase of the first-purchased shares, any sales charge incurred on the purchase of those shares cannot be taken into account for determining the shareholder's gain or loss on the sale of those shares to the extent any sales charge on the purchase of the later-acquired shares is reduced because of the exchange privilege. However, the amount of any sales charge that may not be taken into account in determining the shareholder's gain or loss on the sale of the first-purchased shares may be taken into account in determining his gain or loss on the eventual sale or exchange of the later-acquired shares.

   The foregoing discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. Further, in those states that have income tax laws, the tax treatment of the Fund and of shareholders in respect to distributions by the Fund may differ from Federal tax treatment. Prospective investors are advised to consult with their tax advisors concerning the application of state and local taxes to distributions by and investments in the Fund which may differ from the Federal income tax consequences described above.

                 CALCULATION OF PERFORMANCE DATA

   Advertisements and other sales literature for the Fund may refer to the Fund's "average annual total return" and "cumulative total return."
All such quotations are based upon historical earnings and are not intended to indicate future performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that the investor's shares when redeemed may be worth more or less than their original cost.

Average Annual Total Return

   Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:



                          P(1+T)n = ERV

     Where:  P    =  a hypothetical initial payment of $1,000;
             T    =  average annual total return;
             n    =  number of years; and
             ERV  =  ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning
                     of such period.


    This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

    The following table sets forth the average annual total return for the Fund for the periods ended December 31, 1995, as set forth below:

                 PERIODS ENDED DECEMBER 31, 1995

                                               Since inception
     One Year     Five Years     Ten Years     (Jan. 18, 1982)
     (2.26)%      (6.91)%        1.98%         6.10%


Cumulative Total Return

    Cumulative total return is calculated by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

               ERV-P
      CTR = (---------)100
                 P

      CTR = Cumulative total return

      ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

      P   = initial payment of $1,000

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts. The cumulative return for the Fund for the ten year period beginning on January 1, 1986 and ending on December 31, 1995 was 86.63%.

                 LIMITATION OF DIRECTOR LIABILITY

    Under Minnesota law, the director of the Fund owes certain fiduciary duties to the Fund and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances."
Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). In February, 1987, Minnesota enacted legislation which authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director
(i) for any breach of the directors' duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of the Fund were amended on April 28, 1988, to limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the 1940 Act (which Act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).

    Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the 1940 Act and the rules and regulations adopted under such Act.

                      ADDITIONAL INFORMATION

    The Fund was incorporated under the name "IRI Stock Fund, Inc." The shareholders of the Fund, at a meeting held on May 10, 1989, approved an amendment to the Articles of Incorporation (the "Articles") of the Fund providing that the name "IRI Stock Fund, Inc." be changed to "Excel
Value Fund, Inc." The shareholders of the Fund, at a meeting held on December 20, 1994, approved an amendment to the Articles providing that the name "Excel Value Fund, Inc." be changed to "Centurion T.A.A. Fund,
Inc."

    The Fund is not required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders. Regular and special shareholder meetings are held only at such times and with such frequency as required by law. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of the Fund may demand a regular meeting of shareholders of the Fund by written notice of demand given to the chief executive officer or the chief financial officer of the Fund. Within 90 days after receipt of the demand, a regular meeting of shareholders must be held at the expense of the Fund.
Additionally, the 1940 Act requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all investment advisory contracts and amendments thereto.

    The Fund has filed with the Securities and Exchange Commission, Washington, D.C. 20549, a Registration Statement under the Securities Act of 1933 and the 1940 Act, with respect to the common stock offered hereby. This Statement of Additional Information does not contain all of the information set forth in the Registration Statement, certain parts of which are omitted in accordance with rules and regulations of the Commission. The Registration Statement may be inspected at the principal office of the Commission at 450 Fifth Street, N.W., Washington, D.C.
20549, and copies thereof may be obtained from the Commission at prescribed rates.

                 FINANCIAL STATEMENTS

     The Fund's unaudited Statement of Assets and Liabilities dated
June 30, 1996 the Fund's unaudited Statement of Operations and the
Fund's unaudited Statement of Changes in Net Assets for the six months ended June 30, 1996 are included in the Fund's Semi-Annual Report to Shareholders dated June 30, 1996, which are hereby incorporated by reference there to.

     The Fund's Financial Statements for the year ended December 31, 1995 are set forth below.

                   CENTURION T.A.A. FUND, INC.
                (Formerly Excel Value Fund, Inc.)

                       FINANCIAL STATEMENTS

               For the Year Ended December 31, 1995




                             CONTENTS
                   INDEPENDENT AUDITOR'S REPORT


Financial Statements:

    Statement of Assets and Liabilities

    Statement of Investments

    Statement of Covered Call Options Written

    Statement of Operations

    Statements of Changes in Net Assets

    Notes to Financial Statements


                               1933 Act Registration No. 3-73955
                               1940 Act Registration No. 811-3257




                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549





                             EXHIBITS

                                to

                            FORM N-1A

                 POST-EFFECTIVE AMENDMENT No. 23

                      REGISTRATION STATEMENT

                              UNDER

                    The Securities Act of 1993

                               and

                The Investment Company Act of 1940









                   CENTURION T.A.A. FUND, INC.
                (formerly Excel Value Fund, Inc.)
(Exact name of registrants as specified in governing instruments)

                       INDEX TO EXHIBITS



Exhibit
Number             Exhibit


1.1 Articles of Amendment of Centurion T.A.A. Fund authorizing multiple classes of shares.

2.1   Multiple Class Share Plan.

6     Form of Distribution Agreement of Centurion T.A.A. Fund, Inc.

8     Custodian Agreement.

9(c)  Form of Shareholder Services Agent Agreement of Centurion
      T.A.A. Fund, Inc.

15.1  Form of Rule 12b-1 Plan of Distribution for Class C Shares

15.2  Form of Rule 12b-1 Plan of Distribution for Class A Shares

15.3  Form of Rule 12b-1 Plan of Distribution for Class B Shares





ARTICLES OF AMENDMENT OF CENTURION T.A.A. FUND

   AUTHORIZING MULTIPLE CLASSES OF SHARES










                 EXHIBIT 1.1

            ARTICLES OF AMENDMENT

                      OF

          ARTICLES OF INCORPORATION

                      OF

         CENTURION T.A.A. FUND, INC.




     Pursuant to the provisions of the Minnesota Statutes, the undersigned, Kenneth W. Elsberry, President of CENTURION T.A.A.
FUND, INC., a Minnesota corporation, hereby certifies that the following amendment to the Articles of Incorporation of such corporation was adopted by the shareholders of such corporation at a meeting held on August 6, 1996, and that such amendment has not been subsequently modified or rescinded:

     The total authorized number of shares of this corporation is 100,000,000, all of which shall be common shares of the par value of $.01 each.


         RESOLVED, that Article 5 of the Articles of Incorporation of the corporation is hereby amended to read in its entirety as follows:

             "Subject to the following, shares of any class or series of the corporation may be issued to the holders of shares of another class or series of the corporation, whether to effect a share dividend or split or otherwise, without the authorization or approval of the holders of shares of any class or series of the corporation. The corporation may issue and sell its shares in fractional denominations to the same extent as its whole shares, and shares in fractional denominations shall have in proportion to the respective fractions represented thereby, all the rights of whole shares, including, without limitation, the right to vote, the right to receive dividends and distributions, and the right to participate upon liquidation of the corporation.

             The corporation is authorized to issue the following classes of shares: The Class A shares, the Class B shares, the Class C shares, and the Class D shares. Each class of shares shall be issued by the corporation in accordance with the following.

              (a) The income and expenses of the corporation shall be allocated among each class of shares.

                       EXHIBIT 1.1

                  (i) Each class of shares shall, at all times, maintain a different arrangement for shareholder services or the distribution services or both, and shall pay all of the expenses of that arrangement
                       ("distribution expenses") as defined under the Investment Company Act of 1940, as amended (the
                       1940 "Act").

                  (ii) Each class of shares shall be allocated its
                       pro-rata share of the corporation's income, realized and unrealized capital gains and losses, and expenses not allocated to a particular class pursuant to (a) above on the basis of the net asset value of that class in relation to the net asset value of the corporation, as defined under the 1940 Act. One or more classes of shares may be required to pay a different share of expenses (other than advisory or custodial fees or other expenses related to the management of the corporation's assets) if such expenses are actually incurred in a different amount by the class, or if the class receives services of a different kind or to a different degree than other classes, provided any payments made pursuant to the foregoing shall be made pursuant to a written plan setting forth the separate arrangement and expense allocation of each class, and any related conversion features or exchange privileges.

                  (iii)Each class of shares shall pay the same
                       advisory fee, as defined under the 1940 Act.

                  (iv) Expenses of the corporation payable to
                       any advisor, underwriter, or any other provider of services to the corporation may be waived by such person.


                  (v) Income, realized and unrealized capital gains and losses, and expenses of the corporation not allocated to a particular class pursuant to the foregoing:

                      (aa) Except as permitted in paragraph (c) below, shall be allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the corporation;

                      (bb)  If the corporation operates pursuant to
                            Rule 270.2a-7 under the 1940 Act (including the provision allowing the calculation of net assets on an amortized cost basis), or declares distributions of net investment income daily and maintains the same net asset value per share in each class, may be allocated: (i) To each Share without regard to class, provided that the corporation has received undertakings from its adviser, underwriter or any other provider of services to the corporation, agreeing to waive or reimburse the corporation for payments to such service provider by one or more classes, as allocated under paragraph
                            (i) above, to the extent necessary to assure that all classes of the corporation maintain the same net asset value per share; or
                            (ii)  On the basis of relative net assets
                            (settled shares).  For purposes of this
                            subsection (v), "relative net assets (settled shares)" are net assets of the corporation valued in accordance with generally accepted accounting principles but excluding the value of subscriptions receivable, in relation to the net assets of the corporation.

              (b) The shares shall have the following voting rights set forth below.

                  (i) Each class of shares shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement;

                  (ii) Each class of shares shall have separate
                       voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; and

                  (iii)Each class of shares shall, except as provided
                       herein, have in all other aspects the same rights and obligations as each other class.

             (c) Nothing in this Article 5 shall prohibit the board of directors of the corporation from issuing the shares of any class with any of the following rights or provisions.

                 (i) An exchange privilege providing that shares of a class may be exchanged for certain securities of another company.

                 (ii) The Board may from time to time, in its discretion,
                      authorize and effect a conversion whereby the shares of one class (the "purchase class") will be exchanged automatically for shares of another class
                      (the "target class") after a specified period of time, provided that:

                      (aa)  The conversion is effected on the
                            basis of the relative net asset values of the two classes without the imposition of any sales load, fee, or other charge;

                      (bb) The expenses, including payments authorized under a plan adopted pursuant to Rule
                            270.12b-1, as amended, promulgated under the 1940 Act, ("rule 12b-1 plan"), for the target class are not higher than the expenses, including payments authorized under a rule
                            12b-1 plan, for the purchase class; and

                      (cc) If the amount of expenses, including payments authorized under a rule 12b-1 plan, for the target class is increased materially without approval of the shareholders of the purchase class, the corporation will establish a new target class for the purchase class on the same terms as applied to the target class before that increase.

                 (iii)A conversion feature providing that shares
                      of a class in which an investor is no longer eligible to participate may be converted to shares of a class in which that investor is eligible to participate, provided that:

                      (aa) The shareholder is given prior notice of the proposed conversion; and

                      (bb) The conversion is effected on the basis of the relative net asset values of the two classes without the imposition of any sales load, fee, or other charge.

             RESOLVED FURTHER, that the President of this corporation is authorized and directed to execute Articles of Amendment to the Articles of Incorporation of this corporation, as heretofore amended, and to file such instrument with the Minnesota Secretary of State in the manner provided by the Minnesota Statutes."

        The effective date of incorporation of the corporation was the 27th day of August, 1981.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 6th day of August, 1996.



                                        ______________________________
                                        KENNETH W. ELSBERRY, President



























                    MULTIPLE CLASS SHARE PLAN
          MULTIPLE CLASS SHARE PLAN










                 EXHIBIT 2.1

            CENTURION T.A.A., INC.

          MULTIPLE CLASS SHARE PLAN


     This Multiple Class Share Plan (this "Plan") is adopted by the Board of Directors of Centurion T.A.A., Inc. (the "Fund"), an investment company registered under the Investment Company Act of 1940 (the "Act"), on the date last shown below subject to the approval by a majority vote of its shareholders.

1.   Authorized Classes of Shares.

     Under this Plan, the Fund is authorized to issue the Class A shares, the Class B. shares, the Class C Shares, and the Class D
Shares in accordance with the following.

     Class A Shares. The Class Shares shall be sold at their net asset value per share plus a maximum initial sales charge
("front-end charge") set from time to time by the Board of Directors of the Fund (the "Board"). Initially, the front-end charge on the Class A Shares shall be 4.75% of the offering price of the Class A
Shares. The Board shall approve and, subject to the required approval of the Fund's shareholders, put into effect a Rule 12b-1 plan of distribution for the Class A Shares pursuant to which the Fund may pay an annual shareholder services fees of up to 0.25% of its average daily net assets attributable to the Class A Shares.

     Class B Shares. The Class B Shares shall be sold at their net asset value per share and shall be subject to a maximum contingent deferred sales charge as determined from time to time by the Board. Initially, maximum deferred sales charge shall be 4% of the redemption proceeds during the first year, declining each year thereafter to 0% after the fifth year. The Board shall approve and, subject to the required approval of the Fund's shareholders, put into effect a Rule 12b-1 plan of distribution for the Class B
Shares pursuant to which the Fund would pay annual distribution fees, services fees, and shareholder services fees of up to 0.75% and 0.25%, respectively, of the Fund's average daily net assets attributable to the Class B Shares. The Class B shares shall convert automatically to Class A shares on the date eight years following the last day of the calendar month in which a shareholder's order to purchase Class B Shares is accepted by the Fund.

     Class C Shares. The Class C Shares shall be sold at their net asset value per share. Upon the effective date of this Plan, each share of the Fund then outstanding shall be designated and reclassified a Class C share. The Fund shall pay annual distribution fees and shareholder services fees of up to 0.75% and 0.25%, respectively, of the Fund's average daily net assets attributable to these shares pursuant to the Funds Rule 12b-1 plan of distribution in effect on the date hereof, which shall upon the effective date of this plan be designated the "Class C Plan".

                 EXHIBIT 2.1

     Class D Shares. The Class D Shares shall be sold at their net asset value per share. No front-end charge or deferred sales charge shall be charged with respect to the Class D Shares.
The Fund shall not pay distribution services fees or shareholder services fees with respect to the Class D Shares. The Class D
Shares shall be sold only to persons who are Advisor Professionals or Eligible Employees. The Advisor Professionals shall mean investment advisors, trust companies and bank trust departments exercising discretionary investment authority with respect to the money to be invested in the Fund. Eligible Employees shall mean
(a) current or retired directors of the Funds, current or retired employees of the Fund's advisor, and any of its affiliated companies, spouses, minor children and grandchildren of the above persons, and parents of employees and parents of spouses of employees of the Fund's advisor and any of its affiliated companies;
(b) employees and registered representatives of Advisor professionals, banks and other financial institutions with selling group agreements with the Fund's principal underwriter, employees of such persons, and spouses and minor children of any such persons and (c) any trust, pension, profit sharing or other benefit plan for such persons. Shares are also offered at net asset value to Eligible Accounts. Eligible Accounts are accounts opened for shareholders by dealers where the amounts invested represent the redemption proceeds from investment companies distributed by an entity other than the Fund's principal underwriter if such redemption has occurred no more than 15 days prior to the purchase of the Class D Shares and the shareholder paid an initial sales charge and was not subject to a deferred sales charge on the redeemed account.

2.   Allocation of Fund Income and Expenses Among Classes.

     The income and expenses of the Fund shall be allocated among each class of Shares as follows:

      (a)  Separate Distribution Expenses.  In accordance with
Section 1 above, each Class of Shares shall, at all times, maintain a separate arrangement for shareholder services or the distribution services or both, and shall pay all of the expenses of that arrangement ("distribution expenses").

      (b) Allocation of Expenses. Each Class of Shares shall pay its pro-rata share of the Fund's expenses, including advisory or custodial fees and other expenses related to the management of the Fund's assets, the weighted average number of Shares of such Class
(i.e., the same amount of such expenses per Share calculated on the number of Shares of such Class outstanding during the period for which such expenses are to be allocated.) In the future, the Board may require one or more classes of Shares to pay a different share of expenses (other than advisory or custodial fees or other expenses related to the management of the Fund's assets) if such expenses are actually incurred in a different amount by a Class, or if the Class receives services of a different kind or to a different degree than other classes, provided any payments made pursuant to the foregoing shall be made pursuant to a written plan setting forth the separate arrangement and expense allocation of each class, and any related conversion features or exchange privileges.

      (c) Advisory Fees. Each Class of Shares shall pay the same advisory fee.

      (d) Waiver of Expenses. Expenses may be waived or reimbursed by the Fund's adviser, underwritten, or any other provider of services to the Fund.

      (e) Income, Capital Gains and Losses. Income, realized and unrealized capital gains and losses, and expenses of the Fund not allocated to a particular Class pursuant to the foregoing:

           (i) Except as permitted in paragraph (ii) below, shall be allocated to each Class on the basis of the net asset value of that Class in relation to the net asset value of the Fund;

           (ii) If the Fund operates pursuant to Rule 270.2a-7 under the Act(including the provision allowing the calculation of net assets on an amortized cost basis), or declares distributions of net investment income daily and maintains the same net asset value per share in each class, may be allocated:

                (aa) To each Share without regard to Class, provided that the Fund has received undertakings from its adviser, principal underwriter any other provider of services to the Fund, agreeing to waive or reimburse the Fund for payments to such service provider by one or more classes, as allocated under paragraph (i) above, to the extent necessary to assure that all classes of the Fund maintain the same net asset value per share; or

                (bb) On the basis of relative net assets (settled shares). For purposes of this subsection (e), "relative net assets (settled shares)" are net assets valued in accordance with generally accepted accounting principles but excluding the value of subscriptions receivable, in relation to the net assets of the Fund.

3.   Class Voting Rights.

     The Shares shall have the following voting rights set forth below.

     (a) Each Class of Shares shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement;

     (b) Each Class of Shares shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class;

     (c) Each Class of Shares shall, except as provided herein, have in all other aspects the same rights and obligations as each other class.

4.   Permitted Acts.

     Nothing in this Plan shall prohibit the Board from issuing the Shares of any class with any of the following rights or provisions.

    (a) An exchange privilege providing that Shares of a Class may be exchanged for certain securities of another company.

    (b) The Board may from time to time, in its discretion, authorize and effect a conversion whereby the Shares of one
         Class (the "purchase class") will be exchanged automatically for Shares of another Class (the "target class") after a specified period of time, provided that:

         (i) The conversion is effected on the basis of the relative net asset values of the two classes without the imposition of any sales load, fee, or other charge;

         (ii) The expenses, including payments authorized under a plan adopted pursuant to 270.12b-1 ("rule
              12b-1 plan"), for the target class are not higher than the expenses, including payments authorized under a rule 12b-1 plan, for the purchase class; and

         (iii)If the amount of expenses, including payments authorized under a rule 12b-1 plan, for the target class is increased materially without approval of the shareholders of the purchase class, the Fund will establish a new target class for the purchase class on the same terms as applied to the target class before that increase.

    (c) A conversion feature providing that shares of a Class in which an investor is no longer eligible to participate may be converted to shares of a class in which that investor is eligible to participate, provided that:

         (i) The shareholder is given prior notice of the proposed conversion; and

         (ii) The conversion is effected on the basis of the relative net asset values of the two classes without the imposition of any sales load, fee, or other charge.

5.   Compliance With Rule 270.18f-3.

     This Plan is intended to meet the requirements of Rule
270.18f-3 promulgated under the Act.

6.   Effective Date of Plan.

     This Plan shall be effective, subject to the approval by a majority vote of the Funds shareholders, on the date the Articles of Incorporation of the Fund are amended as required to authorize the issuance of the Funds shares pursuant hereto.

     IN WITNESS WHEREOF:

     This Plan was unanimously approved and adopted by the Board on February 2, 1996, which in doing so, specifically made the following determinations:

     1. The Board has requested and evaluated such agreements relating to the Class arrangements under this Plan and such other information as they deemed reasonably necessary to evaluate the Plan; and

     2. This Plan as proposed to be adopted, including the expense allocations hereunder, is in the best interests of each Class of Shares hereunder individually and the Fund as a whole.


July 5, 1996                                ____________________
San Diego, California                       Secretary




















      FORM OF DISTRIBUTION AGREEMENT OF

         CENTURION T.A.A. FUND, INC.








                  EXHIBIT 6

            DISTRIBUTION AGREEMENT

     THIS AGREEMENT made on January 1, 1995 by and between Centurion T.A.A. Fund, Inc., a Minnesota corporation (the "Fund"), and
Centurion Institutional Services, Inc., a California corporation ("CISI") is hereby amended and restated in its entirety effective on this ____ day of ____________, 1996 (the "Effective Date").

             W I T N E S S E T H:
     1. Underwriting Services. The Fund hereby engages CISI, and CISI hereby agrees to act, as principal underwriter for the Fund in the sale and distribution of the Class A shares, Class B shares, and Class C shares of the Fund to the public, and the Class D shares of the Fund to Advisor Professionals, Eligible Employees, and Eligible Accounts, directly, through dealers or otherwise. CISI agrees to offer such shares
(the "Shares") for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold in the manner described in the Fund's Prospectus included in the Fund's Registration
Statement on Form N-1A filed with the U.S. Securities and Exchange
Commission, as amended, effective on the date hereof and as it may be amended in the future (the "Registration Statement").
     2. Sale of Fund Shares. Such shares are to be sold only on the following terms:
          (a) All subscriptions, offers, or sales shall be subject to acceptance or rejection by the Fund. Any offer or sale shall be conclusively presumed to have been accepted by the Fund if the Fund shall fail to notify CISI of the rejection of such offer or sale prior to the computation of the net asset value of the Fund's shares next following receipt by the Fund of notice of such offer or sale.
          (b) No share of the fund shall be sold by CISI (i) for any consideration other than cash or, pursuant to any exchange privilege provided for by the Fund's currently effective
               Prospectus or Statement of Additional Information filed as part of the Registration Statement, shares of any other investment company for which CISI acts as an underwriter, or (ii), except in instances otherwise provided for by the Fund's currently effective Prospectus or Statement of Additional Information, for any amount less than the public offering price of each respective Class of shares, which shall be determined in accordance with the Fund's currently effective Prospectus and Statement of Additional
               Information.


                  EXHIBIT 6

     3. Registration of Shares. The Fund agrees to make prompt and reasonable efforts to effect and keep in effect, at its expense, the registration or qualification of its shares for sale in such jurisdictions as the Fund may designate.

     4. Information to be Furnished to CISI. The Fund agrees that it will furnish CISI with such information with respect to the affairs and accounts of the Fund as CISI may from time to time reasonably require, and further agrees that CISI, at all reasonable times, shall be permitted to inspect the books and records of the Fund.
     5. Allocation of Expenses. During the period of this contract, the Fund shall pay or cause to be paid all expenses, costs and fees incurred by the Fund which are not assumed by CISI or Centurion
Counsel, Inc. ("Centurion"). Except as provided in Section 6 hereof and except for such expenses as are assumed by Excel, CISI shall pay all advertising and promotional expenses in connection with the distribution of the Fund's shares, including paying for Prospectuses and Statements of Additional Information for new shareholders.
     6. Compensation to CISI. It is understood and agreed by the parties hereto that CISI will receive, as compensation for services it performs hereunder:
          (a) a sales charge in accordance with Schedule A hereto; and
          (b) a distribution fee which shall be paid quarterly to CISI with respect to each of the Class B shares and the Class
              C shares not later than the fifth business day following the end of each calendar quarter in which said services were rendered. Said distribution fees shall be equal to an annual rate of 0.75 of 1% of the Fund's average daily net assets attributable to Class B shares and Class C shares, respectively, determined as of the close of each business day of the calendar quarter pursuant to the Articles of Incorporation, Bylaws and currently effective Prospectus and Statement of Additional Information of the Fund. Said distribution fees shall be used by CISI to compensate broker-dealers, including CISI, and CISI's registered representatives, for their sale of Fund shares based upon a percentage of the net assets of the Fund for which such broker-dealers or registered representatives are responsible by reason of their sale of Fund shares, and to pay other advertising and promotional expenses in connection with the distribution of Fund shares.
     7. Limitation of CISI's Authority. CISI shall be deemed to be an independent contractor and, except as specifically provided or authorized herein, shall have no authority to act for or represent the Fund.
     8.   Subscription for Shares - Refund for Cancelled Orders.
CISI shall subscribe for shares of the Fund only for the purpose of covering purchase orders already received by it or for the purpose of investment for its own account. In the event that an order for the purchase of shares of the Fund is placed with CISI by a customer or dealer and subsequently cancelled, CISI shall forthwith cancel the subscription for such shares entered on the books of the Fund, and, if CISI has paid the Fund for such shares, shall be entitled to receive from the Fund in refund of such payment the lesser of:
          (a) The consideration received by the Fund for said shares; or
          (b) The net asset value of such shares at the time of cancellation by CISI.
     9. Indemnification of the Fund. CISI agrees to indemnify the Fund against any and all litigation and other legal proceedings of any kind or nature and against any liability, judgment, cost, or penalty imposed as a result of such litigation or proceeding in any way arising out of or in connection with the sale or distribution of the shares of the Fund by CISI. In the event of the threat or institution of any such litigation or legal proceedings against the Fund, CISI shall defend such action on behalf of the Fund at its own expense and shall pay any such liability, judgment, cost, or penalty resulting therefrom, whether imposed by legal authority or agreed upon by way of compromise and settlement; provided, however, CISI shall not be required to pay or reimburse the Fund for any liability, judgment, cost, or penalty incurred as a result of information supplied by, or as the result of the omission to supply information by, the Fund to CISI, or to CISI by a director, officer, or employee of the Fund who is not an interested person of CISI, unless the information so supplied or omitted was available to CISI or the Fund's investment advisor without recourse to the Fund or any such person referred to above.
     10. Freedom to Deal with Third Parties. CISI shall be free to render to others services of a nature either similar to or different from those rendered under this contract, except such as may impair its performance of the services and duties to be rendered by it hereunder.
     11. Duration and Termination of Agreement. Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect from year to year but only so long as such continuance is specifically approved at least annually by the Board of Directors of the Fund, including the specific approval of a majority of the directors who are not interested persons of CISI as defined by the provisions of the Investment Company Act of 1940, as amended, cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a majority of the outstanding voting securities of the Fund.
Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding voting securities of the Fund shall mean the vote of 67% or more of such securities if the holders of more than 50% of such securities are present in person or by proxy or the vote of more than 50% of such securities, whichever is the lesser.
     This Agreement may be terminated at any time without the payment of any penalty by the vote of the Board of Directors of the Fund in the manner described above or by the vote of the holders of a majority of the outstanding voting securities of the Fund, or by CISI, upon 60 days' written notice to the other party.
     This Agreement shall automatically terminate in the event of its assignment (as defined by the provisions of the Investment Company Act of 1940, as amended).
     12. Reports to Directors of the Fund. Appropriate officers of CISI shall provide the directors of the Fund with such information as is required by the Class A, Class B, and/or Class C plans of distribution or any other plan of distribution adopted by the Fund pursuant to Rule
12b-1 under the Investment Company Act of 1940, as amended.
     13. Amendments to Agreement. No material amendment to this Agreement shall be effective until approved by CISI and by vote of a majority of the Board of Directors of the Fund in the manner discussed in Section 11 hereof.
     14. Notices. Any notice under this Agreement shall be in writing, addressed, delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for receipt of such notice.
     IN WITNESS WHEREOF, the Fund and CISI have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.


   CENTURION T.A.A. FUND, INC.               CENTURION INSTITUTIONAL
                                             SERVICES, INC.


   By:                                       By:


   Its:                                      Its:


                  SCHEDULE A

            Sales Charge Schedule

1.   Class A Shares.

     A front-end sales charge of 4.75% as follows:



As % of Net              As % of               Reallowed to dealers
Amount Invested          Offering Price        (as a % of Offering Price)


4.99%                    4.75%                 4.00%


2.   Class B Shares.

     A contingent deferred Sales Charge as follows:


                                        Contingent Deferred Sales Charge
                                        as a Percentage of
Year Since Purchase                     Dollar Amount Subject to Charge


First. . . . . . . . . . . . . . . . . . . 4%
Second . . . . . . . . . . . . . . . . . . 4%
Third. . . . . . . . . . . . . . . . . . . 3%
Fourth . . . . . . . . . . . . . . . . . 2.5%
Fifth. . . . . . . . . . . . . . . . . . 1.5%
Sixth. . . . . . . . . . . . . . . . . . None



3.   Class C Shares.

     None.

4.   Class D Shares.

     None.





















                       CUSTODIAN AGREEMENT










                            EXHIBIT 8



                 CUSTODY AGREEMENT


     This agreement (the "Agreement") is entered into as of the 1st day of June, 1996, by and between Centurion T.A.A.
Fund, (the "Fund"), an open-end diversified investment business corporation organized under the laws of Minnesota and having its office at 11545 West Bernardo Court, Suite 100, San Diego,
California 92127 and Star Bank, National Association, (the
"Custodian"), a national banking association having its principal office at 425 Walnut Street, Cincinnati, Ohio 45202.

     WHEREAS, the Fund and the Custodian desire to enter into this Agreement to provide for the custody and safekeeping of the assets of the Fund as required by the Investment Company
Act of 1940, as amended (the "Act").

     WHEREAS, the Fund hereby appoints the Custodian as custodian of all the Fund's Securities and moneys at any time owned by the Fund during the term of this Agreement (the "Fund
Assets").

     WHEREAS, the Custodian hereby accepts such appointment as Custodian and agrees to perform the duties thereof as hereinafter set forth.

     THEREFORE, in consideration of the mutual promises hereinafter set forth, the Fund and the Custodian agree as follows:


                     ARTICLE I

                    Definitions

     The following words and phrases, when used in this Agreement, unless the context otherwise requires, shall have the following meanings:

     Authorized Person - the Chairman, President, Secretary,
Treasurer, Controller, or Senior Vice President of the Fund, or any other person, whether or not any such person is an officer or employee of the Fund, duly authorized by the Board of Trustees of the Fund to give Oral Instructions and Written
Instructions on behalf of the Fund, and listed in the Certificate annexed hereto as Appendix A, or such other
Certificate as may be received by the Custodian from time to time.

     Book-Entry System - The Federal Reserve Bank book-entry system for United States Treasury securities and federal agency securities.

     Depository - The Depository Trust Company ("DTC"), a limited purpose trust company, its successor(s) and its nominee(s) or any other person or clearing agent.

     Dividend and Transfer Agent - the dividend and transfer agent appointed, from time to time, pursuant to a written agreement between the Dividend and Transfer Agent and the Fund.

     Foreign Securities - a) securities issued and sold primarily outside of the United States by a foreign government, a national of any foreign country, or a corporation or other organization incorporated or organized under the laws of any foreign country or; b) securities issued or guaranteed by the government of the United States, by any state, by any political subdivision or agency thereof, or by any entity organized under the laws of the United States or of any state thereof, which have been issued and sold primarily outside of the United
States.

     Money Market Security - debt obligations issued or guaranteed as to principal and/or interest by the government of the United States or agencies or instrumentalities thereof, commercial paper, obligations (including certificates of deposit, bankers' acceptances, repurchase agreements and reverse repurchase agreements with respect to the same), and time deposits of domestic banks and thrift institutions whose deposits are insured by the Federal Deposit Insurance
Corporation, and short-term corporate obligations where the purchase and sale of such securities normally require settlement in federal funds or their equivalent on the same day as such purchase and sale, all of which mature in not more than thirteen (13) months.

     Officers - the Chairman, President, Secretary, Treasurer,
Controller, and Senior Vice President of the Fund listed in the Certificate annexed hereto as Appendix A, or such other
Certificate as may be received by the Custodian from time to time.

     Oral Instructions - verbal instructions received by the Custodian from an Authorized Person (or from a person that the Custodian reasonably believes in good faith to be an Authorized
Person) and confirmed by Written Instructions in such a manner that such Written Instructions are received by the Custodian on the business day immediately following receipt of such Oral
Instructions.

     Prospectus - the Fund's then currently effective prospectus and Statement of Additional Information, as filed with and declared effective from time to time by the Securities and Exchange Commission.

     Security or Securities - Money Market Securities, common stock, preferred stock, options, financial futures, bonds, notes, debentures, corporate debt securities, mortgages, and any certificates, receipts, warrants, or other instruments representing rights to receive, purchase, or subscribe for the same or evidencing or representing any other rights or interest therein, or any property or assets.

     Written Instructions - communication received in writing by the Custodian from an Authorized Person.


                    ARTICLE II

 Documents and Notices to be Furnished by the Fund

  A. The following documents, including any amendments thereto, will be provided contemporaneously with the execution of the Agreement, to the Custodian by the Fund:

     1. A copy of the Articles of Incorporation of the Fund certified by the Secretary.

     2. A copy of the By-Laws of the Fund certified by the Secretary.

     3. A copy of the resolution of the Board of Trustees of the Fund appointing the Custodian, certified by the Secretary.

     4.   A copy of the then current Prospectus.

     5. A Certificate of the President and Secretary of the Fund setting forth the names and signatures of the Officers of the Fund.

 B. The Fund agrees to notify the Custodian in writing of the appointment of any Dividend and Transfer Agent.


                    ARTICLE III

              Receipt of Fund Assets

 A. During the term of this Agreement, the Fund will deliver or cause to be delivered to the Custodian all moneys constituting Fund Assets. The Custodian shall be entitled to reverse any deposits made on the Fund's behalf where such deposits have been entered and the moneys are not finally collected within 30 days of the making of such entry.

 B. During the term of this Agreement, the Fund will deliver or cause to be delivered to the Custodian all Securities constituting Fund Assets. The Custodian will not have any duties or responsibilities with respect to such Securities until actually received by the Custodian.

 C. As and when received, the Custodian shall deposit to the account(s) of the Fund any and all payments for shares of the Fund issued or sold from time to time as they are received from the Fund's distributor or Dividend and Transfer
     Agent or from the Fund itself.


                    ARTICLE IV

            Disbursement of Fund Assets

 A. The Fund shall furnish to the Custodian a copy of the resolution of the Board of Trustees of the Fund, certified by the Fund's Secretary, either (i) setting forth the date of the declaration of any dividend or distribution in respect of shares of the Fund, the date of payment thereof, the record date as of which Fund shareholders entitled to payment shall be determined, the amount payable per share to Fund shareholders of record as of that date, and the total amount to be paid by the Dividend and Transfer Agent on the payment date, or (ii) authorizing the declaration of dividends in respect of shares of the Fund on a daily basis and authorizing the Custodian to rely on a Certificate setting forth the date of the declaration of any such dividend or distribution, the date of payment thereof, the record date as of which Fund shareholders entitled to payment shall be determined, the amount payable per share to Fund shareholders of record as of that date, and the total amount to be paid by the Dividend and Transfer Agent on the payment date.

     On the payment date specified in such resolution or Certificate described above, the Custodian shall segregate such amounts from moneys held for the account of the Fund so that they are available for such payment.

 B. Upon receipt of Written Instructions so directing it, the Custodian shall segregate amounts necessary for the payment of redemption proceeds to be made by the Dividend and Transfer Agent from moneys held for the account of the Fund so that they are available for such payment.

 C. Upon receipt of a Certificate directing payment and setting forth the name and address of the person to whom such payment is to be made, the amount of such payment, and the purpose for which payment is to be made, the Custodian shall disburse amounts as and when directed from the Fund Assets.
     The Custodian is authorized to rely on such directions and shall be under no obligation to inquire as to the propriety of such directions.

 D. Upon receipt of a Certificate directing payment, the Custodian shall disburse moneys from the Fund Assets in payment of the Custodian's fees and expenses as provided in
     Article VIII hereof.


                     ARTICLE V

              Custody of Fund Assets

 A. The Custodian shall open and maintain a separate bank account or accounts in the United States in the name of the Fund, subject only to draft or order by the Custodian acting pursuant to the terms of this Agreement, and shall hold all cash received by it from or for the account of the Fund, other than cash maintained by the Fund in a bank account established and used by the Fund in accordance with Rule 17f-3 under the Act. Moneys held by the Custodian on behalf of the Fund may be deposited by the Custodian to its credit as Custodian in the banking department of the Custodian. Such moneys shall be deposited by the Custodian in its capacity as such, and shall be withdrawable by the Custodian only in such capacity.

 B. The Custodian shall hold all Securities delivered to it in safekeeping in a separate account or accounts maintained at Star Bank, N.A. for the benefit of the Fund.

 C. All Securities held which are issued or issuable only in bearer form, shall be held by the Custodian in that form; all other Securities held for the fund shall be registered in the name of the Custodian or its nominee. The
     Fund agrees to furnish to the Custodian appropriate instruments to enable the custodian to hold, or deliver in proper form for transfer, any Securities that it may hold for the account of the fund and which may, from time to time, be registered in the name of the Fund.

 D. With respect to all Securities held for the Fund, the Custodian shall on a timely basis (concerning items 1 and 2 below, as defined in the Custodian's Standards of Service
     Guide, as amended from time to time, annexed hereto as Appendix
     C):

     1.)  Collect all income due and payable with
          respect to such Securities;

     2.)  Present for payment and collect amounts
          payable upon all Securities which may mature or be called, redeemed, or retired, or otherwise become payable;

     3.) Surrender Securities in temporary form for definitive Securities; and

     4.)  Execute, as agent, any necessary
          declarations or certificates of ownership under the Federal income tax laws or the laws or regulations of any other taxing authority, including any foreign taxing authority, now or hereafter in effect.

 E. Upon receipt of a Certificate and not otherwise, the Custodian shall"

     1.) Execute and deliver to such persons as may be designated in such Certificate proxies, consents, authorizations, and any other instruments whereby the authority of the Fund as beneficial owner of any Securities may be exercised;

     2.)  Deliver any Securities in exchange for other
          Securities or cash issued or paid in
          connection with the liquidation,
          reorganization, refinancing, merger,
          consolidation, or recapitalization of any corporation, or the exercise of any conversion privilege;

     3.) Deliver any Securities to any protective committee, reorganization committee, or other person in connection with the reorganization, refinancing, merger, consolidation, recapitalization, or sale of assets of any corporation, and receive and hold under the terms of this Agreement such certificates of deposit, interim receipts or other instruments or documents as may be issued to it to evidence such delivery;

     4.)  Make such transfers or exchanges of the
          assets of the Fund and take such other steps as shall be stated in said Certificate to be for the purpose of effectuating any duly authorized plan of liquidation, reorganization, merger, consolidation or recapitalization of the Fund; and

     5.) Deliver any Securities held for the Fund to the depository agent for tender or other similar offers.

 F. The Custodian shall promptly deliver to the Fund all notices, proxy material and executed but unvoted proxies pertaining to shareholder meetings of Securities held by the Fund. The Custodian shall not vote or authorize the voting of any Securities or give any consent, waiver or approval with respect thereto unless so directed by a Certificate or Written
     Instruction.

 G. The Custodian shall promptly deliver to the Fund all information received by the Custodian and pertaining to Securities held by the Fund with respect to tender or exchange offers, calls for redemption or purchase, or expiration of rights.


                    ARTICLE VI

          Purchase and Sale of Securities

 A. Promptly after each purchase of Securities by the Fund, the Fund shall deliver to the Custodian (i) with respect to each purchase of Securities which are not Money Market
     Securities, Written Instructions, and (ii) with respect to each purchase of Money Market Securities, Written Instructions or
     Oral Instructions, specifying with respect to each such purchase the;

     1.)  name of the issuer and the title of the
          Securities,

     2.)  principal amount purchased and accrued
          interest, if any,

     3.)  date of purchase and settlement,

     4.)  purchase price per unit,

     5.)  total amount payable, and

     6.) name of the person from whom, or the broker through which, the purchase was made.

     The Custodian shall, against receipt of Securities purchased by and for the Fund, pay out of the Fund Assets, the total amount payable to the person from whom or the broker through which the purchase was made, provided that the same conforms to the total amount payable as set forth in such Written Instructions or Oral Instructions, as the case may be.

 B. Promptly after each sale of Securities by the Fund, the Fund shall deliver to the Custodian (i) with respect to each sale of Securities which are not Money Market Securities, Written Instructions, and (ii) with respect to each sale of Money Market Securities, Written Instructions or Oral
     Instructions, specifying with respect to each such sale the;

     1.)  name of the issuer and the title of the
          Securities,

     2.) principal amount sold and accrued interest, if any,

     3.)  date of sale and settlement,

     4.)  sale price per unit,

     5.)  total amount receivable, and

     6.) name of the person to whom, or the broker through which, the sale was made.

     The Custodian shall deliver the Securities against receipt of the total amount receivable, provided that the same conforms to the total amount receivable as set forth in such Written
     Instructions or Oral Instructions, as the case may be.

 C. On contractual settlement date, the account of the Fund will be charged for all purchased Securities settling on that day, regardless of whether or not delivery is made.
     Likewise, on contractual settlement date, proceeds from the sale of Securities settling that day will be credited to the account of the fund, irrespective of delivery.

 D. Purchases and sales of Securities effected by the Custodian will be made on a delivery versus payment basis. The
     Custodian may, in its sole discretion, upon receipt of a Certificate, elect to settle a purchase or sale transaction in some other manner, but only upon receipt of acceptable indemnification from the Fund.

 E.  The Custodian shall, upon receipt of a Written
     Instruction so directing it, establish and maintain a segregated account or accounts for and on behalf of the Fund.
     Cash and/or Securities may be transferred into such account or accounts for specific purposes, to-wit:

     1.)  in accordance with the provision of any
          agreement among the Fund, the Custodian, and a broker-dealer registered under the
          Securities and Exchange Act of 1934, as
          amended, and also a member of the National
          Association of Securities Dealers (NASD) (or any futures commission merchant registered under the Commodity Exchange Act), relating to compliance with the rules of the Options
          Clearing Corporation and of any registered national securities exchange, the Commodity
          Futures Trading Commission, any registered contract market, or any similar organization or organizations requiring escrow or other similar arrangements in connection with transactions by the Fund;

     2.)  for purposes of segregating cash or
          government securities in connection with options purchased, sold, or written by the Fund or commodity futures contracts or options thereon purchased or sold by the Fund;

     3.) for the purpose of compliance by the Fund with the procedures required for reverse repurchase agreements, firm commitment agreements, standby commitment agreements, and short sales by Act Release No. 10666, or any subsequent release or releases or rule of the Securities and Exchange Commission relating to the maintenance of segregated accounts by registered investment companies;

          and

     4.) for other corporate purposes, only in the case of this clause 4 upon receipt of a copy of a resolution of the Board of Trustees of the Fund, certified by the Secretary of the Fund, setting forth the purposes of such segregated account.

 F. Except as otherwise may be agreed upon by the parties hereto, the Custodian shall not be required to comply with any Written Instructions to settle the purchase of any Securities on behalf of the Fund unless there is sufficient cash in the account(s) at the time or to settle the sale of any Securities from an account(s) unless such Securities are in deliverable form. Notwithstanding the foregoing, if the purchase price of such Securities exceeds the amount of cash in the account(s) at the time of such purchase, the Custodian may, in its sole discretion, advance the amount of the difference in order to settle the purchase of such Securities. The amount of any such advance shall be deemed a loan from the Custodian to the Fund payable on demand and bearing interest accruing from the date such loan is made up to but not including the date such loan is repaid, at a rate per annum customarily charged by the Custodian on similar loans.


                    ARTICLE VII

                 Fund Indebtedness

     In connection with any borrowings by the Fund, the Fund will cause to be delivered to the Custodian by a bank or broker requiring Securities as collateral for such borrowings
(including the Custodian if the borrowing is from the Custodian), a notice or undertaking in the form currently employed by such bank or broker setting forth the amount of collateral. The Fund shall promptly deliver to the Custodian a Certificate specifying with respect to each such borrowing:
(a) the name of the bank or broker, (b) the amount and terms of the borrowing, which may be set forth by incorporating by reference an attached promissory note duly endorsed by the Fund, or a loan agreement, (c) the date, and time if known, on which the loan is to be entered into, (d) the date on which the loan becomes due and payable, (e) the total amount payable to the Fund on the borrowing date, and (f) the description of the Securities securing the loan, including the name of the issuer, the title and the number of shares or the principal amount.
The Custodian shall deliver on the borrowing date specified in the Certificate the required collateral against the lender's delivery of the total loan amount then payable, provided that the same conforms to that which is described in the Certificate. The Custodian shall deliver, in the manner directed by the Fund, such Securities as additional collateral, as may be specified in a Certificate, to secure further any transaction described in this Article VII. The Fund shall cause all Securities released from collateral status to be returned directly to the Custodian and the Custodian shall receive from time to time such return of collateral as may be tendered to it.

     The Custodian may, at the option of the lender, keep such collateral in its possession, subject to all rights therein given to the lender because of the loan. The Custodian may require such reasonable conditions regarding such collateral and its dealings with third-party lenders as it may deem appropriate.


                   ARTICLE VIII

             Concerning the Custodian

 A. Except as otherwise provided herein, the Custodian shall not be liable for any loss or damage resulting from its action or omission to act or otherwise, except for any such loss or damage arising out of its own gross negligence or willful misconduct. The Fund shall defend, indemnify and hold harmless the Custodian and its directors, officers, employees and agents with respect to any loss, claim, liability or cost
     (including reasonable attorneys' fees) arising or alleged to arise from or relating to the Fund's duties hereunder or any other action or inaction of the Fund or its Trustees, officers, employees or agents, except such as may arise from the negligent action, omission, willful misconduct or breach of this Agreement by the Custodian. The Custodian may, with respect to questions of law, apply for and obtain the advice and opinion of counsel, at the expense of the Fund, and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with the advice or opinion of counsel. The provisions under this paragraph shall survive the termination of this Agreement.

 B. Without limiting the generality of the foregoing, the Custodian, acting in the capacity of Custodian hereunder, shall be under no obligation to inquire into, and shall not be liable for:

     1.) The validity of the issue of any Securities purchased by or for the account of the fund, the legality of the purchase thereof, or the propriety of the account paid therefor;

     2.) The legality of the sale of any Securities by or for the account of the Fund, or the propriety of the amount for which the same are sold;

     3.) The legality of the issue or sale of any shares of the Fund, or the sufficiency of the amount to be received therefor;

     4.) The legality of the redemption of any shares of the Fund, or the propriety of the amount to be paid therefor;

     5.) The legality of the declaration or payment of any dividend by the Fund in respect of shares of the Fund;

     6.) The legality of any borrowing by the Fund on behalf of the Fund, using Securities as collateral;

 C. The Custodian shall not be under any duty or obligation to take action to effect collection of any amount due to the Fund from any Dividend and Transfer Agent of the Fund nor to take any action to effect payment or distribution by any Dividend and Transfer Agent of the Fund of any amount paid by the Custodian to any Dividend and Transfer Agent of the Fund in accordance with this Agreement.

 D.  Notwithstanding Section D of Article V, the
     Custodian shall not be under any duty or obligation to take action to effect collection of any amount, if the Securities upon which such amount is payable are in default, or if payment is refused after due demand or presentation, unless and until
     (i) it shall be directed to take such action by a Certificate and (ii) it shall be assured to its satisfaction (including prepayment thereof) of reimbursement of its costs and expenses in connection with any such action.

 E. The Fund acknowledges and hereby authorizes the Custodian to hold Securities through its various agents described in Appendix B annexed hereto. The Fund hereby represents that such authorization has been duly approved by the Board of Trustees of the Fund as required by the Act. The
     Custodian acknowledges that although certain Fund Assets are held by its agents, the Custodian remains primarily liable for the safekeeping of the Fund Assets.

     In addition, the Fund acknowledges that the Custodian may appoint one or more financial institutions, as agent or agents or as sub-custodian or sub-custodians, including, but not limited to, banking institutions located in foreign countries, for the purpose of holding Securities and moneys at any time owned by the Fund. The Custodian shall not be relieved of any obligation or liability under this Agreement in connection with the appointment or activities of such agents or sub-custodians.
     Any such agent or sub-custodian shall be qualified to serve as such for assets of investment companies registered under the Act. Upon request, the Custodian shall promptly forward to the Fund any documents it receives from any agent or sub-custodian appointed hereunder which may assist trustees of registered investment companies fulfill their responsibilities under Rule
     17f-5 of the Act.

 F. The Custodian shall not be under any duty or obligation to ascertain whether any Securities at any time delivered to or held by it for the account of the Fund are such as properly may be held by the Fund under the provisions of the Articles of Incorporation and the fund's By-Laws.

 G. The Custodian shall treat all records and other information relating to the Fund and the Fund Assets as confidential and shall not disclose any such records or information to any other person unless (i) the Fund shall have consented thereto in writing or (ii) such disclosure is required by law.

 H. The Custodian shall be entitled to receive and the Fund agrees to pay to the Custodian such compensation as shall be determined pursuant to Appendix D attached hereto, or as shall be determined pursuant to amendments to such Appendix D.
     The Custodian shall be entitled to charge against any money held by it for the account of the Fund, the amount of any of its fees, any loss, damage, liability or expense, including counsel fees. The expenses which the Custodian may charge against the account of the fund include, but are not limited to, the expenses of agents or sub-custodians incurred in settling transactions involving the purchase and sale of Securities of the Fund.

 I. The Custodian shall be entitled to rely upon any Oral Instructions and any Written Instructions. The Fund agrees to forward to the Custodian Written Instructions confirming Oral Instructions in such a manner so that such Written Instructions are received by the Custodian, whether by hand delivery, facsimile or otherwise, on the same business day on which such Oral Instructions were given. The Fund agrees that the failure of the Custodian to receive such confirming instructions shall in no way affect the validity of the transactions or enforceability of the transactions hereby authorized by the Fund. The Fund agrees that the Custodian shall incur no liability to the Fund for acting upon Oral
     Instructions given to the Custodian hereunder concerning such transactions.

 J. The Custodian will (i) set up and maintain proper books of account and complete records of all transactions in the accounts maintained by the Custodian hereunder in such manner as will meet the obligations of the Fund under the Act, with particular attention to Section 31 thereof and Rules 31a-1 and 31a-2 thereunder and those records are the property of the Fund, and (ii) preserve for the periods prescribed by applicable Federal statute or regulation all records required to be so preserved. All such books and records shall be the property of the Fund, and shall be open to inspection and audit at reasonable times and with prior notice by Officers and auditors employed by the Fund.

 K. The Custodian shall send to the Fund any report received on the systems of internal accounting control of the Custodian, or its agents or sub-custodians, as the Fund may reasonably request from time to time.

 L. The Custodian performs only the services of a custodian and shall have no responsibility for the management, investment or reinvestment of the Securities from time to time owned by the Fund. The Custodian is not a selling agent for shares of the Fund and performance of its duties as custodian shall not be deemed to be a recommendation to the Fund's depositors or others of shares of the Fund as an investment.

 M. The Custodian shall take all reasonable action, that the Fund may from time to time request, to assist the Fund in obtaining favorable opinions from the Fund's independent accountants, with respect to the Custodian's activities hereunder, in connection with the preparation of the Fund's
     Form N-1A, Form N-SAR, or other annual reports to the Securities and Exchange Commission.

 N. The Fund hereby pledges to and grants the Custodian a security interest in any Fund Assets to secure the payment of any liabilities of the Fund to the Custodian, whether acting in its capacity as Custodian or otherwise, or on account of money borrowed from the Custodian. This pledge is in addition to any other pledge of collateral by the Fund to the Custodian.


                     ARTICLE X

                    Termination

 A. Either of the parties hereto may terminate this Agreement for any reason by giving to the other party a notice in writing specifying the date of such termination, which shall be not less than ninety (90) days after the date of giving of such notice. If such notice is given by the Fund, it shall be accompanied by a copy of a resolution of the Board of Trustees of the Fund, certified by the Secretary of the Fund, electing to terminate this Agreement and designating a successor custodian or custodians. In the event such notice is given by the Custodian, the Fund shall, on or before the termination date, deliver to the Custodian a copy of a resolution of the Board of Trustees of the Fund, certified by the Secretary, designating a successor custodian or custodians to act on behalf of the Fund. In the absence of such designation by the Fund, the Custodian may designate a successor custodian which shall be a bank or trust company having not less than $100,000,000 aggregate capital, surplus, and undivided profits.
     Upon the date set forth in such notice this Agreement shall terminate, and the Custodian, provided that it has received a notice of acceptance by the successor custodian, shall deliver, on that date, directly to the successor custodian all securities and moneys then owned by the Fund and held by it as Custodian. Upon termination of this Agreement, the Fund shall pay to the Custodian on behalf of the Fund such compensation as may be due as of the date of such termination. The Fund agrees on behalf of the Fund that the Custodian shall be reimbursed for its reasonable costs in connection with the termination of this Agreement.

 B. If a successor custodian is not designated by the Fund, or by the Custodian in accordance with the preceding paragraph, or the designated successor cannot or will not serve, the Fund shall, upon the delivery by the Custodian to the Fund of all Securities (other than Securities held in the Book-Entry System which cannot be delivered to the Fund) and moneys then owned by the Fund, be deemed to be the custodian for the Fund, and the Custodian shall thereby be relieved of all duties and responsibilities pursuant to this Agreement, other than the duty with respect to Securities held in the Book-Entry System, which cannot be delivered to the Fund, which shall be held by the Custodian in accordance with this Agreement.


                    ARTICLE XI

                   Miscellaneous

 A. Appendix A sets forth the names and the signatures of all Authorized Persons, as certified by the Secretary of the Fund. The Fund agrees to furnish to the Custodian a new
     Appendix A in form similar to the attached Appendix A, if any present Authorized Person ceases to be an Authorized Person or if any other or additional Authorized Persons are elected or appointed. Until such new Appendix A shall be received, the Custodian shall be fully protected in acting under the provisions of this Agreement under Oral Instructions or signatures of the then current Authorized Persons as set forth in the last delivered Appendix A.

 B. No recourse under any obligation of this Agreement or for any claim based thereon shall be had against any organizer, shareholder, Officer, Director, past, present or future as such, of the Fund or of any predecessor or successor, either directly or through the Fund or any such predecessor or successor, whether by virtue of any constitution, statute or rule of law or equity, or be the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Agreement and the obligations thereunder are enforceable solely against the Fund, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the organizers, shareholders, Officers, Trustees of the Fund or of any predecessor or successor, or any of them as such. To the extent that any such liability exists, it is hereby expressly waived and released by the Custodian as a condition of, and as a consideration for, the execution of this Agreement.

 C. The obligations set forth in this Agreement as having been made by the Fund have been made by the Board of Trustees, acting as such Trustees for and on behalf of the Fund, pursuant to the authority vested in them under the laws of the State of Minnesota, the Articles of Incorporation and the By-Laws of the Fund. This Agreement has been executed by Officers of the Fund as officers, and not individually, and the obligations contained herein are not binding upon any of the Trustees, Officers, agents or holders of shares, personally, but bind only the Fund.

 D. Provisions of the Prospectus and any other documents (including advertising material) specifically mentioning the Custodian (other than merely by name and address) shall be reviewed with the Custodian by the Fund prior to publication and/or dissemination or distribution, and shall be subject to the consent of the Custodian.

 E. Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Custodian, shall be sufficiently given if addressed to the Custodian and mailed or delivered to it at its offices at Star
     Bank Center, 425 Walnut Street, M.L. 6118, Cincinnati, Ohio
     45202, Attention Mutual Fund Custody Department, or at such other place as the Custodian may from time to time designate in writing.

 F. Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Fund shall be sufficiently given when delivered to the Fund or on the second business day following the time such notice is deposited in the U.S. mail postage prepaid and addressed to the Fund at its office at 11545 W. Bernardo Court, Suite 100, San
     Diego, California 92127, or at such other place as the Fund may from time to time designate in writing.

 G. This Agreement, with the exception of the appendices, may not be amended or modified in any manner except by a written agreement executed by both parties with the same formality as this Agreement, and authorized and approved by a resolution of the Board of Trustees of the Fund.

 H. This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Fund or by the Custodian, and no attempted assignment by the Fund or the Custodian shall be effective without the written consent of the other party hereto.

 I. This Agreement shall be construed in accordance with the laws of the State of Ohio.

 J. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective Officers, thereunto duly authorized as of the day and year first above written.



ATTEST:                               Centurion T.A.A. Fund

______________________________        By:     ________________


                                      Title:  ________________


ATTEST:                               Star Bank, N.A.


______________________________        By:     ________________


                                      Title:  ________________





                    APPENDIX A


                           Authorized Persons
Specimen Signatures


Chairman:                  Jack K. Heilbron
                           ____________________


President:                 Kenneth W. Elsberry
                           ____________________


Secretary:                 Mary R. Limoges
                           ____________________


Treasurer:                 Kenneth W. Elsberry
                           ____________________


Controller:                Dawn McDaniel
                           ____________________


Adviser Employees:         Hilary Johnson
                           ____________________


                           Chris Van Stelle
                           ____________________


                           _____________________


Transfer Agent/Fund Accountant

Employees:
                           Cleshelle Quijencio
                           ____________________


                           Mike Mayhew
                           ____________________


                           _____________________


                           _____________________












                    APPENDIX B



The following agents are employed currently by Star Bank, N.A.
for securities processing and control ...


     The Depository Trust Company (New York)
     7 Hanover Square
     New York, NY 10004


     The Federal Reserve Bank
     Cincinnati and Cleveland Branches


     Bankers Trust Company
     16 Wall Street
     New York, NY 10005
     (For Foreign Securities and certain non-DTC eligible Securities)



                    APPENDIX C


            Standards of Service Guide
















            Standards of Service Guide

















                  STAR BANK, N.A.

                MAIL LOCATION #6118

                 425 WALNUT STREET

               CINCINNATI, OH  45202










                    March, 1996














                  Star Bank, N.A.

            Standards of Service Guide



     Star Bank, N.A. is committed to providing superior quality service to all customers and their agents at all times.
We have compiled this guide as a tool for our clients to determine our standards for the processing of security settlements, payment collection, and capital change transactions. Deadlines recited in this guide represent the times required for Star Bank to guarantee processing. Failure to meet these deadlines will result in settlement at our client's risk. In all cases, Star Bank will make every effort to compete all processing on a timely basis.

     Star Bank is a direct participant of the Depository Trust
Company, a direct member of the Federal Reserve Bank of Cleveland, and utilizes the Bankers Trust Company as its agent for ineligible and foreign securities.

     For corporate reorganizations, Star Bank utilizes SEI's
Reorg Source, Financial Information, Inc., XCITEK, DTC
Important Notices, and the Wall Street Journal.

     For bond calls and mandatory puts, Star Bank utilizes
SEI's Bond Source, Kenny Information Systems, Standard & Poor's
Corporation, and DTC Important Notices. Star Bank will not notify clients of optional put opportunities.

     Any securities delivered free to Star Bank or its agents must be received three (3) business days prior to any payment or settlement in order for the Star Bank standards of service to apply.

     Should you have any questions regarding the information contained in this guide, please feel free to contact your account representative.



     The information contained in this Standards of Service Guide is subject to change. Should any changes be made, Star Bank will provide you with an updated copy of its Standards of Service
     Guide.




                   Star Bank Security Settlement Standards

Transaction Type                 Instruction Deadlines*<F1>                  Delivery Instructions

DTC                              1:30 P.M. on Settlement Date                DTC
                                                                             Participant #2219
                                                                             Agent Bank
                                                                             ID 27895
                                                                             Institutional
                                                                             #______________

                                                                             For Account
                                                                             #_________________


Federal Reserve Book Entry       12:30 P.M. on Settlement Date               Federal Reserve
                                                                             Bank of Cinti/Trust
                                                                             for Star Bank, N.A.
                                                                             ABA #042000013
                                                                             For Account
                                                                             #_________________


Federal Reserve                  1:00 P.M. on Settlement Date                Federal Reserve Bank of
Book Entry (Repurchase                                                       Cinti/Trust
Agreement Collateral Only)                                                   for Star Bank, N.A.
                                                                             ABA #042000013
                                                                             For Account
                                                                             # ________________


PTC Securities                   12:00 P.M. on Settlement Date               PTC for Account BTRST/CUST
(GNMA Book Entry)                                                            Sub Account:
                                                                             Star Bank, N.A. #090334


Physical Securities              9:30 A.M. EST on Settlement Date            Bankers Trust Company
                                 (for Deliveries, by 4:00 P.M. on            16 Wall Street 4th Floor
                                 Settlement Date minus 1)                    Window 43 for
                                                                             Star Bank Account
                                                                             #090334



CEDEL/EURO-CLEAR                 11:00 A.M. on Settlement Date               Euroclear Via
                                 minus 2                                     Cedel Bridge
                                                                             in favor of
                                                                             Bankers Trust Comp
                                                                             Cedel 53355
                                                                             For Star Bank
                                                                             Account #501526354


Cash Wire Transfer              3:00 P.M.                                    Star Bank,
                                                                             N.A. Cinti/Trust
                                                                             ABA #042000013
                                                                             Credit Account #9901877
                                                                             Further Credit
                                                                             to ______________
                                                                             Account # ____________


<F1>  * All times listed are Eastern Standard Time.


                          Star Bank Payment Standards
Security Type                         Income                       Principal

Equities                              Payable Date

Municipal Bonds *                     Payable Date                 Payable Date

Corporate Bonds *                     Payable Date                 Payable Date

Federal Reserve Bank Book Entry *     Payable Date                 Payable Date

PTC GNMAs (P&I)                       Payable Date + 1             Payable Date + 1

CMOs *
   DTC                                Payable Date + 1             Payable Date + 1
   Bankers Trust                      Payable Date + 1             Payable Date + 1

SBA Loan Certificates                 When Received                When Received

Unit Investment Trust Certificates *  Payable Date                 Payable Date

Certificates of Deposit *             Payable Date + 1             Payable Date + 1

Limited Partnerships                  When Received                When Received

Foreign Securities                    When Received                When Received

<F1>*Variable Rate Securities
   Federal Reserve Bank Book Entry    Payable Date                 Payable Date
   DTC                                Payable Date + 1             Payable Date + 1
   Bankers Trust                      Payable Date + 1             Payable Date + 1
   NOTE:  If a payable date falls on a weekend
          or bank holiday, payment will be made
          on the immediately following business
          day.


                     Star Bank Corporate Reorganization Standards

                                                          Deadline for
Type of<F1>                 Notification                  Client Instructions             Transaction
Action                      to Client                     to Star Bank                    Posting

Rights, Warrants and        Later of 10 business days     5 business days prior           Upon receipt
Optional Mergers            prior to expiration or        to expiration
                            receipt of notice


Mandatory Puts with         Later of 10 business days     5 business days prior           Upon receipt
Option to Retain            prior to expiration or        to expiration
                            receipt of notice


Class Actions               10 business days prior to     5 business days prior           Upon receipt
                            expiration date               to expiration


Voluntary Tenders,          Later of 10 business days     5 business days prior           Upon receipt
Exchanges and               prior to expiration or        to expiration
Conversions                 receipt of notice


Mandatory Puts,             At posting of funds or        None                            Upon receipt
Defaults, Liquidations,     securities received
Bankruptcies, Stock
Splits, Mandatory
Exchanges


Full and Partial Calls      Later of 10 business days     None                            Upon receipt
                            prior to expiration or
                            receipt of notice


<F1> NOTE:  Fractional shares/par amounts resulting from any of the above will be sold.



                    APPENDIX D


             Schedule of Compensation







                  Star Bank, N.A.
     Third Party Access Compensation Schedule for the Centurion T.A.A. Fund, Inc.



Third Party access is available within two (2) weeks and requires dial-up software which will allow your organization to access its Star Bank account from any location.


Requirements and Expenses

     There will be a one time expense for the purchase
     of software from SEI which includes internal
     password control and ability to dial a local IBM
     Information Systems number.  (Generally anywhere in
     the continental U.S.A.)                          $250.00


Ongoing Expenses

     Telephone Connect time                           $.37/minute




                  Star Bank, N.A.
Proposed Custody Fee Schedule for the Centurion T.A.A. Fund, Inc.



Star Bank, N.A., as Custodian, will receive monthly compensation for services according to the terms of the following Schedule:


   I. Portfolio Transaction Fees:

       (a)  For each repurchase agreement transaction             $7.00

       (b)  For each portfolio transaction through DTC or
            Federal Reserve                                       $9.00

       (c)  For each portfolio transaction processed through
            our New York custodian                               $25.00

       (d)  For each GNMA/Amortized Security Purchase            $16.00

       (e)  For each GNMA Prin/Int Paydown, GNMA Sales            $8.00

       (f)  For each option/future contract written, exercised
            or expired                                           $45.00
            (4/29/96 - Agreed one time charge only for each transaction)

       (g)  For each Cedel/Euro clear transaction                $80.00

       (h)  For each Disbursement (Fund expenses only)            $5.00

A transaction is a purchase/sale of a security, free receipt/free delivery (excludes initial conversion), maturity, tender or exchange:


  II. Market Value Fee

        Based upon an annual rate of:                        Million
        .0003 (3 Basis Points) on First                      $20
        .0002 (2 Basis Points) on Next                       $20
        .00015 (1.5 Basis Points) on                         Balance


III. Monthly Minimum Fee-Per Fund                               $400.00


 IV. Out-of-Pocket Expenses

     The only out-of-pocket expenses charged to your account will be shipping fees or transfer fees.


  V. IRA Documents

     Per Shareholder/year to hold each IRA Document              $ 8.00


  VI.Earnings Credits

     Star Bank, on a monthly basis, will provide Earnings Credits from uninvested balances which will be applied against Cash Management Services Fees. If there are earnings credits in excess of what is used to offset cash management fees, then the bank will agree to reduce up to 35% of the monthly Custody Fees assuming sufficient Earnings Credits are available. Earnings Credits are based upon the average yield on the 91 Day U.S. Treasury Bill for the preceding thirteen weeks less the 10% reserve.


                                                 Revised April 29, 1996




                              Star Bank, N.A.
   Proposed Custody Fee Schedule for the Centurion T.A.A. Fund, Inc.
                             Revised 10/31/95


Services                                 Unit Cost       Monthly Cost
                                            ($)              ($)
D.D.A. Account Maintenance                                 14.00
Deposits                                      .399
Deposited Items                               .109
Checks Paid                                   .159
Balance Reporting - P.C. Access                            50.00
ACH Transaction                               .095
ACH Monthly Maintenance                                    40.00
Controlled Disbursement (1st account)                     110.00
     Each additional account                               25.00
Deposited Items Returned                     6.00
International Items Returned                10.00
NSF Returned Checks                         25.00
Stop Payments                               22.00
Data Transmission per account                             110.00
Data Capture *                                .10
Drafts Cleared                                .179
Lockbox Maintenance **                                     55.00
Lockbox Items Processed
       with copy of check                     .32
       without copy of check                  .26
Checks Printed                                .20
Positive Pay                                  .06
Issued Items                                  .015
Wires Incoming
       Domestic                             10.00
       International                        10.00
Wires Outgoing
       Domestic
              Repetitive                    12.00
              Non-Repetitive                13.00
       International
              Repetitive                    35.00
              Non-Repetitive                40.00
PC - Initiated Wires:
        Domestic
              Repetitive                     9.00
              Non-Repetitive                 9.00
        International
              Repetitive                    25.00
              Non-Repetitive                25.00

<F1>*    Price can vary depending upon what information needs to be captured
<F2>**   With the use of lockbox, the collected balance in the demand deposit account will be significantly increased and therefore earnings to offset cash payment service fees will be maximized.
<F3>***  Fees for uncollected balances are figures on the monthly average of all combined accounts.
         *** Uncollected Charge
         Star Bank Prime Rate as of first of month plus 4%
<F4>**** Other available cash management services are priced separately.






         FORM OF SHAREHOLDER SERVICES

              AGENT AGREEMENT OF

         CENTURION T.A.A. FUND, INC.





                 EXHIBIT 9(c)

    CENTURION INSTITUTIONAL SERVICES, INC.
     11545 West Bernardo Court, Suite 100
         San Diego, California 92127





Servicing Agreement Relating to Shares of the Centurion Counsel
Mutual Funds





Dear Sir:

     This Servicing Agreement (the "Agreement") between us,
Centurion Institutional Services, Inc. and you, the undersigned authorized dealer, defines the services to be provided by you for which YOU ARE to receive payment pursuant to Distribution Plans (hereinafter severally referred to as the "Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act") by certain mutual funds for which we serve as distributor. Such funds are those listed on Schedule A hereto which may be amended or supplemented from time to time by US by mailing a revised Schedule A to you. Each such fund has acted severally and not jointly in adopting the Plan and the Agreement and hereinafter is referred to severally as the "Fund." The Plan and the Agreement have been approved by a majority of the Directors or Trustees of the Fund including a majority of the Directors or Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any related agreements (the "non-interested Directors"), cast in person at a meeting called for the purpose of voting on the Plan. Such approval included a determination that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan has also been approved by a vote of a majority of the Fund's outstanding voting securities, as defined in the Act.

      1. To the extent you provide distribution assistance and administrative support services to YOUR Customers who may from time to time, directly or beneficially, own shares, including but not limited to, distributing prospectuses and sales literature, answering routine Customer inquiries regarding the Fund, assisting YOUR Customers in changing dividend options, account designations and addresses, and in enrolling into the pre-authorized check plan, systematic withdrawal plan or any of several tax-sheltered retirement plans offered in connection with the purchase of shares in the case of those Funds offering such Plans, assisting in the establishment transactions, investing dividends and capital gains distributions automatically in shares and providing such other services as the Fund or the Customer may reasonably request, we shall pay you quarterly a fee of 0.0625% (0.25% on an annual basis) of the net asset value attributable to the respective Class of the Fund shares owned by shareholders whose shares are owned of record by your firm as nominee for your Customers or which are owned by those

                           EXHIBIT 9(c)

Customers of your firm whose records, as maintained by the Fund or its agent, designate your firm as the Customer's dealer of record. We shall make the determination of the net asset value of such Fund shares on or about the 45th day of each fiscal quarter of each Fund. No such quarterly fee will be paid to you with respect to shares purchased by you and redeemed or repurchased by the Fund or by us as Agent within seven (7) business days after the date of our confirmation of such purchase. No such quarterly fee will be paid to you with respect to any of your Customers if the amount of such fee based upon the value of such Customer's shares of any Fund will be less than $5.00. Payment of such quarterly fee shall be made within 45 days after the close of each fiscal quarter for which such fee is payable.

      2. This Agreement does not require any authorized dealer to hold Fund shares in street name or to provide shareholder accounting and record-keeping services for any Customers who are beneficial owners of Fund shares.

      3. You shall furnish us and the Fund with such information as shall reasonably be requested by either the Directors or Trustees of the Fund or by us with respect to the fees paid to you pursuant to this Agreement.

      4. We shall furnish to the Directors or Trustees of the Fund, for their review on a quarterly basis, a written report of the amounts expended under the Plan by us and the purpose for which such expenditures were made.

      5. Neither you nor any of your employees or agents are authorized to make any representation concerning shares of the Fund except those contained in the then-current Prospectus for the Fund, and you shall have no authority to act as Agent for the Fund or for us.

      6. We may enter into other similar Servicing Agreements with any other person without your consent.

      7. This Agreement may be terminated with respect to any Fund at any time without payment of any penalty by the vote of a majority of the non-interested Directors or Trustees or by a vote of a majority of the Fund's outstanding shares on sixty
          (60) days written notice. It will be terminated by any act which terminates either the Fund's Distribution Agreement with us or the Dealer Agreement between your firm and us and shall terminate automatically in the event of its assignment as that term is defined in the Act.

      8. The provisions of the Distribution Agreement between the Fund and us, insofar as they relate to the Plan, are incorporated herein by reference. This Agreement shall become effective upon execution and delivery hereof and shall continue in full force and effect so long as the continuance of the Plan and this related Agreement are approved at least annually by a vote of the Fund's Directors or Trustees, including a majority of the non-interested Directors or Trustees, cast in person at a meeting called for the purpose of voting thereon. All communications to us should be sent to our address stated above. Any notice to you shall be duly given if mailed or telegraphed to you at the address specified by you below.

      9. As described in the Prospectus of each Fund which is organized as a corporation, the Fund's Articles of Incorporation and Bylaws provide that, no director, shareholder or officer of said Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Fund, but only the assets and property of the Fund in question shall be liable. In the case of each Fund comprised of series, all obligations of such Fund under this Agreement shall apply only on a series-by-series basis and the assets of one series shall not be liable for the obligations of any other series.

      10. This Agreement shall be construed in accordance with the laws of the State of California.


    Dated:                 , 199                  By:


  Please sign both copies and return one to:      Accepted:

Centurion Institutional Services, Inc.
11545 West Bernardo Court, Suite 100
San Diego, CA 92127                               By:


                                                  Title:



    CENTURION INSTITUTIONAL SERVICES, INC.
     11545 West Bernardo Court, Suite 100
         San Diego, California 92127





                  SCHEDULE A
              Dated May 11, 1995
  Servicing Agreement Relating to Shares of the Centurion Counsel Mutual Funds





            Centurion T.A.A. Fund

Class A Shares, Class B Shares and Class C Shares Only




The Cash Equivalent Fund - Money Market Portfolio is not a party to the Servicing Agreement.








               FORM OF RULE 12b

           PLAN OF DISTRIBUTION FOR

                CLASS C SHARES






                 EXHIBIT 15.1
         CENTURION T.A.A. FUND, INC.

                CLASS C SHARE

             PLAN OF DISTRIBUTION



     This Plan of Distribution (this "Class C Plan"), as amended on December 20, 1994 and redesignated as the Class C Plan of Distribution on August ___, 1996, has been adopted and is continued pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") by Centurion T.A.A. Fund, Inc., a Minnesota corporation (the "Fund").

1.   Compensation

     The Fund is obligated to pay the principal underwriter of the Fund's shares (the "Distributor") a total fee (the "Distribution Fee") in connection with distribution related services provided in respect to the Fund, calculated and payable quarterly, at an annual rate of up to 0.75% average daily net assets of the Fund attributable to the Class C shares. The actual amount of the Distribution Fee payable to the Distributor shall be determined, within the foregoing limits, from time to time by mutual agreement between the Fund and the Distributor. The Distributor may enter into selling agreements with one or more other broker-dealers (the "Selling Agents") under which such agents may receive compensation for sales distribution support services from the Distributor, including but not limited to, commissions or other payments to such agents based on the average daily net assets of the Fund shares attributable to them. Services provided by Selling Agents in exchange for commissions and other payments to selling agents are the principal sales support services provided to the Fund. The Distributor may retain any portion of the Distribution Fee to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

2.  Engagement and Compensation of Service Agents

     The Fund may enter into servicing agreements with one or more shareholder servicing agents (the "Service Agents"), including the Distributor or its affiliates. Under such agreements, the Service Agents shall provide shareholder liaison services including receiving and responding to customer inquiries and providing such persons information regarding their investments in the shares. In addition, such Service Agents shall provide such other services as the Fund or the Fund's shareholders may reasonably request. For their services, the Fund may pay a Service Agent a fee (the "Service Agent Fee"), calculated and payable quarterly, at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to Class C shares owned by investors with whom the Service Agent maintains a servicing relationship, or an amount which equals the maximum amount payable to the Service Agent under applicable laws, regulations or rules, whichever is less. The actual amount of the Service Agent Fee paid shall be determined, within the foregoing limits, from time to time by mutual agreement between the Fund and the Service Agent.

3.  Expenses Covered by the Plan

          (a) The Distribution Fee may be used by the Distributor to provide initial and ongoing sales compensation to its registered representatives and agents and to other broker-dealers in respect of sales of the Fund's shares and to pay for advertising and/or promotional expenses in connection with the distribution of the Fund's shares ("Distribution Expenses"). Distribution Expenses include, by way of example but not by way of limitation, the costs of printing the prospectus, statement of additional information and shareholder reports provided to prospective investors; the preparation and distribution of sales literature; advertising of any type; allocated overhead and other expenses of the Distributor related to the distribution of the Fund's shares; and payments to and expenses of, officers, employees or representatives of the Distributor, of other broker-dealers, banks or other financial institutions, and of any other persons who provide support services in connection with the distribution of the Fund's shares, including travel, entertainment, and telephone expenses.

           (b) The Service Agent Fee may be used by a Service Agent to provide compensation for ongoing servicing and/or maintenance of shareholder accounts with the Fund. Compensation may be paid by the Service Agent to persons, including employees of the Service Agent, and institutions who responded inquiries of shareholders of the Fund regarding their ownership of shares or their accounts with the Fund or provide other administrative accounting services not otherwise required to be provided by the Fund's investment advisor, transfer agent or other agent of the Fund.

           (c) Payments under this Class C Plan are not tied to or limited by the actual expenses of the Distributor for distribution-related activities or the actual expenses of a Service Agent for its shareholder servicing-related expenses. Thus, such payments may exceed expenses actually incurred by the Distributor or Service Agent. The Fund's Board of Directors will evaluate the appropriateness of this Class C Plan and its payments of terms on a continuing basis and in doing so will consider all relevant factors, including expenses born by the Distributor and Service Agent(s) and amounts they receive under this Class C Plan.

           (d) Should the Fund terminate or not continue this Class C Plan of Distribution, the Fund shall not be obligated in any way to pay any Distributor or Service Agent for any expenses not previously reimbursed by the Fund. However, nothing herein shall prevent the Fund, in the sole discretion of the Fund's Board of Directors, from reimbursing all or any portion of such unreimbursed amounts.

          (e) Nothing in this Class C Plan shall require the Distributor or any Service Agent to pay any expenses of the Fund other than as provided above. The Fund shall be responsible for paying its other expenses, including, but not limited to, expenses relating to the compensation of its Directors who are not affiliated with its investment advisor or any of its Affiliates; advisory and administration fees; payments pursuant to this Class C Plan, including payments to Service Agents; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agents; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to this Class C Plan); shareholders reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses in connection with the execution of portfolio transactions;

               expenses of shareholders meetings; expenses relating to the issuance, registration and qualification of shares of the Fund; pricing services; organizational expenses; and any extraordinary expenses.

4.   Additional Payments by Advisor and the Distributor

     The Fund's investment advisor and the Distributor may, at their option and in their sole discretion, make payments from their own resources to cover additional costs of additional distribution and/or shareholder servicing activities.

5.  Approval by Shareholders

     This Class C Plan shall not take effect with respect to the Fund, and no fee will be payable in accordance with Section 1 hereof, until this Class C Plan has been approved by a vote of at least a majority of the outstanding voting securities of the Fund. For the purposes of this Class C Plan, the vote or approval of the holders of a majority of the outstanding voting securities of the Fund shall mean the vote of 67% or more of such securities if the holders of more than 50% of such securities are present in person or by proxy or the vote of more than 50% of such securities, whichever is the lesser.

6.  Approval by Directors

     Neither this Class C Plan nor any related agreements will take effect until approved by a majority vote of both (a) the full Board of Directors of the Fund and (b) those Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of this Class C Plan or in any agreements related to it (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on this Class C Plan and the related agreements.

7.  Continuance of the Plan

     This Class C Plan will continue in effect from year to year so long as its continuance is specifically approved annually by vote of the Fund's Board of Directors in the manner described in Section 6 above.

8.  Termination

     This Class C Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors in the manner described in Section 6 hereof or by a vote of a majority of the outstanding voting securities of the Fund in the manner described in
Section 5 hereof.


9.  Amendments

     This Class C Plan may not be amended to increase materially the amount of the fees payable hereunder, as described in Section 1, unless the amendment is approved by a vote of at least a majority of the outstanding voting securities of the Fund in the manner described in
Section 5 hereof, and all material amendments to this Class C Plan must also be approved by the Fund's Board of Directors in the manner described in Section 6 hereof.

10.  Selection of Certain Directors

     While this Class C Plan is in effect, the selection and nomination of the Fund's Directors who are not interested persons of the Fund will be committed to the discretion of the Directors then in office who are not interested persons of the Fund.

11.  Written Reports

     In each year during which this Class C Plan remains in effect, the Distributor and any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Class C Plan or any related agreement will prepare and furnish to the Fund's Board of Directors, and the Board will review, at least quarterly, written reports, complying with the requirements of the Rule, which set out the amounts expended under this Class C Plan and the purposes for which those expenditures were made.

12.  Preservation of Materials

     The Fund will preserve copies of this Class C Plan, any agreement relating to this Class C Plan and any report made pursuant to Section 11 hereof, for a period of not less than six years (the first two years in an easily accessible place) from the date of said Plan, agreement or report.

13.  Meaning of Certain Terms

     As used in this Class C Plan, the terms "interested person" and "majority of the outstanding voting securities" will be deemed to have the same meaning that those terms have under the 1940 Act and the rules and regulations under the 1940 Act, subject to any exemption that may be granted to the Fund under the 1940 Act by the Securities and Exchange Commission.

     IN WITNESS WHEREOF, the undersigned, the Secretary of Centurion T.A.A. Fund, Inc. (the "Fund") hereby certifies that the foregoing is a true and correct copy of one Class C Plan an amended, as last approved by the shareholders of the Fund in the manner described in
Section 5 of said Plan and Directors of the Fund in the manner described in Section 6 of said Plan.




     Mary R. Limoges








               FORM OF RULE 12b

           PLAN OF DISTRIBUTION FOR

                CLASS A SHARES




                 EXHIBIT 15.2

         CENTURION T.A.A. FUND, INC.

                CLASS A SHARE

             PLAN OF DISTRIBUTION


     This Plan of Distribution (this "Class A Plan"), has been adopted effective _________________, 1996 in accordance with the terms hereof and pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") by Centurion T.A.A. Fund, Inc., a Minnesota corporation (the "Fund").

1.   Engagement and Compensation of Service Agents

     The Fund may enter into servicing agreements with one or more shareholder servicing agents (the "Service Agents"), including the Distributor or its affiliates. Under such agreements, the Service Agents shall provide shareholder liaison services including receiving and responding to customer inquiries and providing such persons information regarding their investments in the shares. In addition, such Service Agents shall provide such other services as the Fund or the Fund's shareholders may reasonably request. For their services, the Fund may pay a Service Agent a fee (the "Service Agent Fee"), calculated and payable quarterly, at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to Class A shares owned by investors with whom the Service Agent maintains a servicing relationship, or an amount which equals the maximum amount payable to the Service Agent under applicable laws, regulations or rules, whichever is less. The actual amount of the Service Agent Fee paid shall be determined, within the foregoing limits, from time to time by mutual agreement between the Fund and the Service Agent.

2.  Expenses Covered by the Plan

     (a)  The Service Agent Fee may be used by a Service
          Agent to provide compensation for ongoing servicing and/or maintenance of shareholder accounts with the Fund.
          Compensation may be paid by the Service Agent to persons, including employees of the Service Agent, and institutions who responded inquiries of shareholders of the Fund regarding their ownership of shares or their accounts with the Fund or provide other administrative accounting services not otherwise required to be provided by the Fund's investment advisor, transfer agent or other agent of the Fund.

     (b) Payments under this Class A Plan are not tied to or limited by the actual of a Service Agent for its shareholder servicing-related expenses. Thus, such payments may exceed expenses actually incurred by the Service Agent. The Fund's Board of Directors will evaluate the appropriateness of this Class A Plan and its payments of terms on a continuing basis and in doing so will consider all relevant factors, including expenses born by the Service Agent(s) and amounts they receive under this Class A Plan.

                 EXHIBIT 15.2

     (c) Should the Fund terminate or not continue this Class A Plan of Distribution, the Fund shall not be obligated in any way to pay any Service Agent for any expenses not previously reimbursed by the Fund. However, nothing herein shall prevent the Fund, in the sole discretion of the Fund's Board of Directors, from reimbursing all or any portion of such unreimbursed amounts.

     (d) Nothing in this Class A Plan shall require any Service Agent to pay any expenses of the Fund other than as provided above. The Fund shall be responsible for paying its other expenses, including, but not limited to, expenses relating to the compensation of its Directors who are not affiliated with its investment advisor or any of its Affiliates; advisory and administration fees; payments pursuant to this Class A Plan, to Service Agents; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agents; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to this Class A Plan); shareholders reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses in connection with the execution of portfolio transactions; expenses of shareholders meetings; expenses relating to the issuance, registration and qualification of shares of the Fund; pricing services; organizational expenses; and any extraordinary expenses.

3.   Additional Payments by Advisor and the Distributor

     The Fund's investment advisor and the Distributor may, at their option and in their sole discretion, make payments from their own resources to cover additional costs of additional activities relating to Shareholder Services.

4.   Approval by Shareholders

     This Class A Plan shall not take effect with respect to the Fund, and no fee will be payable in accordance with Section 1 hereof, until this Class A Plan has been approved by a vote of at least a majority of the outstanding voting securities of the Fund. For the purposes of this Class A Plan, the vote or approval of the holders of a majority of the outstanding voting securities of the Fund shall mean the vote of 67% or more of such securities if the holders of more than 50% of such securities are present in person or by proxy or the vote of more than 50% of such securities, whichever is the lesser.

5.   Approval by Directors

     Neither this Class A Plan nor any related agreements will take effect until approved by a majority vote of both (a) the full Board of Directors of the Fund and (b) those Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of this Class A Plan or in any agreements related to it (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on this Class A Plan and the related agreements.

6.   Continuance of the Plan

     This Class A Plan will continue in effect from year to year so long as its continuance is specifically approved annually by vote of the Fund's Board of Directors in the manner described in Section 5 above.

7.   Termination

     This Class A Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors in the manner described in Section 5 hereof or by a vote of a majority of the outstanding voting securities of the Fund in the manner described in Section 4 hereof.


8.   Amendments

     This Class A Plan may not be amended to increase materially the amount of the fees payable hereunder, as described in Section 1, unless the amendment is approved by a vote of at least a majority of the outstanding voting securities of the Fund in the manner described in
Section 4 hereof, and all material amendments to this Class A Plan must also be approved by the Fund's Board of Directors in the manner described in Section 5 hereof.

9.   Selection of Certain Directors

     While this Class A Plan is in effect, the selection and nomination of the Fund's Directors who are not interested persons of the Fund will be committed to the discretion of the Directors then in office who are not interested persons of the Fund.

10.  Written Reports

     In each year during which this Class A Plan remains in effect, the Distributor and any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Class A Plan or any related agreement will prepare and furnish to the Fund's Board of Directors, and the Board will review, at least quarterly, written reports, complying with the requirements of the Rule, which set out the amounts expended under this Class A Plan and the purposes for which those expenditures were made.

11.  Preservation of Materials

     The Fund will preserve copies of this Class A Plan, any agreement relating to this Class A Plan and any report made pursuant to
Section 10 hereof, for a period of not less than six years (the first two years in an easily accessible place) from the date of said Plan, agreement or report.

12.  Meaning of Certain Terms

     As used in this Class A Plan, the terms "interested person" and "majority of the outstanding voting securities" will be deemed to have the same meaning that those terms have under the 1940 Act and the rules and regulations under the 1940 Act, subject to any exemption that may be granted to the Fund under the 1940 Act by the Securities and Exchange Commission.

     IN WITNESS WHEREOF, the undersigned, the Secretary of Centurion T.A.A. Fund, Inc. (the "Fund") hereby certifies that the foregoing is a true and correct copy of one Class A Plan an amended, as last approved by the shareholders of the Fund in the manner described in
Section 4 of said Plan and Directors of the Fund in the manner described in Section 5 of said Plan.




                                                _______________
                                                Mary R. Limoges






               FORM OF RULE 12b

           PLAN OF DISTRIBUTION FOR

                CLASS B SHARES




                 EXHIBIT 15.3

         CENTURION T.A.A. FUND, INC.

                CLASS B SHARE

             PLAN OF DISTRIBUTION



     This Plan of Distribution (this "Class B Plan"), has been adopted effective ______________, 1996 in accordance with the terms hereof and pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") by Centurion T.A.A. Fund, Inc., a Minnesota corporation (the "Fund").

1.   Compensation

     The Fund is obligated to pay the principal underwriter of the Fund's shares (the "Distributor") a total fee (the "Distribution Fee") in connection with distribution related services provided in respect to the Fund, calculated and payable quarterly, at an annual rate of up to 0.75% average daily net assets of the Fund attributable to the Class B shares. The actual amount of the Distribution Fee payable to the Distributor shall be determined, within the foregoing limits, from time to time by mutual agreement between the Fund and the Distributor. The Distributor may enter into selling agreements with one or more other broker-dealers (the "Selling Agents") under which such agents may receive compensation for sales distribution support services from the Distributor, including but not limited to, commissions or other payments to such agents based on the average daily net assets of the Fund shares attributable to them. Services provided by Selling Agents in exchange for commissions and other payments to selling agents are the principal sales support services provided to the Fund. The Distributor may retain any portion of the Distribution Fee to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

2.   Engagement and Compensation of Service Agents

     The Fund may enter into servicing agreements with one or more shareholder servicing agents (the "Service Agents"), including the Distributor or its affiliates. Under such agreements, the Service Agents shall provide shareholder liaison services including receiving and responding to customer inquiries and providing such persons information regarding their investments in the shares. In addition, such Service Agents shall provide such other services as the Fund or the Fund's shareholders may reasonably request. For their services, the Fund may pay a Service Agent a fee (the "Service Agent Fee"), calculated and payable quarterly, at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to Class B shares owned by investors with whom the Service Agent maintains a servicing relationship, or an amount which equals the maximum amount payable to the Service Agent under applicable laws, regulations or rules, whichever is less. The actual amount of the Service Agent Fee paid shall be determined, within the foregoing limits, from time to time by mutual agreement between the Fund and the Service Agent.

3.   Expenses Covered by the Plan

     (a) The Distribution Fee may be used by the Distributor to provide initial and ongoing sales compensation to its registered representatives and agents and to other broker-dealers in respect of sales of the Fund's shares and to pay for advertising and/or promotional expenses in connection with the distribution of the Fund's shares ("Distribution Expenses"). Distribution Expenses include, by way of example but not by way of limitation, the costs of printing the prospectus, statement of additional information and shareholder reports provided to prospective investors; the preparation and distribution of sales literature; advertising of any type; allocated overhead and other expenses of the Distributor related to the distribution of the Fund's shares; and payments to and expenses of, officers, employees or representatives of the Distributor, of other broker-dealers, banks or other financial institutions, and of any other persons who provide support services in connection with the distribution of the Fund's shares, including travel, entertainment, and telephone expenses.

     (b) The Service Agent Fee may be used by a Service Agent to provide compensation for ongoing servicing and/or maintenance of shareholder accounts with the Fund. Compensation may be paid by the Service Agent to persons, including employees of the Service Agent, and institutions who responded inquiries of shareholders of the Fund regarding their ownership of shares or their accounts with the Fund or provide other administrative accounting services not otherwise required to be provided by the Fund's investment advisor, transfer agent or other agent of the Fund.

     (c) Payments under this Class B Plan are not tied to or limited by the actual expenses of the Distributor for distribution-related activities or the actual expenses of a Service Agent for its shareholder servicing-related expenses. Thus, such payments may exceed expenses actually incurred by the Distributor or Service Agent. The Fund's Board of Directors will evaluate the appropriateness of this Class B Plan and its payments of terms on a continuing basis and in doing so will consider all relevant factors, including expenses born by the Distributor and Service Agent(s) and amounts they receive under this Class B Plan.

     (d) Should the Fund terminate or not continue this Class B Plan of Distribution, the Fund shall not be obligated in any way to pay any Distributor or Service Agent for any expenses not previously reimbursed by the Fund. However, nothing herein shall prevent the Fund, in the sole discretion of the Fund's Board of Directors, from reimbursing all or any portion of such unreimbursed amounts.

     (e) Nothing in this Class B Plan shall require the Distributor or any Service Agent to pay any expenses of the Fund other than as provided above. The Fund shall be responsible for paying its other expenses, including, but not limited to, expenses relating to the compensation of its Directors who are not affiliated with its investment advisor or any of its Affiliates; advisory and administration fees; payments pursuant to this Class B Plan, including payments to Service Agents; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agents; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to this Class B
          Plan); shareholders reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses in connection with the execution of portfolio transactions; expenses of shareholders meetings; expenses relating to the issuance, registration and qualification of shares of the Fund; pricing services; organizational expenses; and any extraordinary expenses.

4.   Additional Payments by Advisor and the Distributor

     The Fund's investment advisor and the Distributor may, at their option and in their sole discretion, make payments from their own resources to cover additional costs of additional distribution and/or shareholder servicing activities.

5.   Approval by Shareholders

     This Class B Plan shall not take effect with respect to the Fund, and no fee will be payable in accordance with Section 1 hereof, until this Class B Plan has been approved by a vote of at least a majority of the outstanding voting securities of the Fund. For the purposes of this Class B Plan, the vote or approval of the holders of a majority of the outstanding voting securities of the Fund shall mean the vote of 67% or more of such securities if the holders of more than 50% of such securities are present in person or by proxy or the vote of more than 50% of such securities, whichever is the lesser.

6.   Approval by Directors

     Neither this Class B Plan nor any related agreements will take effect until approved by a majority vote of both (a) the full Board of Directors of the Fund and (b) those Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of this Class B Plan or in any agreements related to it (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on this Class B Plan and the related agreements.

7.   Continuance of the Plan

     This Class B Plan will continue in effect from year to year so long as its continuance is specifically approved annually by vote of the Fund's Board of Directors in the manner described in Section 6 above.

8.   Termination

     This Class B Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors in the manner described in Section 6 hereof or by a vote of a majority of the outstanding voting securities of the Fund in the manner described in
Section 5 hereof.


9.   Amendments

     This Class B Plan may not be amended to increase materially the amount of the fees payable hereunder, as described in Section 1, unless the amendment is approved by a vote of at least a majority of the outstanding voting securities of the Fund in the manner described in
Section 5 hereof, and all material amendments to this Class B Plan must also be approved by the Fund's Board of Directors in the manner described in Section 6 hereof.

10.  Selection of Certain Directors

     While this Class B Plan is in effect, the selection and nomination of the Fund's Directors who are not interested persons of the Fund will be committed to the discretion of the Directors then in office who are not interested persons of the Fund.

11.  Written Reports

     In each year during which this Class B Plan remains in effect, the Distributor and any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Class B Plan or any related agreement will prepare and furnish to the Fund's Board of Directors, and the Board will review, at least quarterly, written reports, complying with the requirements of the Rule, which set out the amounts expended under this Class B Plan and the purposes for which those expenditures were made.

12.  Preservation of Materials

     The Fund will preserve copies of this Class B Plan, any agreement relating to this Class B Plan and any report made pursuant to
Section 11 hereof, for a period of not less than six years (the first two years in an easily accessible place) from the date of said Plan, agreement or report.

13.  Meaning of Certain Terms

     As used in this Class B Plan, the terms "interested person" and "majority of the outstanding voting securities" will be deemed to have the same meaning that those terms have under the 1940 Act and the rules and regulations under the 1940 Act, subject to any exemption that may be granted to the Fund under the 1940 Act by the Securities and Exchange Commission.

     IN WITNESS WHEREOF, the undersigned, the Secretary of Centurion T.A.A. Fund, Inc. (the "Fund") hereby certifies that the foregoing is a true and correct copy of one Class B Plan an amended, as last approved by the shareholders of the Fund in the manner described in Section 5 of said Plan and Directors of the Fund in the manner described in Section 6 of said Plan.



                                              _______________
                                              Mary R. Limoges




















                             CONSENT

                                OF

                         SQUIRE & COMPANY









                            EXHIBIT 11


                        CENTURION T.A.A. FUND, INC.
                     (Formerly Excel Value Fund, Inc.)

                           FINANCIAL STATEMENTS

                   For the Year Ended December 31, 1995
















CONTENTS
INDEPENDENT AUDITOR'S REPORT


Financial Statements:

     Statement of Assets and Liabilities

     Statement of Investments

     Statement of Covered Call Options Written

     Statement of Operations

     Statements of Changes in Net Assets

     Notes to Financial Statements

                       CENTURION T.A.A. FUND, INC.
                    (Formerly Excel Value Fund, Inc.)

                          FINANCIAL STATEMENTS

                  For the Year Ended December 31, 1995

















































                             Squire & Company
                       A Professional Corporation
                      Certified Public Accountants



INDEPENDENT AUDITOR'S REPORT


Board of Directors and Shareholders
Centurion T.A.A. Fund, Inc.
(Formerly Excel Value Fund, Inc.)

We have audited the accompanying Statement of assets and liabilities of Centurion T.A.A. Fund, Inc., including the statement of investments and covered call options written, as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in ent assets for each of the two years in the period then ended, and the selected per share data and ratios for the five years then ended. These financial statements and per share data and ratios are the responsibility of the Company s management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statemens. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Centurion T.A.A. Fund, Inc. As of December 31, 1995, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the selected per share data and ratios for the five years then ended in conformity with generally accepted accounting principles.



February 7, 1996
Powary, California


Member Division for CPA Firms






                        CENTURION T.A.A. FUND, INC.
                     (Formerly Excel Value Fund, Inc.)

                    STATEMENT OF ASSETS AND LIABILITIES
                            DECEMBER 31, 1995



     ASSETS

     Investments in Securities, at value,
     (identified cost $4,330,940)                      $4,343,929
     Cash                                                 135,280

     Receivables:
     Dividends                                              3,056
     Interest                                               2,512
     Investment Securities Sold                             5,918
                                                       -----------
     TOTAL ASSETS                                      $4,490,696
                                                       ==========
     LIABILITIES

     Covered Call Options Written, at market value,
     (premiums received $54,719)                          $52,156
     Securities sold short,
     (proceeds received $15,384)                           23,250
     Payables:
     Accounts Payable                                      29,827
     Investment Securities Purchased                       15,175
                                                       -----------
     TOTAL LIABILITIES                                    120,408
                                                       -----------

     NET ASSETS

     Net Assets (equivalent to $3.34 per share on
     1,308,886 shares of $0.01 par value capital stock
     outstanding: authorized 100,000,000 shares        $4,370,287
                                                       ==========




The accompanying notes are an integral part of the financial statement



                        CENTURION T.A.A. FUND, INC.
                    STATEMENT OF INVESTMENT SECURITIES
                             DECEMBER 31, 1995

Shares or                           % of
Principal                           Net                Market
Amount        Description          Assets  Cost(a)     Value  (b)


              COMMON STOCKS        66.63%

          AUTO AND AUTO PARTS      13.22%
   200    Chrysler Corp                    $10,150     $11,075
   300    Ford Motor                         9,213       8,700
 6,100    Navistar International            82,720      64,050(e)
 1,000    Echlin Inc.                       34,775      36,500
 2,000    Spartan Motors                    21,275      22,000
 2,400    Dana Corp                         61,825      70,200
 2,500    Arvin Industries                  43,775      41,250
 2,500    Federal-Mogul                     47,838      49,063
 2,500    APS Holding Corp.                 47,188      56,250(e)
 3,000    Modine Manufacturing              83,625      72,000
 3,200    Simpson Industries                29,225      28,800
 5,000    MasoTech, Inc.                    56,275      54,375
 4,000    SPX Corp                          59,525      63,500
             Total Auto and Auto Parts          $587,408    $577,763

          FINANCE/BANKING       4.72%
   100    First National Bank of Anchorage 154,250     156,500
   240    Morgan (J.P.)                     13,490      19,260
   800    CoreStates Financial              29,225      30,300
             Total Finance/Banking               196,965     206,060

          CHEMICALS             1.82%
 2,700    Rexene Corp                       32,080      29,025
   500    Grace (WR)                        29,150      29,563
   300    duPont(EI) deNemours              18,288      20,963
              Total Chemicals                     79,518      79,550

          COMPUTER RELATED      9.49%
 2,000    Performance Systems International 41,025      45,750(e)
 3,000    Cal Micro Development             26,250      25,875(e)
 3,500    Datawatch                         18,375      17,500(e)
 6,000    Fastcomm                          41,525      34,500(e)
10,000    Conner Peripherals               179,150     210,000(e)
 2,000    Eagle Point Software              34,800      43,000(e)
 3,000    Cypress Semiconductor             50,763      38,250(e)
              Total Computer Related             391,888     414,875

          CONSUMER/DEFENSIVE    5.50%
 3,300    Borg-Warner Security              28,248      41,250(e)
   100    Hershey Creamery                 180,000     175,000
 1,000    Beatrice (TLC)                    61,000      24,000
              Total Consumer/Defense             269,248     240,250

          INDUSTRIALS           2.31%
 1,300    Cincinnati Milacron               32,038      34,125
 2,100    Bethlehem Steel                   30,580      29,400(e)
 5,000    Quadrax Corp                       8,463       4,219(e)
   500    Minnesota Mining & Manufacturing  27,157      33,125
              Total Industrials                   98,237     100,869

          INSURANCE            1.68%
 3,000    Transnational Re'A'Insurance      74,275      73,500
              Total Insurance                     74,275      73,500

          MANUFACTURING/TOYS   0.81%
 3,000    Galoob (Lewis) Toys               22,720      35,250(e)
              Total Manufacturing                 22,720      35,250

          MEDICAL RELATED      2.29%
 3,000    Circon Corp.                      62,625      60,750(e)
 1,300    Sunrise Medical                   33,375      24,050(e)
 2,000    Cor Therapeutics                  20,750      16,750(e)
   900    Merck & Co                        51,213      59,175
              Total Medical Related              167,963     160,725


          MINING              2.58%
 2,500    Barrick Gold                    $62,650      $65,938
 3,000    Homestack Mining                 49,530       46,875
              Total Mining                      112,180      112,813

          OIL AND GAS         6.11%
   200    Mobil Corp                       20,200       22,400
   300    Halliburton Co                   12,963       15,188
   300    Texaco Inc.                      20,050       23,550
   300    Chevron Corp                     13,085       15,750
   500    Questar Corp                     15,338       16,750
   500    Tidewater, Inc.                  13,275       15,750
   700    Unocal Corp                      19,625       20,388
 1,000    Offshore Logis                   13,025       12,625(e)
 1,120    Core Laboraories N.V.            13,300       13,440(e)
 1,500    Santa Fe Energy Resources        12,963       14,438
 1,600    Gulf Canada Resources             6,496        6,600
 2,500    Noble Drilling Corp              16,900       22,500(e)
 3,000    Comstock Resources               12,750       16,875(e)
 3,000    Marine Drilling                  12,563       15,375(e)
 5,000    Zapata Corp                      25,400       15,625
   700    Pogo Producing                   14,200       19,775
              Total Oil and Gas                 242,131      267,028

          PUBLISHING          0.30%
 1,000    Thomas Nelson                    14,025       13,000
              Total Publishing                   14,025       13,000

          REAL ESTATE         6.34%
   300    ROC Communities                   6,850        7,200
   350    Crescent Real Estate Euity       10,963       11,944
   400    Merry Land & Investment           8,775        9,450
   500    Gables Residential Trust         11,275       11,438
   500    Bay Apartment Communities        10,713       12,125
   500    Liberty Property Trust           10,588       10,375
   800    Pennsylvania REIT                15,880       16,600
   900    Oasis Residential                19,513       20,475
 1,000    Mid-America Apartment Communities25,030       24,750
 1,100    Avalon Properties                22,063       23,650
 1,200    Bradley Real Estate Trust        18,425       16,200
 1,900    Camden Propety Trust             41,225       45,125
 2,000    Washington REIT SBI              30,765       31,750
 2,400    United Dominion Realty Trust     33,310       36,000
              Total Real Estate                 265,373      277,081

          RESTAURANTS         4.73%
 1,200    Koo Koo Roo                       9,175        7,800(e)
 3,600    Rock Bottom Restaurants          55,863       46,800(e)
 4,000    Morrison Restaurants             70,251       56,000
10,000    Foodmaker Inc.                   51,750       58,750(e)
12,000    TPI Enterprises                  34,540       37,500(e)
              Total Restaurants                 221,579      206,850

          RETAIL              2.24%
13,000   Gantos                            36,785       26,000(e)
 1,500   Claire's Stores                   23,153       26,438
 1,500   Limited, Inc.                     28,530       25,875
 2,600   Fay's Inc.                        20,503       19,500
             Total Retail                       108,97       197,813

         TRANSPORTATION       0.67%
 1,000   Kirby Corp                        17,567       16,250
   200   Union Pacific                     12,950       13,200
             Total Transportation                30,517       29,450

         UTILITIES            0.44%
   300   Western Resources                  9,213       10,013
   300   Wisconsin Energy Corp              7,938        9,188
             Total Utilities                     17,150       19,200


         PREFERRED STOCK      0.47%
 2,000   Sunshine Mining & Refining
           -Preferred                     $17,390      $20,750(e)
             Total Preferred Stock               17,390       20,750


         OPTIONS AND WARRANTS 3.00%
 2,500   Put-Apple Computer, Inc.
            -Expires 4/96 @37.50           11,629       18,125
10,000   Put-Conner Pheripherals            8,900        1,875
 1,000   Put-S&P 100 Index
            -Expires 3/96 @ 590            10,040       13,250
 2,000   Put-OEX Index
            -Expires 2/96 @ 560            20,807       36,500
 2,000   Put-S&P100 Index
            -Expires 1/96 @ 540            18,05        71,125
 2,500   Put-S&P100 Index
            -Expires 3/96 @570             27,778       16,875
 1,000   Put-Semiconductor Index
            -Expires 3/96 @ 265            19,042       65,125
16,900   Sunshine Mining & Refining
            -Warrants                      15,872       18,450
             Total Options and Warrants         132,122      131,325


            FIXED INCOME
            SECURITIES        6.45%

         CORPORATE BONDS      1.31%
    50   Revlon Worldwide Sr. Sec Disc
           (Zero Coupon) 1998              36,563       36,750
    25   Nova Care Convertible,
           5.5%,due 2000                   25,000       20,406
             Total Corporate Bonds               61,563       57,156

         U. S. GOVERNMENT
         AGENCY BONDS         5.14%
  2.04   FHLMC Pool 534912                  2,080        2,242
  8.28   FHLMC Series 1294 A                7,871        8,247
 11.24   FNMA Gtd. Remic Pass thru
           Certificates 92 150 EB          11,101       11,171
 90.13   FNMA Series 103E                  90,129       90,129
112.88   FNMA Series 61G                  112,477      112,882
             Total U.S. Government
             Agency Bonds                       223,659      224,672


         SHORT-TERM
         INVESTMENTS         22.83%

         COMMERCIAL PAPER    22.83%
   150   Texaco Inc Discount Bond
           due 1/12/96                    149,639      149,663
   250   Ford Motor Credit Co.
           Discount 1/18/96               248,909      249,198
   300   General Electric Capital
           Discount Bond due 1/11/96       298,663      299,379
   300   IBM Corp
           Discount Bond due 1/4/96       298,854      299,712
             Total Commercial Paper             996,065      997,951


         TOTAL INVESTMENTS                   $4,330,942    4,343,929

         EXCESS OF CASH AND OTHER
         ASSETS OVER LIABILITIES
                            0.60%                             26,358

         NET ASSETS       100.00%                         $4,370,287



NOTES:
(a)  Also represents cost for federal income tax purposes.
(b)  See Note 1 of notes to financial statements.
(c) Total unrealized appreciation on investments consists of gross unrealized gains of $254,086 and gross unrealized losses of $241,100.
(d) For the year ended December 31, 1995, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term commercial paper and US Treasury bills) were $3,836,912 and $732,655, respectively.
(e)  Nonincome producing securities


The accompanying notes are an intergral part of the financial statements.






                       CENTURION T.A.A. FUND, INC.
                STATEMENT OF COVERED CALL OPTIONS WRITTEN
                            DECEMBER 31, 1995

Shares              Common Stock /
Subject            Expiration Date /             Market     Premium
to Call             Exercise Price               Value      Received

 2,500   American Barrick Resources
           -Leaps,  Expires January 1997 @ 30    $6,094     $5,249
 1,300   Cincinnati Milacro
           -Expires May 1996 @30                  1,625      1,092
 1,500   Claire's Stores, Inc.
           -Expires May 1996 @ 22.50                938      3,328
10,000   Conner Peripherals
           -Expires January 1996 @20             15,000     11,050
 2,000   Cor Therapeutics, Inc.
           -Expires April 1996 @ 12.50              875      2,568
 1,000   Cypress Semiconductor
           -Expires March 1996 @15                  875        898
 1,000   Cypress Semiconductor
           -Leaps, Expires January 1997 @ 35      2,125      4,968
 1,000   Cypress Semiconductor
           -Leaps, Expires January 1997 @45       1,250      4,718
 1,500   Galoob Toys, Inc.
           -Expires May 1996 @ 10                 3,844      2,766
 1,500   Galoob Toys, Inc.
           -Expires May 1996 @ 12.50              1,969      1,266
 2,000   Homestake Mining
           -Expire January 1997 @20               2,250      3,818
 1,000   Limited, Inc.
           -Expires May 1996 @ 20                    63        960
   500   Limited, Inc.
           -Expires May 1996 @ 20375343
 2,000   Performance Systems Intl
           -Expires April 1996 @17.50            14,875     11,693
                                                ------------------
                             Total              $52,156    $54,719
                                                ==================



                       CENTURION T.A.A. FUND, INC.
                   STATEMENT OF SECURITIES SOLD SHORT
                            DECEMBER 31, 1995

Shares              Common Stock /
Subject            Expiration Date /             Market     Premium
to Call             Exercise Price               Value      Received

   500   Phlx Semiconductor Index
           -Expires January 1996 @ 210           $6,563     $5,918
   500   Phlx Semiconductor Index
           -Expires March 1996 @ 230             16,688      9,466
                                                ------------------
                             Total              $23,250    $15,384
                                                ==================






                          CENTURION T.A.A. FUND, INC.
                       (Formerly Excel Value Fund, Inc.)


                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995


     INVESTMENT REVENUE

     Dividends                                            $17,597
     Interest                                              59,598
                                                        ----------
       Total Investment  Revenue                           77,195

     EXPENSES

     Investment Advisory Fees (Note 4)       $20,820
     Accounting (Note 4)                      18,000
     Custodian Fees and Expenses               5,106
     Transfer Agent Fees                       2,124
     Audit Fees and Expenses                   3,900
     Shareholder Services                     20,892
     Insurance                                   371
     Registration                             19,912
     Directors Fees                            7,512
     Other Expenses                            1,741
                                           ----------
       Total Expenses                        100,378

     Fees and Expenses Absorbed
      by Investment Advisor                  (26,821)
                                           ----------

      Net Expenses                                         73,557
                                                        ----------
      Net Investment Income                                 3,638
                                                        ----------

     REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENT SECURITIES

     Net Realized Loss from Securities
     Transactions                                        (62,931)
     Unrealized Appreciation of Investments              110,721
     Unrealized Depreciation of Call Options Written      (3,616)
                                                        ----------
     Net Gain on Investments                              44,174
                                                        ----------
     Net Increase in Net Assets from Operations          $47,812
                                                        ==========

The accompanying notes are  an integral part of the financial statements.




                          CENTURION T.A.A. FUND, INC.
                       (Formerly Excel Value Fund, Inc.)

                      STATEMENTS OF CHANGES IN NET ASSETS
                FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994


                                                    1995        1994

     OPERATIONS

     Net Investment Income (Loss)                   $ 3,638   ($27,969)
     Net Realized Loss from Securities Transactions (62,931)   (36,423)
     Unrealized Depreciation of Investments         110,721   (108,570)
     Unrealized Appreciation (Depreciation)
      of Covered Call Options Written                (3,616)     3,975
                                                  ----------  ---------
     Net Increase (Decrease) in Net Assets
      from Operations                                47,812   (168,987)
                                                  ----------  ---------


     FUND SHARE TRANSACTIONS

     Proceeds from Sale of 1,301,491 and 285
      Shares, Respectively                         4,283,465     1,212
     Amount Paid for Repurchase
      of 124,552 and 34,516
      Shares, Respectively                          (413,054) (137,095)
                                                  ----------- ---------

     Net Increase (Decrease) in Net Assets
     from Fund Share Transactions                  3,870,411  (135,883)
                                                  ----------  ---------


     NET ASSETS

     Beginning of Period                             452,064   756,934
                                                  ----------  ---------

     End of Period (includes no undistributed
     investment income)                           $4,370,287  $452,064
                                                  ==========  =========



The accompanying notes are an integral part of the financial statements.





                       CENTURION T.A.A. FUND, INC.
                     NOTES TO  FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  The Fund commenced operations in January 1982. At the shareholder meeting on December 20, 1994, the shareholders voted to change the name of the fund to Centurion T.A.A. Fund, Inc. ("Fund") from Excel Value Fund, Inc. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The objective of the Fund to achieve long-term investment return, including both capital appreciation and current income, consistent with reasonable risk.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation:
  Investments in securities traded on major exchanges are valued at the last quoted sales price on that exchange where such securities are primarily traded. Securities traded in the over-the-counter market are valued at the last sales price. Over-the-counter and listed securities that have not been traded on a certain day are valued at the average between the last bid and asked price. If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's board of directors. Debt securities are valued
in accordance with the procedures above.   Short-term securities are
stated at amortized cost (which approximates market value) if maturity is 60 days or less, or at market value if maturity is greater than 60 days.

Security Transactions and Related Investment Income:
  Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount and original issue discount, is recorded on the accrual basis. Discounts on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Realized security gains and losses are determined using the specific identification cost method.

Estimates:
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes:
  The Fund has complied and continues to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

                       CENTURION T.A.A. FUND, INC.
                     NOTES TO  FINANCIAL STATEMENTS
                               (Continued)

Cash Deposits:
  At December 31, 1995 the Fund had cash on deposit at one financial institution of $135,280. Thus, all cash amounts over the maximum
Federal Deposit Insurance Corporation coverage are not insured. From time to time, the Fund evaluates the credit worthiness of the financial institution and considers alternatives.

NOTE 2 - NET ASSETS

  At December 31, 1995, net assets consisted of:

       Net proceeds from capital stock            $5,037,715
       Unrealized appreciation of investments         12,989
       Unrealized depreciation of covered call
         options written                              (5,303)
       Excess distributions over accumulated
         net income                                 (320,045)
       Undistributed net realized loss from
         security transactions                      (355,069)
                                               --------------
                                                 $ 4,370,287
                                               ==============

NOTE 3 - COVERED CALL OPTIONS WRITTEN

  As of December 31, 1995, portfolio securities valued at $516,875 were held by the custodian in connection with covered call options written by the Fund.

NOTE 4 - PAYMENTS TO RELATED PARTIES

  The following were paid to the Fund advisor or its affiliates for the year ended December 31, 1995:

          Investment advisory fee            $ 20,820
          Accounting fees                      18,000
          12B-1 fees                           10,088
          Transfer agency fees                  2,124
          Commissions:
            Portfolio transactions              6,726





                        CENTURION T.A.A. FUND, INC.
                      NOTES TO  FINANCIAL STATEMENTS
                               (Continued)

  The investment advisory and management agreements provide that the advisor be paid a fee of 1% per annum of the average daily net assets of the Fund. However, if the Fund's expenses, exclusive of taxes, interest, brokerage fees and commissions, exceed 3.625% of the average daily net assets, then the Fund advisor will reimburse the Fund the excess amount. For the year ended December 31, 1995, the advisor reimbursed the Fund the total advisory fee allowed of $20,820 and accounting fees of $6,000.

NOTE 5 - PER SHARE INFORMATION

  Selected data for each share of capital stock outstanding throughout the period is as follows:



                          CENTURION T.A.A. FUND, INC.
                       (Formerly Excel Value Fund, Inc.)

                         NOTES TO FINANCIAL STATEMENTS

NOTE 5 - PER SHARE INFORMATION

  Selected data for each share of capital stock outstanding throughout the period is as follows:
                                    Year Ended December 31
                                  1995     1994     1993    1992    1991    1990

Net Asset Value,
 Beginning of Period              $3.43    $4.55    $4.96   $5.17   $5.11   $7.37

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income             -0.05    -0.18    -0.21   -0.03    0.04    0.11
Net Gains or (Losses)
 on Securities
 (Both Realized
 and Unrealized)                  -0.04    -0.94    -0.20   -0.18    0.73   -1.77

Total From Investment
 Operations - Note 1 <F1>         -0.09    -1.12    -0.41   -0.21    0.77   -1.66

LESS DISTRIBUTIONS
Dividends from Net
 Investment Income                 0.00     0.00     0.00    0.00   -0.07   -0.17
Distributions from
 Capital Gains                     0.00     0.00     0.00    0.00   -0.64   -0.43

Returns of Capital
 Total Distributions               0.00     0.00     0.00    0.00   -0.71   -0.60

Net Asset Value, End of Period

TOTAL RETURN                      -2.62%  -28.01%  -12.39%  -8.38%   9.94% -27.09%

RATIOS AND SUPPLEMENTAL DATA

Net Assets,
 End of Period
 ($000 Omitted)                   $4,370    $452     $757   $1,273   $1,593 $1,917
Ratio of Expenses,
 Before Waiver of Fees
 and Reimbursement,
 to Average Net Assets             4.82%    9.04%    6.19%   4.51%    4.20%  3.89%
Ratio of Expenses,
 After Waiver of Fees
 and Reimbursement,
 to Average Net Assets             3.53%    6.00%    5.19%   3.51%    3.18%  2.90%
Ratio of Net Investment
 Income to Average
 Net Assets                        0.17%   -4.78%   -4.50%  -0.78%    1.20%  1.72%
Portfolio Turnover Rate           57.20%  148.21%  143.11% 151.12%  161.48% 60.77%
Number of Shares
 Outstanding
 at End of Period
 (000 Omitted)                    1,309      132      166     256      308    375

<F1>  Note 1 - Allocated between Net Investment Income and Net Gains or
               (Losses) on Securities based on monthly weighted average shares outstanding.


                   PART C -- OTHER INFORMATION

Item 24.  Financial Statement and Exhibits

     (a) Financial Statements: Financial statements of the Registrant are included in the Registrant's combined Statement of Additional Information filed as part of this Registration Statement.

     (b)  Exhibits:

1    Articles of Incorporation of IRI Stock Fund, Inc.(1)

     Articles of Amendment of IRI Stock Fund, Inc.(3)

     Articles of Amendment of IRI Stock Fund, Inc. to change name to "Excel Value Fund, Inc."(5)

     Articles of Amendment of Excel Value Fund, Inc. to change name to "Centurion T.A.A. Fund, Inc."(7)

1.1 Articles of Amendment of Centurion T.A.A. Fund authorizing multiple classes of shares.

2    Restated Bylaws of Centurion T.A.A. Fund, Inc.(5)

2.1  Multiple Class Share Plan.

3    Not applicable.

4    Specimen copy of share certificate of Centurion T.A.A. Fund, Inc.(7)

5    Form of Investment Advisory Agreement of Centurion T.A.A. Fund,
     Inc.(8)

6    Form of Distribution Agreement of Centurion T.A.A. Fund, Inc.

7    Not applicable.

8    Custodian Agreement.

9(a) Form of Administration Agreement of Centurion T.A.A. Fund, Inc.(7)

9(b) Form of Accounting Services Agreement of Centurion T.A.A. Fund,
     Inc.(7)

9(c) Form of Shareholder Services Agent Agreement of Centurion T.A.A.
     Fund, Inc.

10   Opinion and Consent with respect to Centurion T.A.A. Fund, Inc.(2)

11   Consent of Squire & Company.(9)

12   Not applicable.

13   Letter of Investment Intent with respect to Centurion T.A.A. Fund,
     Inc.(1)

14   Forms of Tax-Sheltered Retirement Plans.(2)

15.1 Form of Rule 12b-1 Plan of Distribution (Class C Share Plan).

15.2 Form of Rule 12b-1 Plan of Distribution for Class A Shares.

15.3 Form of Rule 12b-1 Plan of Distribution for Class B Shares.

16   Calculations of Total Returns of Centurion T.A.A. Fund, Inc.(3)

________________________________________

(1) Incorporated herein by reference to Registration Statement on Form N-1A of IRI Stock Fund, Inc. filed with the Securities and Exchange Commission on September 4, 1981.

(2) Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A of IRI Stock Fund, Inc. filed with the Securities and Exchange Commission on January 6, 1982.

(3) Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of IRI Stock Fund, Inc. and Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of Midas Gold Shares & Bullion, Inc. filed with the Securities and Exchange Commission on May 2, 1988.

(4) Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of IRI Stock Fund, Inc. and Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of Midas Gold Shares & Bullion, Inc. filed with the Securities and Exchange Commission on March 30, 1989.

(5) Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of Excel Value Fund, Inc. and Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Excel Midas Gold Shares, Inc. filed with the Securities and Exchange Commission on May 1, 1990.

(6) Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of Excel Value Fund, Inc. filed with the Securities and Exchange Commission on May 1, 1992.

(7) Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of Centurion T.A.A. Fund, Inc. filed with the Securities and Exchange Commission on February 2, 1995.

(8) Incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of Centurion T.A.A. Fund, Inc. filed with the Securities and Exchange Commission on April 27, 1995.

(9) Incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A of Centurion T.A.A. Fund, Inc. filed with the Securities and Exchange Commission on April 9, 1996.


Item 25.  Persons Controlled by or Under Common Control with Registrant

    Not applicable.

Item 26.  Number of Holders of Securities

    The following table sets forth the number of holders of shares of Centurion T.A.A. Fund, Inc. as of July 31, 1996.


          Title of Class                  Number of Record Holders

       Common stock, par value                       346
       $0.01 per


Item 27.  Indemnification

Indemnification. Article 7(d) of the Registrant's Articles of Incorporation and Article VIII of its Bylaws provide that the Registrant shall indemnify such persons, for such expenses and liabilities, in such manner, under such circumstances, and to such extent as permitted by
Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended; provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereinafter amended, and any rules, regulations or releases promulgated thereunder.

The Registrant may indemnify its officers and directors and other "persons" acting in an "official capacity" (as such terms are defined in Section 302A.521) pursuant to a determination by the board of directors or shareholders of the Registrant as set forth in Section 302A.521, by special legal counsel selected by the board or a committee thereof for the purpose of making such a determination, or by a Minnesota court upon application of the person seeking indemnification. If a director is seeking indemnification for conduct in the capacity of director or officer of the Registrant, then such director generally may not be counted for the purpose of determining either the presence of a quorum of such director's eligibility to be indemnified.

In any case, indemnification is proper only if the eligibility determining body decides that the person seeking indemnification:

 (a) has not received indemnification for the same conduct from any other party or organization;

 (b) acted in good faith;

 (c) received no improper personal benefit;

 (d) in the case of criminal proceedings, had no reasonable cause to believe the conduct was unlawful;

(e) reasonably believed that the conduct was in the best interest of the Registrant, or in certain contexts, was not opposed to the best interest of the Registrant; and

(f) had not otherwise engaged in conduct which precludes indemnification under either Minnesota or Federal law (including, without limitation, conduct constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of duties as set forth in
     Section 17(h) and (i) of the Investment Company Act of 1940).

    Advances. If a person is made or threatened to be made a party to a proceeding, the person is entitled, upon written request to the Registrant, to payment or reimbursement by the Registrant of reasonable expenses, including attorneys' fees and disbursements, incurred by the person in advance of the final disposition of the proceeding, (a) upon receipt by the Registrant of a written affirmation by the person of a good faith belief that the criteria for indemnification set forth in
Section 302A.521 have been satisfied and a written undertaking by the person to repay all amounts so paid or reimbursed by the Registrant, if it is ultimately determined that the criteria for indemnification have not been satisfied, and (b) after a preclude indemnification under
Section 302A.521. The written undertaking required by clause (a) is an unlimited general obligation of the person making it, but need not be secured and shall be accepted without reference to financial ability to make the repayment.

    Undertaking. The Registrant undertakes that insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

    Other. Reference is made to Section 9 of the Distribution Agreement filed as Exhibit (6) to this Registration Statement.

Item 28.  Business and Other Connections of Investment Advisor

Information on the business of the Registrant's investment advisor is described in the section of the Statement of Additional Information entitled "Centurion Counsel, Inc., Centurion Group, Inc. and Centurion Institutional Services, Inc." filed as part of this Registration Statement.

The following table includes a listing of the name and principal business address of each director and executive officer of Centurion Counsel, Inc., the Registrant's investment advisor, the position(s) held with Centurion Counsel, Inc. and any other business, profession, vocation or employment of a substantial nature in which such persons currently engage or have engaged (in the capacity of director, officer, employee, partner or trustee) during the past two years.




Name and Principal                         Position(s) with                        Other Occupations
Business Address                           Centurion Counsel, Inc.                 During Past Two Years

Jack K. Heilbron                           Chairman of the Board and Chief         Chairman of the Board and Chief
11545 W. Bernardo Court,                   Investment Officer                      Executive Officer of the Registrant.
Suite 100                                                                          Chairman of the Board of Directors of
San Diego, CA 92127                                                                C I Holding Group, Inc. ("C I Holding"),
                                                                                   the parent corporation of Centurion
                                                                                   Counsel, Inc.  Mr. Heilbron also serves
                                                                                   as the Chairman and a Director of other
                                                                                   operating subsidiaries of C I Holding.


Kenneth W. Elsberry                        President, Chief Financial Officer      President, Chief Financial Officer and
11545 W. Bernardo Court,                   and Director                            Treasurer of the Registrant.  Chief
Suite 100                                                                          Financial Officer and Director of C I
San Diego, CA 92127                                                                Holding and other of its operating
                                                                                   subsidiaries.


Mary R. Limoges                            Executive Vice President,               Secretary of Registrant.  Executive Vice
11545 W. Bernardo Court,                   Secretary and Director                  President, Secretary and Director of C I
Suite 100                                                                          Holding and serves as Executive Officer
San Diego, CA 92127                                                                of other of its operating subsidiaries.



Item 29.  Principal Underwriters

    The following table sets forth the name and principal business address of each director and officer of Centurion Institutional Services, Inc., the Registrant's principal underwriter, and the positions, if any, such persons hold with Centurion T.A.A. Fund, Inc.


Name and Principal                Position(s) and Office(s) with                   Positions and Offices
Business Address                  Centurion Institutional Services, Inc.           With the Registrant

Mary R. Limoges                   President, Chief Executive Officer               Secretary
11545 W. Bernardo Court,          and Director
Suite 100
San Diego, CA 92127


Kenneth W. Elsberry               Chief Financial Officer and Director       President, Chief Executive
11545 W. Bernardo Court,                                                     Officer, Treasurer, Chief
Suite 100                                                                    Financial Officer
San Diego, CA 92127



Item 30.  Location of Accounts and Records

    Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio, 45202-1118, acts as the custodian of the Registrant's portfolio securities and cash. Centurion Group, Inc., 11545 W. Bernardo Court, Suite 100, San Diego, California 92127, acts as Registrant's transfer agent, dividend disbursing agent, administrative services agent and accounting services agent. Star Bank, N.A. and Centurion Group, Inc. will maintain certain books and records in connection with their respective duties. All other records, including the Registrant's minute books, will be kept by the Registrant.

Item 31.  Management Services

    Not applicable.

Item 32.  Undertakings

     (a)Not applicable.

     (b)Not applicable.
                            SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Diego, State of California, on the _____ day of October 1996.

    CENTURION T.A.A. FUND, INC.


     By:/s/ Kenneth W. Elsberry
    Kenneth W. Elsberry
    Chief Executive Officer and
    Chief Financial Officer

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

      Signature                 Title                      Date


/s/ Jack K. Heilbron      Chairman of the Board         October __, 1996
Jack K. Heilbron          of the Registrant



/s/ Kenneth W. Elsberry   President, Chief Executive    October __, 1996
Kenneth W. Elsberry       Officer, Chief Financial
                          Officer and Director of
                          the Registrant

/s/ Carol Ann Freeland    Director of the Registrant    October __, 1996
Carol Ann Freeland


/s/ Richard E. Hall       Director of the Registrant    October __, 1996
Richard E. Hall



/s/ Russell W. Ketron     Director of the Registrant    October __, 1996
Russell W. Ketron



/s/ Douglas Werner        Director of the Registrant    October __, 1996
Douglas Werner